As filed with the Securities and Exchange Commission on April 24, 2015

Registration File Nos. 333-134820 and 811-21907

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 11	☒

(Check appropriate box or boxes.)

TIAA Separate Account VA-3

(Exact Name of Registrant)

Teachers Insurance and

Annuity Association of America

(Name of Insurance Company)

730 Third Avenue

New York, New York 10017

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:

Rachel D. Mendelson, Esquire	Stephen E. Roth, Esquire
Teachers Insurance and Annuity	Sutherland Asbill & Brennan LLP
Association of America	700 Sixth Street, N.W., Suite 700
730 Third Avenue	Washington, DC 20001-3980
New York, New York 10017

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered:	Interests in a separate account funding variable annuity contracts.

PROSPECTUS — LEVEL 1

MAY 1, 2015

TIAA Access

Individual and group variable annuity contracts funded through

TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2015. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Bond Fund	• Lifecycle Retirement Income Fund
■ TIAA-CREF Bond Index Fund	• Lifecycle 2010 Fund
■ TIAA-CREF Bond Plus Fund	• Lifecycle 2015 Fund
■ TIAA-CREF Emerging Markets Equity Fund	• Lifecycle 2020 Fund
■ TIAA-CREF Emerging Markets Equity Index Fund	• Lifecycle 2025 Fund
■ TIAA-CREF Equity Index Fund	• Lifecycle 2030 Fund
■ TIAA-CREF Growth & Income Fund	• Lifecycle 2035 Fund
■ TIAA-CREF High-Yield Fund	• Lifecycle 2040 Fund
■ TIAA-CREF Inflation-Linked Bond Fund	• Lifecycle 2045 Fund
■ TIAA-CREF International Equity Fund	• Lifecycle 2050 Fund
■ TIAA-CREF International Equity Index Fund	• Lifecycle 2055 Fund
■ TIAA-CREF Large-Cap Growth Fund	• Lifecycle 2060 Fund
■ TIAA-CREF Large-Cap Growth Index Fund	■ TIAA-CREF Mid-Cap Growth Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF Mid-Cap Value Fund
■ TIAA-CREF Large-Cap Value Index Fund	■ TIAA-CREF Money Market Fund
■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF S&P 500 Index Fund
■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Small-Cap Blend Index Fund
■ TIAA-CREF Small-Cap Equity Fund
■ TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

■ American Funds EuroPacific Growth Fund
(Class R-5)

■ American Funds Washington Mutual Investors Fund
(Class R-5)

■ DFA Emerging Markets Portfolio (Institutional Class)

■ Dodge & Cox International Stock Fund*

■ T. Rowe Price® Institutional Large-Cap Growth Fund

■ Vanguard® Emerging Markets Stock Index Fund (Admiral Shares)

■ Vanguard® Explorer Fund (Investor Shares)

■ Vanguard® Intermediate-Term Treasury Fund (Investor Shares)

■ Vanguard® Selected Value Fund (Investor Shares)

■ Vanguard® Small-Cap Value Index Fund (Investor Shares)

■ Vanguard® Wellington Fund (Investor Shares)

■ Western Asset Core Plus Bond Fund (Class I)

* Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund*

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

*	Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

TIAA Access ■ Prospectus	7

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.05%
Total separate account annual charges	2.00%	0.10%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds.

8	Prospectus ■ TIAA Access

The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2015 to February 29, 2016)‡	0.05%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.03%	—	0.32%	—	0.32%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.10%	—	0.95%	—	0.95%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.09%	—	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF High-Yield Fund[1,2]	0.34%	—	0.03%	—	0.37%	—	0.37%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF International Equity Fund[1,2]	0.46%	—	0.03%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.07%	0.38%	0.55%	0.17%	0.38%
• Lifecycle 2010 Fund[3]	0.10%	—	0.03%	0.39%	0.52%	0.13%	0.39%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.40%	0.53%	0.13%	0.40%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.41%	0.54%	0.13%	0.41%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.43%	0.56%	0.13%	0.43%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
• Lifecycle 2040 Fund[3]	0.10%	—	0.02%	0.46%	0.58%	0.12%	0.46%
• Lifecycle 2045 Fund[3]	0.10%	—	0.04%	0.46%	0.60%	0.14%	0.46%
• Lifecycle 2050 Fund[3]	0.10%	—	0.05%	0.46%	0.61%	0.15%	0.46%
• Lifecycle 2055 Fund[3]	0.10%	—	0.22%	0.46%	0.78%	0.32%	0.46%
• Lifecycle 2060 Fund[3]	0.10%	—	0.58%	0.46%	1.14%	0.68%	0.46%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.39%	—	0.02%	—	0.41%	—	0.41%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.02%	—	0.52%	—	0.52%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	0.07%	0.13%	—	0.13%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	0.07%	0.49%	—	0.49%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.06%	—	0.56%	—	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
Vanguard Emerging Markets Stock Index Fund (Admiral Shares)	0.08%	—	0.07%	—	0.15%	—	0.15%
Vanguard Explorer Fund (Investor Shares)	0.49%	—	0.03%	0.01%	0.53%	—	0.53%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.17%	—	0.03%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.42%	—	0.02%	—	0.44%	—	0.44%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.21%	—	0.03%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.25%	—	0.01%	—	0.26%	—	0.26%
Western Asset Core Plus Bond Fund (Class I)	0.40%	—	0.09%	—	0.49%	0.04%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Small-Cap Blend Index Fund and TIAA-CREF Small-Cap Equity Fund invest a small portion of their assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2016, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2015, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2015. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2015 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$127	$396	$685	$1,507
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$15	$48	$85	$192

12	Prospectus ■ TIAA Access

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

TIAA Access ■ Prospectus	13

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

14	Prospectus ■ TIAA Access

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 4.1 million people and approximately 15,000 institutions as of December 31, 2014, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2014, TIAA’s total statutory admitted assets were approximately $263 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $851 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

TIAA Access ■ Prospectus	15

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts

16	Prospectus ■ TIAA Access

with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

TIAA Access ■ Prospectus	17

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

18	Prospectus ■ TIAA Access

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included

TIAA Access ■ Prospectus	19

in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

20	Prospectus ■ TIAA Access

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

TIAA Access ■ Prospectus	21

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

22	Prospectus ■ TIAA Access

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the fund. The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

TIAA Access ■ Prospectus	23

The investment advisors

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares); Arrowpoint Partners, Century Capital Management, LLC, Chartwell Investment Partners, Inc., Granahan Investment Management, Inc., Kalmar Investment Advisers, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the

24	Prospectus ■ TIAA Access

funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

•	asset class coverage,

•	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•	brand recognition,

•	performance,

•	the capability and qualification of each investment firm, and

•	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice.

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The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

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State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

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If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before

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investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit

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by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

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The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

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If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA-CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only

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be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are

TIAA Access ■ Prospectus	33

generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is

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shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

TIAA Access ■ Prospectus	35

effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

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•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from

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an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your

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beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

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Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation

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period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

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Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method

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operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life. This payment method is not available under Retirement Choice or Retirement Choice Plus contracts.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

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B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Federal Defense of Marriage Act.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

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Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your

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accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0.5% to 3.5%, depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $18,000 ($24,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2015; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as

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part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the

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annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The right of a spouse to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those that are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state or foreign law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. IRS guidance provides that civil unions and similar relationships recognized under state law are not marriages unless denominated as such. However, some uncertainty remains regarding the treatment of same-sex spouses as defined under applicable law. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

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•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

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Special Risks Related to Cyber Security. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction

TIAA Access ■ Prospectus	51

process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $2,829,919, $1,974,158, and $1,181,101 in fees to Services for fiscal years 2014, 2013, and 2012, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

52	Prospectus ■ TIAA Access

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	53

Table of contents for the Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-3

Financial Statements	B-4

54	Prospectus ■ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ■ Prospectus	55

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Bond Fund Sub-Account
2014		0		$34.96	$36.97
2013		0		$35.38	$34.96
2012		0		$32.99	$35.38
2011		0		$30.94	$32.99
2010		0		$28.97	$30.94
2009		0		$27.26	$28.97
2008		0		$26.55	$27.26
2007	(a)	0	^	$25.00	$26.55

TIAA-CREF Bond Index Fund Sub-Account
2014		1,444		$26.83	$28.37
2013		613		$27.49	$26.83
2012		286		$26.44	$27.49
2011	(d)	143		$25.00	$26.44

TIAA-CREF Bond Plus Fund Sub-Account
2014		97		$34.90	$36.89
2013		82		$35.17	$34.90
2012		103		$32.46	$35.17
2011		56		$30.41	$32.46
2010		12		$28.07	$30.41
2009		3		$25.49	$28.07
2008		0	^	$26.18	$25.49
2007	(a)	0	^	$25.00	$26.18

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2014		58		$22.66	$20.88
2013		25		$22.76	$22.66
2012		20		$18.91	$22.76
2011	(d)	1		$25.00	$18.91

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2014		93		$22.04	$21.31
2013		27		$22.79	$22.04
2012		15		$19.23	$22.79
2011	(d)	9		$25.00	$19.23

56	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Equity Index Fund Sub-Account
2014		1,213		$37.68	$42.35
2013		1,107		$28.26	$37.68
2012		876		$24.31	$28.26
2011		752		$24.10	$24.31
2010		712		$20.65	$24.10
2009		711		$16.13	$20.65
2008		7		$25.75	$16.13
2007	(a)	5		$25.00	$25.75

TIAA-CREF Growth & Income Fund Sub-Account
2014		2,672		$43.77	$48.65
2013		2,517		$32.61	$43.77
2012		2,378		$28.04	$32.61
2011		1,730		$27.26	$28.04
2010		1,473		$24.12	$27.26
2009		1,320		$19.04	$24.12
2008		438		$29.34	$19.04
2007	(a)	102		$25.00	$29.34

TIAA-CREF High-Yield Fund Sub-Account
2014		202		$42.85	$43.87
2013		110		$40.40	$42.85
2012		109		$35.35	$40.40
2011		51		$33.34	$35.35
2010		25		$29.12	$33.34
2009		13		$20.57	$29.12
2008		3		$25.60	$20.57
2007	(a)	0	^	$25.00	$25.60

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2014		0	^	$34.61	$35.76
2013		0		$37.97	$34.61
2012		0		$35.68	$37.97
2011		0		$31.52	$35.68
2010		0		$29.75	$31.52
2009		0		$27.21	$29.75
2008		0		$27.72	$27.21
2007	(a)	0	^	$25.00	$27.72

TIAA Access ■ Prospectus	57

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF International Equity Fund Sub-Account
2014		2,546	$28.57	$26.26
2013		2,633	$23.06	$28.57
2012		2,565	$17.58	$23.06
2011		2,613	$23.01	$17.58
2010		2,433	$19.21	$23.01
2009		1,854	$14.59	$19.21
2008		1,365	$28.98	$14.59
2007	(a)	883	$25.00	$28.98

TIAA-CREF International Equity Index Fund Sub-Account
2014		8,556	$27.94	$26.37
2013		7,722	$22.93	$27.94
2012		6,191	$19.27	$22.93
2011		4,004	$21.94	$19.27
2010		2,955	$20.42	$21.94
2009		1,938	$15.79	$20.42
2008		905	$27.37	$15.79
2007	(a)	290	$25.00	$27.37

TIAA-CREF Large-Cap Growth Fund Sub-Account
2014		37	$44.32	$49.24
2013		34	$31.73	$44.32
2012		34	$27.16	$31.73
2011		23	$26.75	$27.16
2010		12	$23.67	$26.75
2009		10	$17.58	$23.67
2008		9	$29.87	$17.58
2007	(a)	8	$25.00	$29.87

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2014		1,868	$41.73	$47.11
2013		1,702	$31.33	$41.73
2012		1,100	$27.22	$31.33
2011		869	$26.56	$27.22
2010		815	$22.83	$26.56
2009		669	$16.68	$22.83
2008		508	$27.17	$16.68
2007	(a)	142	$25.00	$27.17

58	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Large-Cap Value Fund Sub-Account
2014		4,061	$34.33	$37.44
2013		4,209	$25.56	$34.33
2012		2,447	$21.38	$25.56
2011		2,131	$22.69	$21.38
2010		1,924	$19.23	$22.69
2009		1,010	$14.72	$19.23
2008		510	$24.54	$14.72
2007	(a)	183	$25.00	$24.54

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2014		3,799	$33.15	$37.55
2013		2,485	$25.07	$33.15
2012		1,753	$21.39	$25.07
2011		1,188	$21.34	$21.39
2010		933	$18.52	$21.34
2009		751	$15.50	$18.52
2008		466	$24.60	$15.50
2007	(a)	70	$25.00	$24.60

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2014		264	$33.78	$35.27
2013		263	$30.78	$33.78
2012		182	$27.63	$30.78
2011		147	$26.91	$27.63
2010		104	$24.35	$26.91
2009		18	$20.98	$24.35
2008	(c)	0	$25.00	$20.98

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2014		880	$35.24	$36.82
2013		860	$31.49	$35.24
2012		773	$27.98	$31.49
2011		663	$27.54	$27.98
2010		596	$24.67	$27.54
2009		451	$20.68	$24.67
2008		334	$27.04	$20.68
2007	(a)	163	$25.00	$27.04

TIAA Access ■ Prospectus	59

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2014		1,675	$35.04	$36.68
2013		1,565	$30.78	$35.04
2012		1,297	$27.15	$30.78
2011		1,125	$26.98	$27.15
2010		849	$23.98	$26.98
2009		603	$19.77	$23.98
2008		328	$27.06	$19.77
2007	(a)	186	$25.00	$27.06

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2014		2,560	$34.81	$36.47
2013		2,167	$29.91	$34.81
2012		1,729	$26.12	$29.91
2011		1,335	$26.22	$26.12
2010		985	$23.15	$26.22
2009		656	$18.81	$23.15
2008		317	$26.96	$18.81
2007	(a)	85	$25.00	$26.96

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2014		2,560	$34.69	$36.34
2013		2,162	$29.10	$34.69
2012		1,782	$25.20	$29.10
2011		1,313	$25.55	$25.20
2010		988	$22.45	$25.55
2009		686	$17.94	$22.45
2008		290	$26.96	$17.94
2007	(a)	92	$25.00	$26.96

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2014		2,511	$34.44	$36.03
2013		2,187	$28.24	$34.44
2012		1,830	$24.26	$28.24
2011		1,431	$24.86	$24.26
2010		1,027	$21.70	$24.86
2009		655	$17.13	$21.70
2008		279	$26.98	$17.13
2007	(a)	68	$25.00	$26.98

60	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2014		2,780		$34.80	$36.39
2013		2,372		$27.92	$34.80
2012		1,963		$23.82	$27.92
2011		1,498		$24.68	$23.82
2010		1,078		$21.45	$24.68
2009		670		$16.71	$21.45
2008		262		$27.02	$16.71
2007	(a)	49		$25.00	$27.02

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2014		3,936		$35.42	$37.02
2013		3,387		$28.06	$35.42
2012		2,859		$23.90	$28.06
2011		2,232		$24.82	$23.90
2010		1,636		$21.53	$24.82
2009		1,052		$16.77	$21.53
2008		387		$27.08	$16.77
2007	(a)	95		$25.00	$27.08

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2014		1,001		$34.01	$35.54
2013		715		$26.96	$34.01
2012		490		$22.96	$26.96
2011		260		$23.85	$22.96
2010		104		$20.70	$23.85
2009		27		$16.13	$20.70
2008	(c)	1		$25.00	$16.13

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2014		637		$33.64	$35.15
2013		451		$26.68	$33.64
2012		288		$22.72	$26.68
2011		165		$23.58	$22.72
2010		62		$20.48	$23.58
2009		12		$15.99	$20.48
2008	(c)	0	^	$25.00	$15.99

TIAA Access ■ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2014		19		$32.92	$34.40
2013		1		$26.11	$32.92
2012	(e)	0		$24.76	$26.11

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2014		1,762		$44.07	$47.43
2013		1,979		$32.25	$44.07
2012		1,750		$27.37	$32.25
2011		1,729		$28.91	$27.37
2010		1,652		$22.53	$28.91
2009		959		$15.37	$22.53
2008		265		$28.65	$15.37
2007	(a)	129		$25.00	$28.65

TIAA-CREF Mid-Cap Value Fund Sub-Account
2014		6,857		$38.28	$43.15
2013		6,447		$28.90	$38.28
2012		5,791		$24.81	$28.90
2011		4,865		$25.39	$24.81
2010		4,002		$20.98	$25.39
2009		2,546		$15.31	$20.98
2008		1,382		$25.82	$15.31
2007	(a)	324		$25.00	$25.82

TIAA-CREF Money Market Fund Sub-Account
2014		105		$26.84	$26.81
2013		130		$26.86	$26.84
2012		10		$26.88	$26.86
2011		0		$26.89	$26.88
2010		0		$26.90	$26.89
2009		0		$26.83	$26.90
2008		0		$26.15	$26.83
2007	(a)	0	^	$25.00	$26.15

62	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Real Estate Securities Fund Sub-Account
2014		656		$24.64	$31.54
2013		220		$24.25	$24.64
2012		177		$20.31	$24.25
2011		58		$19.00	$20.31
2010		17		$14.52	$19.00
2009		9		$11.67	$14.52
2008		3		$19.05	$11.67
2007	(a)	0	^	$25.00	$19.05

TIAA-CREF S&P 500 Index Fund Sub-Account
2014		3,255		$36.81	$41.78
2013		2,352		$27.87	$36.81
2012		1,732		$24.06	$27.87
2011		1,078		$23.61	$24.06
2010		942		$20.58	$23.61
2009		765		$16.31	$20.58
2008		461		$25.91	$16.31
2007	(a)	99		$25.00	$25.91

TIAA-CREF Short-Term Bond Fund Sub-Account
2014		344		$31.57	$31.86
2013		252		$31.49	$31.57
2012		248		$30.39	$31.49
2011		237		$29.65	$30.39
2010		191		$28.34	$29.65
2009		116		$26.86	$28.34
2008		71		$26.25	$26.86
2007	(a)	46		$25.00	$26.25

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2014		3,764		$39.79	$41.80
2013		3,477		$28.66	$39.79
2012		2,072		$24.60	$28.66
2011		1,486		$25.69	$24.60
2010		1,616		$20.29	$25.69
2009		1,100		$16.03	$20.29
2008		3		$24.18	$16.03
2007	(a)	1		$25.00	$24.18

TIAA Access ■ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Small-Cap Equity Fund Sub-Account
2014		2,478		$38.06	$40.66
2013		2,171		$27.22	$38.06
2012		1,961		$23.88	$27.22
2011		1,752		$24.88	$23.88
2010		1,208		$19.54	$24.88
2009		569		$15.43	$19.54
2008		394		$22.99	$15.43
2007	(a)	89		$25.00	$22.99

TIAA-CREF Social Choice Equity Fund Sub-Account
2014		256		$37.67	$41.86
2013		254		$28.07	$37.67
2012		231		$24.64	$28.07
2011		232		$24.68	$24.64
2010		242		$21.32	$24.68
2009		190		$16.14	$21.32
2008		112		$25.33	$16.14
2007	(a)	27		$25.00	$25.33

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2014		4,961		$33.35	$32.53
2013		3,609		$27.70	$33.35
2012		2,163		$23.19	$27.70
2011		1,976		$26.78	$23.19
2010		1,774		$24.45	$26.78
2009		1,349		$17.56	$24.45
2008		671		$29.51	$17.56
2007	(b)	0	^	$27.34	$29.51

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2014		1,936		$36.84	$41.03
2013		1,186		$27.88	$36.84
2012		998		$24.74	$27.88
2011		552		$23.08	$24.74
2010		219		$20.34	$23.08
2009		179		$17.07	$20.34
2008		46		$25.52	$17.07
2007	(b)	0	^	$26.33	$25.52

64	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2014		640	$22.55	$22.14
2013		141	$23.30	$22.55
2012		130	$19.57	$23.30
2011	(d)	49	$25.00	$19.57

Dodge & Cox International Stock Fund Sub-Account
2014		743	$29.48	$29.47
2013		258	$23.36	$29.48
2012		169	$19.32	$23.36
2011	(d)	8	$25.00	$19.32

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2014		1,063	$46.71	$50.73
2013		908	$32.37	$46.71
2012		781	$27.56	$32.37
2011		547	$27.98	$27.56
2010		476	$24.10	$27.98
2009		503	$15.74	$24.10
2008		150	$26.68	$15.74
2007	(a)	68	$25.00	$26.68

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2014	(g)	203	$21.74	$21.84
2013		157	$22.91	$21.74
2012		89	$19.31	$22.91
2011	(d)	7	$25.00	$19.31

Vanguard Explorer Fund (Investor Shares) Sub-Account
2014		307	$36.19	$37.57
2013		214	$25.09	$36.19
2012		165	$21.86	$25.09
2011	(d)	58	$25.00	$21.86

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2014		78	$26.88	$28.01
2013		20	$27.76	$26.88
2012		26	$27.07	$27.76
2011	(d)	24	$25.00	$27.07

TIAA Access ■ Prospectus	65

Separate account condensed financial information TIAA Access	(concluded)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2014		2,865	$37.57	$39.92
2013		1,556	$26.47	$37.57
2012		203	$22.99	$26.47
2011	(d)	8	$25.00	$22.99

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2014		757	$35.58	$39.23
2013		247	$26.11	$35.58
2012		164	$22.04	$26.11
2011	(d)	34	$25.00	$22.04

Vanguard Wellington Fund (Investor Shares) Sub-Account
2014		1,394	$32.56	$35.72
2013		791	$27.24	$32.56
2012		460	$24.22	$27.24
2011	(d)	51	$25.00	$24.22

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2014		1,312	$37.13	$39.94
2013		1,173	$37.56	$37.13
2012		1,181	$34.68	$37.56
2011		900	$32.53	$34.68
2010		626	$29.09	$32.53
2009		382	$23.13	$29.09
2008		166	$25.64	$23.13
2007	(a)	52	$25.00	$25.64

^	Less than $1,000.
(a)	Sub-Account commenced operations February 1, 2007.
(b)	Sub-Account commenced operations August 8, 2007.
(c)	Sub-Account commenced operations May 1, 2008.
(d)	Sub-Account commenced operations May 1, 2011.
(e)	Sub-Account commenced operations August 28, 2012.
(g)	Effective October 24, 2014, all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.

66	Prospectus ■ TIAA Access

PROSPECTUS — LEVEL 2

MAY 1, 2015

TIAA Access

Individual and group variable annuity contracts funded through

TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2015. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Bond Fund	• Lifecycle Retirement Income Fund
■ TIAA-CREF Bond Index Fund	• Lifecycle 2010 Fund
■ TIAA-CREF Bond Plus Fund	• Lifecycle 2015 Fund
■ TIAA-CREF Emerging Markets Equity Fund	• Lifecycle 2020 Fund
■ TIAA-CREF Emerging Markets Equity Index Fund	• Lifecycle 2025 Fund
■ TIAA-CREF Equity Index Fund	• Lifecycle 2030 Fund
■ TIAA-CREF Growth & Income Fund	• Lifecycle 2035 Fund
■ TIAA-CREF High-Yield Fund	• Lifecycle 2040 Fund
■ TIAA-CREF Inflation-Linked Bond Fund	• Lifecycle 2045 Fund
■ TIAA-CREF International Equity Fund	• Lifecycle 2050 Fund
■ TIAA-CREF International Equity Index Fund	• Lifecycle 2055 Fund
■ TIAA-CREF Large-Cap Growth Fund	• Lifecycle 2060 Fund
■ TIAA-CREF Large-Cap Growth Index Fund	■ TIAA-CREF Mid-Cap Growth Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF Mid-Cap Value Fund
■ TIAA-CREF Large-Cap Value Index Fund	■ TIAA-CREF Money Market Fund
■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF S&P 500 Index Fund
■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Small-Cap Blend Index Fund
■ TIAA-CREF Small-Cap Equity Fund
■ TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

■ American Funds EuroPacific Growth Fund
(Class R-5)

■ American Funds Washington Mutual Investors Fund
(Class R-5)

■ DFA Emerging Markets Portfolio (Institutional Class)

■ Dodge & Cox International Stock Fund*

■ T. Rowe Price® Institutional Large-Cap Growth Fund

■ Vanguard® Emerging Markets Stock Index Fund (Admiral Shares)

■ Vanguard® Explorer Fund (Investor Shares)

■ Vanguard® Intermediate-Term Treasury Fund (Investor Shares)

■ Vanguard® Selected Value Fund (Investor Shares)

■ Vanguard® Small-Cap Value Index Fund (Investor Shares)

■ Vanguard® Wellington Fund (Investor Shares)

■ Western Asset Core Plus Bond Fund (Class I)

* Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund*

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

*	Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

TIAA Access ■ Prospectus	7

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.25%
Total separate account annual charges	2.00%	0.30%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds.

8	Prospectus ■ TIAA Access

The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2015 to February 29, 2016)‡	0.05%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.03%	—	0.32%	—	0.32%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.10%	—	0.95%	—	0.95%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.09%	—	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF High-Yield Fund[1,2]	0.34%	—	0.03%	—	0.37%	—	0.37%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF International Equity Fund[1,2]	0.46%	—	0.03%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.07%	0.38%	0.55%	0.17%	0.38%
• Lifecycle 2010 Fund[3]	0.10%	—	0.03%	0.39%	0.52%	0.13%	0.39%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.40%	0.53%	0.13%	0.40%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.41%	0.54%	0.13%	0.41%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.43%	0.56%	0.13%	0.43%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
• Lifecycle 2040 Fund[3]	0.10%	—	0.02%	0.46%	0.58%	0.12%	0.46%
• Lifecycle 2045 Fund[3]	0.10%	—	0.04%	0.46%	0.60%	0.14%	0.46%
• Lifecycle 2050 Fund[3]	0.10%	—	0.05%	0.46%	0.61%	0.15%	0.46%
• Lifecycle 2055 Fund[3]	0.10%	—	0.22%	0.46%	0.78%	0.32%	0.46%
• Lifecycle 2060 Fund[3]	0.10%	—	0.58%	0.46%	1.14%	0.68%	0.46%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.39%	—	0.02%	—	0.41%	—	0.41%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.02%	—	0.52%	—	0.52%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	0.07%	0.13%	—	0.13%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	0.07%	0.49%	—	0.49%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.06%	—	0.56%	—	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
Vanguard Emerging Markets Stock Index Fund (Admiral Shares)	0.08%	—	0.07%	—	0.15%	—	0.15%
Vanguard Explorer Fund (Investor Shares)	0.49%	—	0.03%	0.01%	0.53%	—	0.53%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.17%	—	0.03%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.42%	—	0.02%	—	0.44%	—	0.44%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.21%	—	0.03%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.25%	—	0.01%	—	0.26%	—	0.26%
Western Asset Core Plus Bond Fund (Class I)	0.40%	—	0.09%	—	0.49%	0.04%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Small-Cap Blend Index Fund and TIAA-CREF Small-Cap Equity Fund invest a small portion of their assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2016, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2015, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2015. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2015 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$148	$459	$792	$1,733
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$36	$113	$197	$444

12	Prospectus ■ TIAA Access

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

TIAA Access ■ Prospectus	13

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

14	Prospectus ■ TIAA Access

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 4.1 million people and approximately 15,000 institutions as of December 31, 2014, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2014, TIAA’s total statutory admitted assets were approximately $263 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $851 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

TIAA Access ■ Prospectus	15

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts

16	Prospectus ■ TIAA Access

with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

TIAA Access ■ Prospectus	17

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

18	Prospectus ■ TIAA Access

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included

TIAA Access ■ Prospectus	19

in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

20	Prospectus ■ TIAA Access

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

TIAA Access ■ Prospectus	21

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

22	Prospectus ■ TIAA Access

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the fund. The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

TIAA Access ■ Prospectus	23

The investment advisors

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares); Arrowpoint Partners, Century Capital Management, LLC, Chartwell Investment Partners, Inc., Granahan Investment Management, Inc., Kalmar Investment Advisers, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the

24	Prospectus ■ TIAA Access

funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

•	asset class coverage,

•	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•	brand recognition,

•	performance,

•	the capability and qualification of each investment firm, and

•	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice.

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The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

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State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

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If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before

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investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit

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by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

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The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

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If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA-CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only

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be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are

TIAA Access ■ Prospectus	33

generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is

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shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

TIAA Access ■ Prospectus	35

effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

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•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from

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an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your

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beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

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Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation

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period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

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Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method

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operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life. This payment method is not available under Retirement Choice or Retirement Choice Plus contracts.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

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B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Federal Defense of Marriage Act.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

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Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your

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accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0.5% to 3.5%, depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $18,000 ($24,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2015; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as

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part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the

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annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The right of a spouse to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those that are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state or foreign law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. IRS guidance provides that civil unions and similar relationships recognized under state law are not marriages unless denominated as such. However, some uncertainty remains regarding the treatment of same-sex spouses as defined under applicable law. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

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•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

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Special Risks Related to Cyber Security. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction

TIAA Access ■ Prospectus	51

process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $2,829,919, $1,974,158, and $1,181,101 in fees to Services for fiscal years 2014, 2013, and 2012, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

52	Prospectus ■ TIAA Access

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	53

Table of contents for the Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-3

Financial Statements	B-4

54	Prospectus ■ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ■ Prospectus	55

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Bond Fund Sub-Account
2014		7		$34.60	$36.51
2013		6		$35.08	$34.60
2012		6		$32.78	$35.08
2011		0	^	$30.80	$32.78
2010		0	^	$28.88	$30.80
2009		0	^	$27.21	$28.88
2008		0	^	$26.52	$27.21
2007	(a)	0	^	$25.00	$26.52

TIAA-CREF Bond Index Fund Sub-Account
2014		2		$26.68	$28.17
2013		0		$27.40	$26.68
2012		0		$26.40	$27.40
2011	(d)	0		$25.00	$26.40

TIAA-CREF Bond Plus Fund Sub-Account
2014		76		$34.53	$36.43
2013		52		$34.87	$34.53
2012		28		$32.25	$34.87
2011		15		$30.27	$32.25
2010		10		$27.99	$30.27
2009		3		$25.45	$27.99
2008		0	^	$26.16	$25.45
2007	(a)	0	^	$25.00	$26.16

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2014		0	^	$22.54	$20.73
2013		0		$22.69	$22.54
2012		0		$18.89	$22.69
2011	(d)	0		$25.00	$18.89

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2014		0	^	$21.92	$21.15
2013		0		$22.71	$21.92
2012		0		$19.21	$22.71
2011	(d)	0		$25.00	$19.21

56	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Equity Index Fund Sub-Account
2014		36		$37.28	$41.82
2013		33		$28.01	$37.28
2012		21		$24.15	$28.01
2011		13		$23.99	$24.15
2010		11		$20.59	$23.99
2009		14		$16.10	$20.59
2008		0	^	$25.73	$16.10
2007	(a)	0	^	$25.00	$25.73

TIAA-CREF Growth & Income Fund Sub-Account
2014		123		$43.31	$48.04
2013		94		$32.33	$43.31
2012		75		$27.86	$32.33
2011		43		$27.13	$27.86
2010		40		$24.05	$27.13
2009		29		$19.00	$24.05
2008		14		$29.32	$19.00
2007	(a)	6		$25.00	$29.32

TIAA-CREF High-Yield Fund Sub-Account
2014		56		$42.40	$43.33
2013		45		$40.06	$42.40
2012		29		$35.12	$40.06
2011		22		$33.18	$35.12
2010		12		$29.03	$33.18
2009		10		$20.53	$29.03
2008		1		$25.58	$20.53
2007	(a)	0	^	$25.00	$25.58

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2014		1		$34.25	$35.32
2013		0	^	$37.64	$34.25
2012		0	^	$35.45	$37.64
2011		0	^	$31.37	$35.45
2010		0	^	$29.66	$31.37
2009		0	^	$27.16	$29.66
2008		0	^	$27.69	$27.16
2007	(a)	0	^	$25.00	$27.69

TIAA Access ■ Prospectus	57

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF International Equity Fund Sub-Account
2014		289		$28.27	$25.93
2013		235		$22.86	$28.27
2012		188		$17.46	$22.86
2011		113		$22.91	$17.46
2010		72		$19.15	$22.91
2009		54		$14.56	$19.15
2008		9		$28.96	$14.56
2007	(a)	12		$25.00	$28.96

TIAA-CREF International Equity Index Fund Sub-Account
2014		226		$27.64	$26.04
2013		208		$22.73	$27.64
2012		155		$19.15	$22.73
2011		118		$21.84	$19.15
2010		91		$20.36	$21.84
2009		56		$15.76	$20.36
2008		31		$27.35	$15.76
2007	(a)	10		$25.00	$27.35

TIAA-CREF Large-Cap Growth Fund Sub-Account
2014		6		$43.85	$48.62
2013		2		$31.46	$43.85
2012		3		$26.98	$31.46
2011		0	^	$26.63	$26.98
2010		0	^	$23.60	$26.63
2009		0	^	$17.54	$23.60
2008		0	^	$29.85	$17.54
2007	(a)	0	^	$25.00	$29.85

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2014		34		$41.29	$46.52
2013		31		$31.06	$41.29
2012		19		$27.04	$31.06
2011		16		$26.44	$27.04
2010		19		$22.77	$26.44
2009		12		$16.65	$22.77
2008		0	^	$27.14	$16.65
2007	(a)	1		$25.00	$27.14

58	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Large-Cap Value Fund Sub-Account
2014		349		$33.97	$36.97
2013		294		$25.34	$33.97
2012		199		$21.24	$25.34
2011		119		$22.59	$21.24
2010		79		$19.17	$22.59
2009		41		$14.70	$19.17
2008		6		$24.51	$14.70
2007	(a)	1		$25.00	$24.51

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2014		68		$32.80	$37.08
2013		42		$24.86	$32.80
2012		18		$21.25	$24.86
2011		11		$21.25	$21.25
2010		5		$18.47	$21.25
2009		2		$15.47	$18.47
2008		0	^	$24.57	$15.47
2007	(a)	0	^	$25.00	$24.57

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2014		16		$33.46	$34.87
2013		16		$30.55	$33.46
2012		15		$27.48	$30.55
2011		12		$26.82	$27.48
2010		2		$24.31	$26.82
2009		3		$20.96	$24.31
2008	(c)	0		$25.00	$20.96

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2014		258		$34.86	$36.36
2013		262		$31.22	$34.86
2012		270		$27.80	$31.22
2011		306		$27.42	$27.80
2010		266		$24.59	$27.42
2009		254		$20.64	$24.59
2008		120		$27.01	$20.64
2007	(a)	49		$25.00	$27.01

TIAA Access ■ Prospectus	59

Separate account condensed financial information

TIAA Access

	For the period ended December 31,

	Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2015 Fund Sub-Account
	2014		205		$34.67	$36.22
	2013		176		$30.52	$34.67
	2012		133		$26.97	$30.52
	2011		90		$26.86	$26.97
	2010		36		$23.91	$26.86
	2009		67		$19.73	$23.91
	2008		4		$27.03	$19.73
	2007	(a)	1		$25.00	$27.03

TIAA-CREF Lifecycle 2020 Fund Sub-Account
	2014		315		$34.45	$36.01
	2013		246		$29.66	$34.45
	2012		174		$25.95	$29.66
	2011		96		$26.10	$25.95
	2010		58		$23.08	$26.10
	2009		78		$18.77	$23.08
	2008		10		$26.94	$18.77
	2007	(a)	0	^	$25.00	$26.94

TIAA-CREF Lifecycle 2025 Fund Sub-Account
	2014		261		$34.33	$35.89
	2013		171		$28.85	$34.33
	2012		133		$25.03	$28.85
	2011		80		$25.44	$25.03
	2010		40		$22.39	$25.44
	2009		50		$17.91	$22.39
	2008		11		$26.93	$17.91
	2007	(a)	9		$25.00	$26.93

TIAA-CREF Lifecycle 2030 Fund Sub-Account
	2014		246		$34.08	$35.58
	2013		183		$28.00	$34.08
	2012		124		$24.10	$28.00
	2011		80		$24.75	$24.10
	2010		42		$21.64	$24.75
	2009		47		$17.09	$21.64
	2008		6		$26.96	$17.09
	2007	(a)	4		$25.00	$26.96

60	Prospectus ■ TIAA Access

(continued)

	For the period ended December 31,

	Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2035 Fund Sub-Account
	2014		227		$34.44	$35.94
	2013		160		$27.68	$34.44
	2012		115		$23.67	$27.68
	2011		48		$24.57	$23.67
	2010		20		$21.38	$24.57
	2009		24		$16.68	$21.38
	2008		2		$27.00	$16.68
	2007	(a)	0	^	$25.00	$27.00

TIAA-CREF Lifecycle 2040 Fund Sub-Account
	2014		243		$35.04	$36.56
	2013		182		$27.82	$35.04
	2012		124		$23.75	$27.82
	2011		63		$24.70	$23.75
	2010		37		$21.47	$24.70
	2009		24		$16.74	$21.47
	2008		3		$27.06	$16.74
	2007	(a)	1		$25.00	$27.06

TIAA-CREF Lifecycle 2045 Fund Sub-Account
	2014		170		$33.69	$35.14
	2013		125		$26.76	$33.69
	2012		81		$22.83	$26.76
	2011		32		$23.77	$22.83
	2010		15		$20.66	$23.77
	2009		8		$16.12	$20.66
	2008	(c)	0	^	$25.00	$16.12

TIAA-CREF Lifecycle 2050 Fund Sub-Account
	2014		124		$33.33	$34.76
	2013		78		$26.48	$33.33
	2012		45		$22.60	$26.48
	2011		17		$23.50	$22.60
	2010		12		$20.45	$23.50
	2009		14		$15.98	$20.45
	2008	(c)	0	^	$25.00	$15.98

TIAA-CREF Lifecycle 2055 Fund Sub-Account
	2014		0	^	$32.81	$34.21
	2013	(e)	0	^	$28.46	$32.81

TIAA Access ■ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2014		83		$43.60	$46.83
2013		75		$31.97	$43.60
2012		54		$27.19	$31.97
2011		44		$28.77	$27.19
2010		32		$22.46	$28.77
2009		47		$15.34	$22.46
2008		4		$28.63	$15.34
2007	(a)	2		$25.00	$28.63

TIAA-CREF Mid-Cap Value Fund Sub-Account
2014		288		$37.87	$42.61
2013		255		$28.66	$37.87
2012		203		$24.65	$28.66
2011		150		$25.27	$24.65
2010		112		$20.92	$25.27
2009		97		$15.28	$20.92
2008		21		$25.79	$15.28
2007	(a)	3		$25.00	$25.79

TIAA-CREF Money Market Fund Sub-Account
2014		2		$26.55	$26.48
2013		1		$26.63	$26.55
2012		1		$26.70	$26.63
2011		0	^	$26.77	$26.70
2010		0	^	$26.83	$26.77
2009		0	^	$26.78	$26.83
2008		0	^	$26.13	$26.78
2007	(a)	0	^	$25.00	$26.13

TIAA-CREF Real Estate Securities Fund Sub-Account
2014		113		$24.38	$31.15
2013		62		$24.05	$24.38
2012		53		$20.17	$24.05
2011		41		$18.92	$20.17
2010		22		$14.48	$18.92
2009		10		$11.65	$14.48
2008		5		$19.03	$11.65
2007	(a)	0	^	$25.00	$19.03

62	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF S&P 500 Index Fund Sub-Account
2014		77		$36.43	$41.26
2013		64		$27.63	$36.43
2012		35		$23.90	$27.63
2011		25		$23.50	$23.90
2010		20		$20.52	$23.50
2009		79		$16.28	$20.52
2008		8		$25.89	$16.28
2007	(a)	2		$25.00	$25.89

TIAA-CREF Short-Term Bond Fund Sub-Account
2014		89		$31.24	$31.46
2013		59		$31.23	$31.24
2012		31		$30.19	$31.23
2011		21		$29.51	$30.19
2010		14		$28.25	$29.51
2009		6		$26.81	$28.25
2008		0	^	$26.23	$26.81
2007	(a)	1		$25.00	$26.23

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2014		100		$39.37	$41.28
2013		85		$28.42	$39.37
2012		54		$24.44	$28.42
2011		37		$25.57	$24.44
2010		32		$20.23	$25.57
2009		33		$16.00	$20.23
2008		7		$24.16	$16.00
2007	(a)	2		$25.00	$24.16

TIAA-CREF Small-Cap Equity Fund Sub-Account
2014		150		$37.66	$40.15
2013		121		$26.98	$37.66
2012		99		$23.73	$26.98
2011		69		$24.77	$23.73
2010		37		$19.49	$24.77
2009		24		$15.40	$19.49
2008		3		$22.97	$15.40
2007	(a)	1		$25.00	$22.97

TIAA Access ■ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Social Choice Equity Fund Sub-Account
2014		60		$37.27	$41.34
2013		53		$27.83	$37.27
2012		25		$24.48	$27.83
2011		20		$24.56	$24.48
2010		14		$21.26	$24.56
2009		8		$16.11	$21.26
2008		4		$25.31	$16.11
2007	(a)	2		$25.00	$25.31

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2014		6		$33.00	$32.13
2013		6		$27.46	$33.00
2012		4		$23.03	$27.46
2011		4		$26.66	$23.03
2010		2		$24.38	$26.66
2009		0		$17.52	$24.38
2008		0		$29.48	$17.52
2007	(b)	0	^	$27.33	$29.48

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2014		0	^	$36.45	$40.52
2013		0	^	$27.64	$36.45
2012		0		$24.58	$27.64
2011		0		$22.98	$24.58
2010		0		$20.28	$22.98
2009		0		$17.04	$20.28
2008		0		$25.50	$17.04
2007	(b)	0	^	$26.31	$25.50

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2014		8		$22.43	$21.98
2013		4		$23.22	$22.43
2012		2		$19.55	$23.22
2011	(d)	0		$25.00	$19.55

Dodge & Cox International Stock Fund Sub-Account
2014		9		$29.32	$29.26
2013		0		$23.28	$29.32
2012		0		$19.30	$23.28
2011	(d)	0		$25.00	$19.30

64	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2014		33		$46.21	$50.09
2013		24		$32.09	$46.21
2012		12		$27.38	$32.09
2011		8		$27.85	$27.38
2010		8		$24.03	$27.85
2009		10		$15.71	$24.03
2008		0	^	$26.66	$15.71
2007	(a)	0	^	$25.00	$26.66

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2014	(g)	1		$21.62	$21.68
2013		0		$22.83	$21.62
2012		0		$19.28	$22.83
2011	(d)	0		$25.00	$19.28

Vanguard Explorer Fund (Investor Shares) Sub-Account
2014		4		$36.00	$37.29
2013		0		$25.01	$36.00
2012		0		$21.84	$25.01
2011	(d)	0		$25.00	$21.84

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2014		0	^	$26.74	$27.81
2013		0		$27.67	$26.74
2012		0		$27.03	$27.67
2011	(d)	0		$25.00	$27.03

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2014		5		$37.37	$39.62
2013		0		$26.39	$37.37
2012		0		$22.96	$26.39
2011	(d)	0		$25.00	$22.96

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2014		5		$35.39	$38.95
2013		0		$26.02	$35.39
2012		0		$22.01	$26.02
2011	(d)	0		$25.00	$22.01

TIAA Access ■ Prospectus	65

Separate account condensed financial information TIAA Access	(concluded)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

Vanguard Wellington Fund (Investor Shares) Sub-Account
2014		9	$32.39	$35.46
2013		0	$27.14	$32.39
2012		0	$24.19	$27.14
2011	(d)	0	$25.00	$24.19

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2014		41	$36.74	$39.45
2013		36	$37.24	$36.74
2012		26	$34.45	$37.24
2011		10	$32.38	$34.45
2010		9	$29.00	$32.38
2009		6	$23.09	$29.00
2008		1	$25.61	$23.09
2007	(a)	1	$25.00	$25.61

^	Less than $1,000.
(a)	Sub-Account commenced operations February 1, 2007.
(b)	Sub-Account commenced operations August 8, 2007.
(c)	Sub-Account commenced operations May 1, 2008.
(d)	Sub-Account commenced operations May 1, 2011.
(e)	Sub-Account commenced operations April 30, 2013.
(g)	Effective October 24, 2014, all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.

66	Prospectus ■ TIAA Access

PROSPECTUS — LEVEL 3

MAY 1, 2015

TIAA Access

Individual and group variable annuity contracts funded through

TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2015. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Bond Fund	• Lifecycle Retirement Income Fund
■ TIAA-CREF Bond Index Fund	• Lifecycle 2010 Fund
■ TIAA-CREF Bond Plus Fund	• Lifecycle 2015 Fund
■ TIAA-CREF Emerging Markets Equity Fund	• Lifecycle 2020 Fund
■ TIAA-CREF Emerging Markets Equity Index Fund	• Lifecycle 2025 Fund
■ TIAA-CREF Equity Index Fund	• Lifecycle 2030 Fund
■ TIAA-CREF Growth & Income Fund	• Lifecycle 2035 Fund
■ TIAA-CREF High-Yield Fund	• Lifecycle 2040 Fund
■ TIAA-CREF Inflation-Linked Bond Fund	• Lifecycle 2045 Fund
■ TIAA-CREF International Equity Fund	• Lifecycle 2050 Fund
■ TIAA-CREF International Equity Index Fund	• Lifecycle 2055 Fund
■ TIAA-CREF Large-Cap Growth Fund	• Lifecycle 2060 Fund
■ TIAA-CREF Large-Cap Growth Index Fund	■ TIAA-CREF Mid-Cap Growth Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF Mid-Cap Value Fund
■ TIAA-CREF Large-Cap Value Index Fund	■ TIAA-CREF Money Market Fund
■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF S&P 500 Index Fund
■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Small-Cap Blend Index Fund
■ TIAA-CREF Small-Cap Equity Fund
■ TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

■ American Funds EuroPacific Growth Fund
(Class R-5)

■ American Funds Washington Mutual Investors Fund
(Class R-5)

■ DFA Emerging Markets Portfolio (Institutional Class)

■ Dodge & Cox International Stock Fund*

■ T. Rowe Price® Institutional Large-Cap Growth Fund

■ Vanguard® Emerging Markets Stock Index Fund (Admiral Shares)

■ Vanguard® Explorer Fund (Investor Shares)

■ Vanguard® Intermediate-Term Treasury Fund (Investor Shares)

■ Vanguard® Selected Value Fund (Investor Shares)

■ Vanguard® Small-Cap Value Index Fund (Investor Shares)

■ Vanguard® Wellington Fund (Investor Shares)

■ Western Asset Core Plus Bond Fund (Class I)

* Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund*

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

*	Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

TIAA Access ■ Prospectus	7

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.40%
Total separate account annual charges	2.00%	0.45%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds.

8	Prospectus ■ TIAA Access

The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2015 to February 29, 2016)‡	0.05%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.03%	—	0.32%	—	0.32%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.10%	—	0.95%	—	0.95%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.09%	—	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF High-Yield Fund[1,2]	0.34%	—	0.03%	—	0.37%	—	0.37%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF International Equity Fund[1,2]	0.46%	—	0.03%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.07%	0.38%	0.55%	0.17%	0.38%
• Lifecycle 2010 Fund[3]	0.10%	—	0.03%	0.39%	0.52%	0.13%	0.39%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.40%	0.53%	0.13%	0.40%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.41%	0.54%	0.13%	0.41%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.43%	0.56%	0.13%	0.43%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
• Lifecycle 2040 Fund[3]	0.10%	—	0.02%	0.46%	0.58%	0.12%	0.46%
• Lifecycle 2045 Fund[3]	0.10%	—	0.04%	0.46%	0.60%	0.14%	0.46%
• Lifecycle 2050 Fund[3]	0.10%	—	0.05%	0.46%	0.61%	0.15%	0.46%
• Lifecycle 2055 Fund[3]	0.10%	—	0.22%	0.46%	0.78%	0.32%	0.46%
• Lifecycle 2060 Fund[3]	0.10%	—	0.58%	0.46%	1.14%	0.68%	0.46%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.39%	—	0.02%	—	0.41%	—	0.41%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.02%	—	0.52%	—	0.52%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	0.07%	0.13%	—	0.13%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	0.07%	0.49%	—	0.49%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.06%	—	0.56%	—	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
Vanguard Emerging Markets Stock Index Fund (Admiral Shares)	0.08%	—	0.07%	—	0.15%	—	0.15%
Vanguard Explorer Fund (Investor Shares)	0.49%	—	0.03%	0.01%	0.53%	—	0.53%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.17%	—	0.03%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.42%	—	0.02%	—	0.44%	—	0.44%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.21%	—	0.03%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.25%	—	0.01%	—	0.26%	—	0.26%
Western Asset Core Plus Bond Fund (Class I)	0.40%	—	0.09%	—	0.49%	0.04%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Small-Cap Blend Index Fund and TIAA-CREF Small-Cap Equity Fund invest a small portion of their assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2016, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2015, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2015. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2015 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$163	$506	$872	$1,901
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$51	$161	$280	$629

12	Prospectus ■ TIAA Access

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

TIAA Access ■ Prospectus	13

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

14	Prospectus ■ TIAA Access

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 4.1 million people and approximately 15,000 institutions as of December 31, 2014, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2014, TIAA’s total statutory admitted assets were approximately $263 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $851 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

TIAA Access ■ Prospectus	15

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts

16	Prospectus ■ TIAA Access

with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

TIAA Access ■ Prospectus	17

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

18	Prospectus ■ TIAA Access

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included

TIAA Access ■ Prospectus	19

in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

20	Prospectus ■ TIAA Access

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

TIAA Access ■ Prospectus	21

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

22	Prospectus ■ TIAA Access

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the fund. The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

TIAA Access ■ Prospectus	23

The investment advisors

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares); Arrowpoint Partners, Century Capital Management, LLC, Chartwell Investment Partners, Inc., Granahan Investment Management, Inc., Kalmar Investment Advisers, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the

24	Prospectus ■ TIAA Access

funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

•	asset class coverage,

•	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•	brand recognition,

•	performance,

•	the capability and qualification of each investment firm, and

•	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice.

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The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

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State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

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If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before

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investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit

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by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

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The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

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If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA-CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only

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be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are

TIAA Access ■ Prospectus	33

generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is

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shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

TIAA Access ■ Prospectus	35

effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

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•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from

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an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your

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beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

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Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation

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period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

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Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method

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operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life. This payment method is not available under Retirement Choice or Retirement Choice Plus contracts.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

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B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Federal Defense of Marriage Act.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

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Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your

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accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0.5% to 3.5%, depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $18,000 ($24,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2015; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as

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part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the

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annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The right of a spouse to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those that are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state or foreign law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. IRS guidance provides that civil unions and similar relationships recognized under state law are not marriages unless denominated as such. However, some uncertainty remains regarding the treatment of same-sex spouses as defined under applicable law. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

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•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

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Special Risks Related to Cyber Security. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction

TIAA Access ■ Prospectus	51

process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $2,829,919, $1,974,158, and $1,181,101 in fees to Services for fiscal years 2014, 2013, and 2012, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

52	Prospectus ■ TIAA Access

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	53

Table of contents for the Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-3

Financial Statements	B-4

54	Prospectus ■ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ■ Prospectus	55

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Bond Fund Sub-Account
2014		38		$34.24	$36.08
2013		34		$34.77	$34.24
2012		37		$32.54	$34.77
2011		34		$30.62	$32.54
2010		23		$28.76	$30.62
2009		12		$27.13	$28.76
2008		0	^	$26.49	$27.13
2007	(a)	0	^	$25.00	$26.49

TIAA-CREF Bond Index Fund Sub-Account
2014		16		$26.58	$28.01
2013		7		$27.34	$26.58
2012		2		$26.37	$27.34
2011	(d)	0		$25.00	$26.37

TIAA-CREF Bond Plus Fund Sub-Account
2014		69		$34.18	$36.00
2013		46		$34.56	$34.18
2012		39		$32.01	$34.56
2011		26		$30.09	$32.01
2010		14		$27.87	$30.09
2009		4		$25.37	$27.87
2008		1		$26.12	$25.37
2007	(a)	1		$25.00	$26.12

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2014		8		$22.45	$20.61
2013		5		$22.63	$22.45
2012		2		$18.87	$22.63
2011	(d)	0		$25.00	$18.87

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2014		2		$21.83	$21.04
2013		0	^	$22.66	$21.83
2012		0	^	$19.19	$22.66
2011	(d)	0		$25.00	$19.19

56	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Equity Index Fund Sub-Account
2014		24		$36.89	$41.33
2013		22		$27.77	$36.89
2012		21		$23.98	$27.77
2011		20		$23.85	$23.98
2010		21		$20.50	$23.85
2009		19		$16.05	$20.50
2008		0	^	$25.69	$16.05
2007	(a)	0	^	$25.00	$25.69

TIAA-CREF Growth & Income Fund Sub-Account
2014		153		$42.86	$47.48
2013		174		$32.05	$42.86
2012		190		$27.65	$32.05
2011		125		$26.98	$27.65
2010		128		$23.94	$26.98
2009		98		$18.95	$23.94
2008		10		$29.28	$18.95
2007	(a)	0	^	$25.00	$29.28

TIAA-CREF High-Yield Fund Sub-Account
2014		72		$41.96	$42.81
2013		66		$39.70	$41.96
2012		46		$34.86	$39.70
2011		31		$32.99	$34.86
2010		18		$28.91	$32.99
2009		7		$20.47	$28.91
2008		0	^	$25.55	$20.47
2007	(a)	0	^	$25.00	$25.55

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2014		7		$33.90	$34.90
2013		7		$37.31	$33.90
2012		7		$35.19	$37.31
2011		13		$31.19	$35.19
2010		6		$29.53	$31.19
2009		3		$27.08	$29.53
2008		0	^	$27.65	$27.08
2007	(a)	0	^	$25.00	$27.65

TIAA Access ■ Prospectus	57

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF International Equity Fund Sub-Account
2014		323		$27.98	$25.63
2013		275		$22.66	$27.98
2012		218		$17.33	$22.66
2011		113		$22.77	$17.33
2010		69		$19.07	$22.77
2009		38		$14.52	$19.07
2008		19		$28.92	$14.52
2007	(a)	6		$25.00	$28.92

TIAA-CREF International Equity Index Fund Sub-Account
2014		552		$27.36	$25.73
2013		512		$22.53	$27.36
2012		452		$19.00	$22.53
2011		317		$21.72	$19.00
2010		259		$20.27	$21.72
2009		125		$15.72	$20.27
2008		12		$27.31	$15.72
2007	(a)	4		$25.00	$27.31

TIAA-CREF Large-Cap Growth Fund Sub-Account
2014		24		$43.40	$48.05
2013		24		$31.18	$43.40
2012		24		$26.78	$31.18
2011		13		$26.47	$26.78
2010		5		$23.50	$26.47
2009		4		$17.49	$23.50
2008		1		$29.81	$17.49
2007	(a)	0	^	$25.00	$29.81

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2014		30		$40.87	$45.97
2013		29		$30.79	$40.87
2012		23		$26.84	$30.79
2011		21		$26.29	$26.84
2010		12		$22.67	$26.29
2009		15		$16.60	$22.67
2008		3		$27.10	$16.60
2007	(a)	1		$25.00	$27.10

58	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Large-Cap Value Fund Sub-Account
2014		415		$33.62	$36.53
2013		364		$25.12	$33.62
2012		265		$21.08	$25.12
2011		129		$22.45	$21.08
2010		77		$19.09	$22.45
2009		31		$14.65	$19.09
2008		6		$24.48	$14.65
2007	(a)	2		$25.00	$24.48

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2014		98		$32.46	$36.64
2013		70		$24.64	$32.46
2012		47		$21.09	$24.64
2011		38		$21.12	$21.09
2010		36		$18.39	$21.12
2009		24		$15.43	$18.39
2008		2		$24.54	$15.43
2007	(a)	1		$25.00	$24.54

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2014		27		$33.18	$34.52
2013		19		$30.34	$33.18
2012		5		$27.33	$30.34
2011		8		$26.71	$27.33
2010		0	^	$24.25	$26.71
2009		0	^	$20.94	$24.25
2008	(c)	0		$25.00	$20.94

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2014		93		$34.50	$35.93
2013		77		$30.95	$34.50
2012		69		$27.59	$30.95
2011		38		$27.26	$27.59
2010		31		$24.49	$27.26
2009		19		$20.58	$24.49
2008		21		$26.97	$20.58
2007	(a)	10		$25.00	$26.97

TIAA Access ■ Prospectus	59

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2014		216		$34.31	$35.79
2013		192		$30.25	$34.31
2012		146		$26.78	$30.25
2011		105		$26.70	$26.78
2010		71		$23.80	$26.70
2009		47		$19.68	$23.80
2008		13		$27.00	$19.68
2007	(a)	0	^	$25.00	$27.00

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2014		323		$34.09	$35.59
2013		285		$29.39	$34.09
2012		162		$25.76	$29.39
2011		81		$25.95	$25.76
2010		66		$22.98	$25.95
2009		33		$18.72	$22.98
2008		10		$26.90	$18.72
2007	(a)	1		$25.00	$26.90

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2014		319		$33.97	$35.46
2013		247		$28.60	$33.97
2012		167		$24.85	$28.60
2011		80		$25.29	$24.85
2010		55		$22.29	$25.29
2009		47		$17.86	$22.29
2008		10		$26.90	$17.86
2007	(a)	1		$25.00	$26.90

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2014		252		$33.73	$35.16
2013		203		$27.75	$33.73
2012		138		$23.92	$27.75
2011		77		$24.60	$23.92
2010		52		$21.55	$24.60
2009		25		$17.04	$21.55
2008		9		$26.92	$17.04
2007	(a)	1		$25.00	$26.92

60	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2014		292		$34.08	$35.51
2013		248		$27.44	$34.08
2012		166		$23.49	$27.44
2011		76		$24.42	$23.49
2010		61		$21.29	$24.42
2009		27		$16.63	$21.29
2008		11		$26.96	$16.63
2007	(a)	1		$25.00	$26.96

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2014		293		$34.68	$36.13
2013		248		$27.58	$34.68
2012		168		$23.57	$27.58
2011		99		$24.56	$23.57
2010		75		$21.37	$24.56
2009		51		$16.69	$21.37
2008		23		$27.02	$16.69
2007	(a)	2		$25.00	$27.02

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2014		202		$33.40	$34.79
2013		143		$26.58	$33.40
2012		93		$22.71	$26.58
2011		42		$23.67	$22.71
2010		21		$20.61	$23.67
2009		8		$16.11	$20.61
2008	(c)	0	^	$25.00	$16.11

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2014		151		$33.05	$34.41
2013		104		$26.30	$33.05
2012		62		$22.47	$26.30
2011		27		$23.41	$22.47
2010		12		$20.40	$23.41
2009		5		$15.97	$20.40
2008	(c)	0		$25.00	$15.97

TIAA Access ■ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2014		2		$32.73	$34.08
2013		1		$26.05	$32.73
2012	(e)	0	^	$25.22	$26.05

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2014		92		$43.15	$46.28
2013		94		$31.69	$43.15
2012		113		$26.99	$31.69
2011		60		$28.60	$26.99
2010		36		$22.36	$28.60
2009		16		$15.29	$22.36
2008		3		$28.59	$15.29
2007	(a)	2		$25.00	$28.59

TIAA-CREF Mid-Cap Value Fund Sub-Account
2014		410		$37.48	$42.11
2013		382		$28.40	$37.48
2012		364		$24.47	$28.40
2011		275		$25.13	$24.47
2010		224		$20.83	$25.13
2009		98		$15.23	$20.83
2008		15		$25.76	$15.23
2007	(a)	1		$25.00	$25.76

TIAA-CREF Money Market Fund Sub-Account
2014		8		$26.28	$26.16
2013		9		$26.39	$26.28
2012		8		$26.50	$26.39
2011		9		$26.61	$26.50
2010		6		$26.71	$26.61
2009		0	^	$26.70	$26.71
2008		0	^	$26.09	$26.70
2007	(a)	0	^	$25.00	$26.09

62	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Real Estate Securities Fund Sub-Account
2014		207		$24.13	$30.78
2013		167		$23.83	$24.13
2012		134		$20.03	$23.83
2011		82		$18.81	$20.03
2010		57		$14.41	$18.81
2009		25		$11.62	$14.41
2008		4		$19.00	$11.62
2007	(a)	3		$25.00	$19.00

TIAA-CREF S&P 500 Index Fund Sub-Account
2014		80		$36.05	$40.77
2013		64		$27.38	$36.05
2012		43		$23.73	$27.38
2011		28		$23.37	$23.73
2010		17		$20.43	$23.37
2009		16		$16.23	$20.43
2008		9		$25.85	$16.23
2007	(a)	2		$25.00	$25.85

TIAA-CREF Short-Term Bond Fund Sub-Account
2014		95		$30.92	$31.09
2013		86		$30.95	$30.92
2012		79		$29.97	$30.95
2011		79		$29.34	$29.97
2010		55		$28.13	$29.34
2009		32		$26.73	$28.13
2008		8		$26.19	$26.73
2007	(a)	0	^	$25.00	$26.19

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2014		216		$38.97	$40.79
2013		208		$28.16	$38.97
2012		120		$24.26	$28.16
2011		106		$25.42	$24.26
2010		102		$20.14	$25.42
2009		58		$15.96	$20.14
2008		2		$24.12	$15.96
2007	(a)	0	^	$25.00	$24.12

TIAA Access ■ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

TIAA-CREF Small-Cap Equity Fund Sub-Account
2014		174		$37.27	$39.67
2013		139		$26.75	$37.27
2012		145		$23.55	$26.75
2011		84		$24.62	$23.55
2010		54		$19.40	$24.62
2009		14		$15.35	$19.40
2008		3		$22.94	$15.35
2007	(a)	1		$25.00	$22.94

TIAA-CREF Social Choice Equity Fund Sub-Account
2014		81		$36.89	$40.85
2013		84		$27.58	$36.89
2012		50		$24.30	$27.58
2011		36		$24.42	$24.30
2010		33		$21.17	$24.42
2009		14		$16.06	$21.17
2008		5		$25.28	$16.06
2007	(a)	1		$25.00	$25.28

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2014		16		$32.66	$31.75
2013		13		$27.22	$32.66
2012		0	^	$22.86	$27.22
2011		0		$26.50	$22.86
2010		0		$24.27	$26.50
2009		0		$17.47	$24.27
2008		0		$29.44	$17.47
2007	(b)	0	^	$27.31	$29.44

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2014		1		$36.07	$40.04
2013		0		$27.40	$36.07
2012		0		$24.40	$27.40
2011		0		$22.84	$24.40
2010		0		$20.19	$22.84
2009		0		$16.99	$20.19
2008		0		$25.47	$16.99
2007	(b)	0	^	$26.29	$25.47

64	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2014		15		$22.34	$21.86
2013		5		$23.16	$22.34
2012		4		$19.53	$23.16
2011	(d)	0		$25.00	$19.53

Dodge & Cox International Stock Fund Sub-Account
2014		27		$29.21	$29.10
2013		14		$23.23	$29.21
2012		6		$19.28	$23.23
2011	(d)	0		$25.00	$19.28

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2014		13		$45.74	$49.50
2013		12		$31.81	$45.74
2012		14		$27.18	$31.81
2011		12		$27.69	$27.18
2010		5		$23.92	$27.69
2009		3		$15.67	$23.92
2008		0	^	$26.62	$15.67
2007	(a)	0	^	$25.00	$26.62

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2014	(g)	18		$21.54	$21.56
2013		13		$22.78	$21.54
2012		5		$19.26	$22.78
2011	(d)	0		$25.00	$19.26

Vanguard Explorer Fund (Investor Shares) Sub-Account
2014		10		$35.85	$37.09
2013		7		$24.95	$35.85
2012		6		$21.81	$24.95
2011	(d)	0		$25.00	$21.81

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2014		7		$26.63	$27.65
2013		4		$27.60	$26.63
2012		5		$27.00	$27.60
2011	(d)	0	^	$25.00	$27.00

TIAA Access ■ Prospectus	65

Separate account condensed financial information TIAA Access	(concluded)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of period	Accumulation Unit Value, End of Period

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2014		13		$37.22	$39.41
2013		2		$26.32	$37.22
2012		1		$22.94	$26.32
2011	(d)	0		$25.00	$22.94

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2014		23		$35.24	$38.73
2013		10		$25.95	$35.24
2012		9		$21.99	$25.95
2011	(d)	0		$25.00	$21.99

Vanguard Wellington Fund (Investor Shares) Sub-Account
2014		50		$32.26	$35.27
2013		35		$27.08	$32.26
2012		25		$24.16	$27.08
2011	(d)	0		$25.00	$24.16

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2014		41		$36.36	$38.98
2013		35		$36.91	$36.36
2012		27		$34.20	$36.91
2011		20		$32.19	$34.20
2010		10		$28.88	$32.19
2009		5		$23.02	$28.88
2008		1		$25.58	$23.02
2007	(a)	0	^	$25.00	$25.58

^	Less than $1,000.
(a)	Sub-Account commenced operations February 1, 2007.
(b)	Sub-Account commenced operations August 8, 2007.
(c)	Sub-Account commenced operations May 1, 2008.
(d)	Sub-Account commenced operations May 1, 2011.
(e)	Sub-Account commenced operations November 5, 2012.
(g)	Effective October 24, 2014, all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.

66	Prospectus ■ TIAA Access

PROSPECTUS — LEVEL 4

MAY 1, 2015

TIAA Access

Individual and group variable annuity contracts funded through

TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2015. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Bond Fund	• Lifecycle Retirement Income Fund
■ TIAA-CREF Bond Index Fund	• Lifecycle 2010 Fund
■ TIAA-CREF Bond Plus Fund	• Lifecycle 2015 Fund
■ TIAA-CREF Emerging Markets Equity Fund	• Lifecycle 2020 Fund
■ TIAA-CREF Emerging Markets Equity Index Fund	• Lifecycle 2025 Fund
■ TIAA-CREF Equity Index Fund	• Lifecycle 2030 Fund
■ TIAA-CREF Growth & Income Fund	• Lifecycle 2035 Fund
■ TIAA-CREF High-Yield Fund	• Lifecycle 2040 Fund
■ TIAA-CREF Inflation-Linked Bond Fund	• Lifecycle 2045 Fund
■ TIAA-CREF International Equity Fund	• Lifecycle 2050 Fund
■ TIAA-CREF International Equity Index Fund	• Lifecycle 2055 Fund
■ TIAA-CREF Large-Cap Growth Fund	• Lifecycle 2060 Fund
■ TIAA-CREF Large-Cap Growth Index Fund	■ TIAA-CREF Mid-Cap Growth Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF Mid-Cap Value Fund
■ TIAA-CREF Large-Cap Value Index Fund	■ TIAA-CREF Money Market Fund
■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF S&P 500 Index Fund
■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Small-Cap Blend Index Fund
■ TIAA-CREF Small-Cap Equity Fund
■ TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

■ American Funds EuroPacific Growth Fund
(Class R-5)

■ American Funds Washington Mutual Investors Fund
(Class R-5)

■ DFA Emerging Markets Portfolio (Institutional Class)

■ Dodge & Cox International Stock Fund*

■ T. Rowe Price® Institutional Large-Cap Growth Fund

■ Vanguard® Emerging Markets Stock Index Fund (Admiral Shares)

■ Vanguard® Explorer Fund (Investor Shares)

■ Vanguard® Intermediate-Term Treasury Fund (Investor Shares)

■ Vanguard® Selected Value Fund (Investor Shares)

■ Vanguard® Small-Cap Value Index Fund (Investor Shares)

■ Vanguard® Wellington Fund (Investor Shares)

■ Western Asset Core Plus Bond Fund (Class I)

* Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund*

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

*	Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

TIAA Access ■ Prospectus	7

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.70%
Total separate account annual charges	2.00%	0.75%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds.

8	Prospectus ■ TIAA Access

The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2015 to February 29, 2016)‡	0.05%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.03%	—	0.32%	—	0.32%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.10%	—	0.95%	—	0.95%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.09%	—	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF High-Yield Fund[1,2]	0.34%	—	0.03%	—	0.37%	—	0.37%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF International Equity Fund[1,2]	0.46%	—	0.03%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.07%	0.38%	0.55%	0.17%	0.38%
• Lifecycle 2010 Fund[3]	0.10%	—	0.03%	0.39%	0.52%	0.13%	0.39%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.40%	0.53%	0.13%	0.40%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.41%	0.54%	0.13%	0.41%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.43%	0.56%	0.13%	0.43%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
• Lifecycle 2040 Fund[3]	0.10%	—	0.02%	0.46%	0.58%	0.12%	0.46%
• Lifecycle 2045 Fund[3]	0.10%	—	0.04%	0.46%	0.60%	0.14%	0.46%
• Lifecycle 2050 Fund[3]	0.10%	—	0.05%	0.46%	0.61%	0.15%	0.46%
• Lifecycle 2055 Fund[3]	0.10%	—	0.22%	0.46%	0.78%	0.32%	0.46%
• Lifecycle 2060 Fund[3]	0.10%	—	0.58%	0.46%	1.14%	0.68%	0.46%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.39%	—	0.02%	—	0.41%	—	0.41%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.02%	—	0.52%	—	0.52%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	0.07%	0.13%	—	0.13%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	0.07%	0.49%	—	0.49%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.06%	—	0.56%	—	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
Vanguard Emerging Markets Stock Index Fund (Admiral Shares)	0.08%	—	0.07%	—	0.15%	—	0.15%
Vanguard Explorer Fund (Investor Shares)	0.49%	—	0.03%	0.01%	0.53%	—	0.53%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.17%	—	0.03%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.42%	—	0.02%	—	0.44%	—	0.44%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.21%	—	0.03%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.25%	—	0.01%	—	0.26%	—	0.26%
Western Asset Core Plus Bond Fund (Class I)	0.40%	—	0.09%	—	0.49%	0.04%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2014 with the exception of the TIAA-CREF Lifecycle 2060 Fund which commenced operations on September 26, 2014; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2015; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2014; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2014; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2014; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2014; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2015; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2015 (the expenses reflected in the table are for the fiscal year ended March 31, 2014); and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2015 (the expenses reflected in the table are for the fiscal year ended April 30, 2014). More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Small-Cap Blend Index Fund and TIAA-CREF Small-Cap Equity Fund invest a small portion of their assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2016, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2015, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2015. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2015 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$194	$599	$1,030	$2,227
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$82	$256	$446	$993

12	Prospectus ■ TIAA Access

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

TIAA Access ■ Prospectus	13

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

14	Prospectus ■ TIAA Access

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 4.1 million people and approximately 15,000 institutions as of December 31, 2014, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2014, TIAA’s total statutory admitted assets were approximately $263 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $851 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

TIAA Access ■ Prospectus	15

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts

16	Prospectus ■ TIAA Access

with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

TIAA Access ■ Prospectus	17

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

18	Prospectus ■ TIAA Access

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included

TIAA Access ■ Prospectus	19

in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

20	Prospectus ■ TIAA Access

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

TIAA Access ■ Prospectus	21

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

22	Prospectus ■ TIAA Access

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the fund. The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

TIAA Access ■ Prospectus	23

The investment advisors

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares); Arrowpoint Partners, Century Capital Management, LLC, Chartwell Investment Partners, Inc., Granahan Investment Management, Inc., Kalmar Investment Advisers, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the

24	Prospectus ■ TIAA Access

funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

•	asset class coverage,

•	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•	brand recognition,

•	performance,

•	the capability and qualification of each investment firm, and

•	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice.

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The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

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State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

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If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before

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investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit

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by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

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The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

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If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA-CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only

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be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are

TIAA Access ■ Prospectus	33

generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is

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shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

TIAA Access ■ Prospectus	35

effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

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•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from

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an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your

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beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

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Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation

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period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

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Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method

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operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life. This payment method is not available under Retirement Choice or Retirement Choice Plus contracts.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

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B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Federal Defense of Marriage Act.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

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Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your

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accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0.5% to 3.5%, depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $18,000 ($24,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2015; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as

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part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the

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annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The right of a spouse to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those that are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state or foreign law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. IRS guidance provides that civil unions and similar relationships recognized under state law are not marriages unless denominated as such. However, some uncertainty remains regarding the treatment of same-sex spouses as defined under applicable law. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

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•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

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Special Risks Related to Cyber Security. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction

TIAA Access ■ Prospectus	51

process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $2,829,919, $1,974,158, and $1,181,101 in fees to Services for fiscal years 2014, 2013, and 2012, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

52	Prospectus ■ TIAA Access

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	53

Table of contents for the Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-3

Financial Statements	B-4

54	Prospectus ■ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ■ Prospectus	55

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Bond Fund Sub-Account
2014		584		$33.54	$35.23
2013		627		$34.16	$33.54
2012		469		$32.06	$34.16
2011		434		$30.26	$32.06
2010		312		$28.51	$30.26
2009		134		$26.98	$28.51
2008		6		$26.41	$26.98
2007	(a)	0	^	$25.00	$26.41

TIAA-CREF Bond Index Fund Sub-Account
2014		28		$26.37	$27.71
2013		8		$27.20	$26.37
2012		1		$26.32	$27.20
2011	(c)	0	^	$25.00	$26.32

TIAA-CREF Bond Plus Fund Sub-Account
2014		1,417		$33.47	$35.15
2013		1,130		$33.96	$33.47
2012		913		$31.54	$33.96
2011		607		$29.74	$31.54
2010		361		$27.62	$29.74
2009		143		$25.23	$27.62
2008		7		$26.05	$25.23
2007	(a)	0	^	$25.00	$26.05

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2014		7		$22.27	$20.39
2013		2		$22.52	$22.27
2012		1		$18.83	$22.52
2011	(c)	0	^	$25.00	$18.83

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2014		8		$21.66	$20.80
2013		2		$22.54	$21.66
2012		1		$19.15	$22.54
2011	(c)	0		$25.00	$19.15

56	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Equity Index Fund Sub-Account
2014		611		$36.14	$40.36
2013		504		$27.28	$36.14
2012		338		$23.63	$27.28
2011		237		$23.57	$23.63
2010		176		$20.32	$23.57
2009		104		$15.96	$20.32
2008		7		$25.62	$15.96
2007	(a)	0	^	$25.00	$25.62

TIAA-CREF Growth & Income Fund Sub-Account
2014		1,687		$41.98	$46.36
2013		1,465		$31.48	$41.98
2012		1,251		$27.25	$31.48
2011		832		$26.66	$27.25
2010		625		$23.73	$26.66
2009		444		$18.84	$23.73
2008		65		$29.20	$18.84
2007	(a)	0	^	$25.00	$29.20

TIAA-CREF High-Yield Fund Sub-Account
2014		15		$30.00	$30.52
2013		12		$28.47	$30.00
2012		5		$25.08	$28.47
2011	(c)	0	^	$25.00	$25.08

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2014		184		$33.20	$34.08
2013		172		$36.66	$33.20
2012		197		$34.68	$36.66
2011		138		$30.82	$34.68
2010		76		$29.27	$30.82
2009		43		$26.93	$29.27
2008		9		$27.58	$26.93
2007	(a)	0	^	$25.00	$27.58

TIAA Access ■ Prospectus	57

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF International Equity Fund Sub-Account
2014		6,664		$27.40	$25.02
2013		5,532		$22.26	$27.40
2012		4,008		$17.08	$22.26
2011		2,764		$22.51	$17.08
2010		1,736		$18.90	$22.51
2009		783		$14.43	$18.90
2008		68		$28.84	$14.43
2007	(a)	0	^	$25.00	$28.84

TIAA-CREF International Equity Index Fund Sub-Account
2014		51		$28.43	$26.66
2013		42		$23.48	$28.43
2012		18		$19.87	$23.48
2011	(c)	5		$25.00	$19.87

TIAA-CREF Large-Cap Growth Fund Sub-Account
2014		980		$42.51	$46.92
2013		859		$30.64	$42.51
2012		686		$26.39	$30.64
2011		549		$26.16	$26.39
2010		348		$23.30	$26.16
2009		188		$17.39	$23.30
2008		16		$29.72	$17.39
2007	(a)	0	^	$25.00	$29.72

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2014		5		$35.33	$39.62
2013		2		$26.70	$35.33
2012		1		$23.35	$26.70
2011	(c)	0	^	$25.00	$23.35

TIAA-CREF Large-Cap Value Fund Sub-Account
2014		6,173		$32.93	$35.67
2013		5,326		$24.68	$32.93
2012		3,645		$20.77	$24.68
2011		2,371		$22.19	$20.77
2010		1,410		$18.92	$22.19
2009		541		$14.57	$18.92
2008		50		$24.41	$14.57
2007	(a)	0	^	$25.00	$24.41

58	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2014		13		$35.03	$39.41
2013		13		$26.67	$35.03
2012		5		$22.89	$26.67
2011	(c)	1		$25.00	$22.89

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2014		379		$32.62	$33.84
2013		355		$29.92	$32.62
2012		326		$27.03	$29.92
2011		233		$26.50	$27.03
2010		107		$24.13	$26.50
2009		41		$20.90	$24.13
2008	(b)	1		$25.00	$20.90

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2014		930		$33.80	$35.08
2013		841		$30.40	$33.80
2012		667		$27.19	$30.40
2011		396		$26.94	$27.19
2010		286		$24.27	$26.94
2009		111		$20.47	$24.27
2008		4		$26.90	$20.47
2007	(a)	0	^	$25.00	$26.90

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2014		1,818		$33.61	$34.95
2013		1,649		$29.71	$33.61
2012		1,243		$26.38	$29.71
2011		870		$26.39	$26.38
2010		524		$23.60	$26.39
2009		248		$19.56	$23.60
2008		26		$26.92	$19.56
2007	(a)	0	^	$25.00	$26.92

TIAA Access ■ Prospectus	59

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2014		3,202		$33.39	$34.75
2013		2,535		$28.88	$33.39
2012		1,668		$25.38	$28.88
2011		991		$25.65	$25.38
2010		414		$22.78	$25.65
2009		143		$18.61	$22.78
2008		16		$26.83	$18.61
2007	(a)	0	^	$25.00	$26.83

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2014		3,231		$33.27	$34.63
2013		2,521		$28.09	$33.27
2012		1,765		$24.48	$28.09
2011		1,073		$24.99	$24.48
2010		517		$22.10	$24.99
2009		221		$17.76	$22.10
2008		6		$26.82	$17.76
2007	(a)	0	^	$25.00	$26.82

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2014		2,894		$33.03	$34.33
2013		2,276		$27.26	$33.03
2012		1,665		$23.57	$27.26
2011		1,010		$24.32	$23.57
2010		512		$21.36	$24.32
2009		170		$16.95	$21.36
2008		33		$26.85	$16.95
2007	(a)	0	^	$25.00	$26.85

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2014		2,706		$33.38	$34.68
2013		2,062		$26.96	$33.38
2012		1,385		$23.15	$26.96
2011		828		$24.14	$23.15
2010		349		$21.10	$24.14
2009		115		$16.53	$21.10
2008		10		$26.89	$16.53
2007	(a)	0	^	$25.00	$26.89

60	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2014		2,663		$33.97	$35.28
2013		2,104		$27.09	$33.97
2012		1,413		$23.23	$27.09
2011		799		$24.27	$23.23
2010		358		$21.19	$24.27
2009		110		$16.60	$21.19
2008		8		$26.95	$16.60
2007	(a)	0	^	$25.00	$26.95

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2014		2,300		$32.84	$34.10
2013		1,762		$26.21	$32.84
2012		1,137		$22.46	$26.21
2011		637		$23.48	$22.46
2010		227		$20.51	$23.48
2009		63		$16.07	$20.51
2008	(b)	1		$25.00	$16.07

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2014		1,929		$32.49	$33.73
2013		1,368		$25.93	$32.49
2012		825		$22.23	$25.93
2011		417		$23.22	$22.23
2010		159		$20.30	$23.22
2009		49		$15.93	$20.30
2008	(b)	1		$25.00	$15.93

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2014		25		$32.57	$33.81
2013		6		$25.99	$32.57
2012	(e)	0	^	$24.64	$25.99

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2014		1,353		$42.27	$45.19
2013		1,309		$31.13	$42.27
2012		1,042		$26.59	$31.13
2011		874		$28.27	$26.59
2010		612		$22.17	$28.27
2009		324		$15.21	$22.17
2008		18		$28.51	$15.21
2007	(a)	0	^	$25.00	$28.51

TIAA Access ■ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Mid-Cap Value Fund Sub-Account
2014		3,905		$36.71	$41.12
2013		3,463		$27.90	$36.71
2012		2,709		$24.11	$27.90
2011		2,270		$24.83	$24.11
2010		1,522		$20.65	$24.83
2009		785		$15.14	$20.65
2008		99		$25.69	$15.14
2007	(a)	0	^	$25.00	$25.69

TIAA-CREF Money Market Fund Sub-Account
2014		110		$25.74	$25.55
2013		123		$25.93	$25.74
2012		132		$26.12	$25.93
2011		123		$26.30	$26.12
2010		82		$26.48	$26.30
2009		66		$26.55	$26.48
2008		48		$26.02	$26.55
2007	(a)	0	^	$25.00	$26.02

TIAA-CREF Real Estate Securities Fund Sub-Account
2014		2,450		$23.63	$30.06
2013		1,828		$23.41	$23.63
2012		1,439		$19.73	$23.41
2011		1,047		$18.59	$19.73
2010		704		$14.29	$18.59
2009		246		$11.55	$14.29
2008		24		$18.95	$11.55
2007	(a)	0	^	$25.00	$18.95

TIAA-CREF S&P 500 Index Fund Sub-Account
2014		20		$35.23	$39.72
2013		11		$26.84	$35.23
2012		7		$23.32	$26.84
2011	(c)	1		$25.00	$23.32

TIAA-CREF Short-Term Bond Fund Sub-Account
2014		13		$25.89	$25.96
2013		3		$26.00	$25.89
2012		0	^	$25.25	$26.00
2011	(c)	0	^	$25.00	$25.25

62	Prospectus ■ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2014		1,934		$38.17	$39.83
2013		1,867		$27.67	$38.17
2012		1,199		$23.91	$27.67
2011		1,029		$25.12	$23.91
2010		827		$19.97	$25.12
2009		384		$15.87	$19.97
2008		8		$24.06	$15.87
2007	(a)	0	^	$25.00	$24.06

TIAA-CREF Small-Cap Equity Fund Sub-Account
2014		1,754		$36.51	$38.74
2013		1,428		$26.27	$36.51
2012		1,196		$23.21	$26.27
2011		874		$24.33	$23.21
2010		472		$19.23	$24.33
2009		165		$15.26	$19.23
2008		13		$22.88	$15.26
2007	(a)	0	^	$25.00	$22.88

TIAA-CREF Social Choice Equity Fund Sub-Account
2014		878		$36.13	$39.89
2013		801		$27.10	$36.13
2012		501		$23.94	$27.10
2011		419		$24.13	$23.94
2010		289		$20.98	$24.13
2009		133		$15.97	$20.98
2008		10		$25.21	$15.97
2007	(a)	0	^	$25.00	$25.21

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2014		10		$31.80	$30.82
2013		6		$26.58	$31.80
2012	(f)	0	^	$24.15	$26.58

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2014		4		$33.77	$37.36
2013		2		$25.72	$33.77
2012	(d)	0	^	$24.86	$25.72

TIAA Access ■ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2014		31		$22.16	$21.62
2013		22		$23.05	$22.16
2012		7		$19.49	$23.05
2011	(c)	1		$25.00	$19.49

Dodge & Cox International Stock Fund Sub-Account
2014		43		$28.97	$28.78
2013		19		$23.11	$28.97
2012		6		$19.24	$23.11
2011	(c)	0	^	$25.00	$19.24

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2014		5		$38.05	$41.06
2013		8		$26.54	$38.05
2012		4		$22.75	$26.54
2011	(c)	0	^	$25.00	$22.75

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2014	(g)	5		$21.37	$21.33
2013		6		$22.66	$21.37
2012		5		$19.22	$22.66
2011	(c)	0	^	$25.00	$19.22

Vanguard Explorer Fund (Investor Shares) Sub-Account
2014		17		$35.57	$36.68
2013		18		$24.82	$35.57
2012		7		$21.77	$24.82
2011	(c)	1		$25.00	$21.77

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2014		2		$26.42	$27.35
2013		2		$27.46	$26.42
2012		3		$26.95	$27.46
2011	(c)	0	^	$25.00	$26.95

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2014		28		$36.92	$38.98
2013		8		$26.19	$36.92
2012		0	^	$22.90	$26.19
2011	(c)	0		$25.00	$22.90

64	Prospectus ■ TIAA Access

(concluded)

For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000)		Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2014		32		$34.96	$38.31
2013		30		$25.82	$34.96
2012		13		$21.95	$25.82
2011	(c)	1		$25.00	$21.95

Vanguard Wellington Fund (Investor Shares) Sub-Account
2014		69		$32.00	$34.88
2013		71		$26.94	$32.00
2012		15		$24.11	$26.94
2011	(c)	0	^	$25.00	$24.11

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2014		17		$27.30	$29.18
2013		15		$27.80	$27.30
2012		5		$25.83	$27.80
2011	(c)	0	^	$25.00	$25.83

^	Less than $1,000.
(a)	Sub-Account commenced operations May 1, 2007.
(b)	Sub-Account commenced operations May 1, 2008.
(c)	Sub-Account commenced operations May 1, 2011.
(d)	Sub-Account commenced operations July 19, 2012.
(e)	Sub-Account commenced operations August 10, 2012.
(f)	Sub-Account commenced operations August 31, 2012.
(g)	Effective October 24, 2014, all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.

TIAA Access ■ Prospectus	65

Statement of Additional Information

Teachers Insurance and Annuity Association of America

TIAA Access

Individual and group variable annuity contracts

Funded through

TIAA Separate Account VA-3

MAY 1, 2015

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2015 (the “Prospectus”), for the Individual and Group Variable Annuity contracts funded through TIAA Separate Account VA-3. The Prospectus is available without charge by writing Teachers Insurance and Annuity Association of America: 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 518-9161. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Experts	B-3
Additional information	B-3
Management related service contracts	B-3
Financial statements	B-4

Variable annuity payments

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Retirement Income Fund. The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in the investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from the investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid under the annuity option chosen.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then current settlement mortality schedules for the separate account. Contractowners bear no mortality risk under their contracts after annuity payments begin—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments. The number of annuity units for the investment account and income change method remains fixed unless there is a transfer of annuity units or you change your income change method. The number of annuity units payable from the investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of the investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to the investment account and income change method.

Calculating annuity unit values. The annuity unit value for the investment account is calculated separately for each income change method for each business day. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4% assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the income change method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those contractowners who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the investment account is greater than a 4% net annual rate of return and decrease if the net performance is less than a 4% net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can modify or stop offering the annual or monthly income change methods.

General matters

Assignment of contracts

Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Payment to an estate, guardian, trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

B-2	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State regulation

TIAA and the separate account are subject to regulation by the State of New York Superintendent of Financial Services (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the New York State Department of Financial Services. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jon Feigelson, Senior Managing Director, General Counsel and Head of Corporate Governance of TIAA and CREF. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA Separate Account VA-3. PricewaterhouseCoopers LLP is also the independent auditor of Teachers Insurance and Annuity Association of America.

Separate account financial statements

The financial statements of TIAA Separate Account VA-3 as of December 31, 2014 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD, 21202, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America statutory basis financial statements

The statutory basis financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the documents filed with the SEC.

Management related service contracts

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account.

TIAA, on behalf of the separate account, has entered into an agreement whereby JPMorgan Chase Bank, N.A. will provide certain custodial settlement and other associated services to the separate account. JPMorgan Chase Bank, N.A.’s principal business address is 270 Park Avenue, New York, New York.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-3

Financial statements

Audited financial statements for the separate account and TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

B-4	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-5

Report of independent registered public accounting firm

To the Contractowners of TIAA Separate Account VA-3 and

the Board of Trustees of the Teachers Insurance and Annuity Association of America:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA Separate Account VA-3 at December 31, 2014, the results of each of their operations and the changes in each of their net assets for each of the years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Teachers Insurance and Annuity Association of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares at December 31, 2014 by correspondence with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 23, 2015

B-6	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

Statements of assets and liabilities

TIAA Separate Account VA-3  ■  December 31, 2014

	TIAA-CREF Bond Fund Sub-Account	TIAA-CREF Bond Index Fund Sub-Account	TIAA-CREF Bond Plus Fund Sub-Account	TIAA-CREF Emerging Markets Equity Fund Sub-Account	TIAA-CREF Emerging Markets Equity Index Fund Sub-Account

ASSETS
Investments, at value	$22,189,639	$42,255,466	$58,622,331	$1,522,009	$2,193,176
Total assets	$22,189,639	$42,255,466	$58,622,331	$1,522,009	$2,193,176

NET ASSETS
Accumulation fund	$22,189,639	$42,255,466	$58,622,331	$1,522,009	$2,193,176

Net assets	$22,189,639	$42,255,466	$58,622,331	$1,522,009	$2,193,176

Investments, at cost	$22,247,078	$41,861,074	$58,771,992	$1,652,935	$2,369,834
Shares held in corresponding Funds	2,109,281	3,873,095	5,530,409	152,659	223,110

UNIT VALUE
Level 1	$36.97	$28.37	$36.89	$20.88	$21.31
Level 2	$36.51	$28.17	$36.43	$20.73	$21.15
Level 3	$36.08	$28.01	$36.00	$20.61	$21.04
Level 4	$35.23	$27.71	$35.15	$20.39	$20.80

Statements of operations

TIAA Separate Account VA-3  ■  For the year ended December 31, 2014

	TIAA-CREF Bond Fund Sub-Account	TIAA-CREF Bond Index Fund Sub-Account	TIAA-CREF Bond Plus Fund Sub-Account	TIAA-CREF Emerging Markets Equity Fund Sub-Account	TIAA-CREF Emerging Markets Equity Index Fund Sub-Account

INVESTMENT INCOME
Dividends	$531,730	$605,803	$1,411,700	$19,341	$44,219

EXPENSES
Administrative expenses	155,465	18,587	328,622	1,825	1,527
Mortality and expense risk charges	11,468	13,937	26,163	596	777
Total expenses	166,933	32,524	354,785	2,421	2,304
Net investment income (loss)	364,797	573,279	1,056,915	16,920	41,915

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	946	(15,109)	81,578	1,301	(35)
Capital gain distributions	170,359	33,435	709,016	—	—
Net realized gain (loss)	171,305	18,326	790,594	1,301	(35)
Net change in unrealized appreciation (depreciation) on investments	597,033	847,351	586,173	(145,131)	(171,252)
Net realized and unrealized gain (loss) on investments	768,338	865,677	1,376,767	(143,830)	(171,287)
Net increase (decrease) in net assets from operations	$1,133,135	$1,438,956	$2,433,682	$(126,910)	$(129,372)

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-7

Statements of assets and liabilities

TIAA Separate Account VA-3  ■  December 31, 2014

	TIAA-CREF Equity Index Fund Sub-Account	TIAA-CREF Growth & Income Fund Sub-Account	TIAA-CREF High-Yield Fund Sub-Account	TIAA-CREF Inflation-Linked Bond Fund Sub-Account	TIAA-CREF International Equity Fund Sub-Account

ASSETS
Investments, at value	$78,535,054	$221,380,052	$14,802,689	$6,548,409	$249,399,299
Total assets	$78,535,054	$221,380,052	$14,802,689	$6,548,409	$249,399,299

NET ASSETS
Accumulation fund	$78,535,054	$221,380,052	$14,802,689	$6,548,409	$249,399,299

Net assets	$78,535,054	$221,380,052	$14,802,689	$6,548,409	$249,399,299

Investments, at cost	$61,060,259	$193,888,899	$15,540,270	$6,943,727	$225,779,224
Shares held in corresponding Funds	5,063,511	18,371,789	1,510,478	576,444	23,506,060

UNIT VALUE
Level 1	$42.35	$48.65	$43.87	$35.76	$26.26
Level 2	$41.82	$48.04	$43.33	$35.32	$25.93
Level 3	$41.33	$47.48	$42.81	$34.90	$25.63
Level 4	$40.36	$46.36	$30.52	$34.08	$25.02

Statements of operations

TIAA Separate Account VA-3  ■  For the year ended December 31, 2014

	TIAA-CREF Equity Index Fund Sub-Account	TIAA-CREF Growth & Income Fund Sub-Account	TIAA-CREF High-Yield Fund Sub-Account	TIAA-CREF Inflation-Linked Bond Fund Sub-Account	TIAA-CREF International Equity Fund Sub-Account

INVESTMENT INCOME
Dividends	$1,417,776	$2,295,185	$633,343	$123,183	$3,571,792

EXPENSES
Administrative expenses	176,788	592,881	23,637	43,701	1,255,229
Mortality and expense risk charges	34,597	102,177	5,934	3,176	128,147
Total expenses	211,385	695,058	29,571	46,877	1,383,376
Net investment income (loss)	1,206,391	1,600,127	603,772	76,306	2,188,416

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	4,486,983	7,473,777	57,593	(71,811)	5,273,795
Capital gain distributions	420,338	18,480,780	171,831	6,282	—
Net realized gain (loss)	4,907,321	25,954,557	229,424	(65,529)	5,273,795
Net change in unrealized appreciation (depreciation) on investments	2,019,603	(6,185,202)	(670,073)	133,336	(30,563,837)
Net realized and unrealized gain (loss) on investments	6,926,924	19,769,355	(440,649)	67,807	(25,290,042)
Net increase (decrease) in net assets from operations	$8,133,315	$21,369,482	$163,123	$144,113	$(23,101,626)

B-8	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF International Equity Index Fund Sub-Account	TIAA-CREF Large-Cap Growth Fund Sub-Account	TIAA-CREF Large-Cap Growth Index Fund Sub-Account	TIAA-CREF Large-Cap Value Fund Sub-Account	TIAA-CREF Large-Cap Value Index Fund Sub-Account

ASSETS
Investments, at value	$247,072,829	$49,261,354	$91,144,020	$400,293,343	$149,263,398
Total assets	$247,072,829	$49,261,354	$91,144,020	$400,293,343	$149,263,398

NET ASSETS
Accumulation fund	$247,072,829	$49,261,354	$91,144,020	$400,293,343	$149,263,398

Net assets	$247,072,829	$49,261,354	$91,144,020	$400,293,343	$149,263,398

Investments, at cost	$231,711,920	$44,075,914	$73,013,612	$337,767,244	$127,040,037
Shares held in corresponding Funds	14,167,020	3,277,535	4,377,715	22,300,465	8,466,443

UNIT VALUE
Level 1	$26.37	$49.24	$47.11	$37.44	$37.55
Level 2	$26.04	$48.62	$46.52	$36.97	$37.08
Level 3	$25.73	$48.05	$45.97	$36.53	$36.64
Level 4	$26.66	$46.92	$39.62	$35.67	$39.41

	TIAA-CREF International Equity Index Fund Sub-Account	TIAA-CREF Large-Cap Growth Fund Sub-Account	TIAA-CREF Large-Cap Growth Index Fund Sub-Account	TIAA-CREF Large-Cap Value Fund Sub-Account	TIAA-CREF Large-Cap Value Index Fund Sub-Account

INVESTMENT INCOME
Dividends	$9,326,328	$142,593	$1,205,651	$6,835,559	$2,553,968

EXPENSES
Administrative expenses	197,835	284,487	47,931	1,547,485	70,686
Mortality and expense risk charges	125,051	21,330	39,611	186,147	54,801
Total expenses	322,886	305,817	87,542	1,733,632	125,487
Net investment income (loss)	9,003,442	(163,224)	1,118,109	5,101,927	2,428,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,212,141	2,035,690	6,262,027	9,473,903	3,280,262
Capital gain distributions	408,026	5,272,693	1,416,375	17,612,783	3,618,924
Net realized gain (loss)	2,620,167	7,308,383	7,678,402	27,086,686	6,899,186
Net change in unrealized appreciation (depreciation) on investments	(26,546,881)	(2,787,922)	754,222	(668,444)	4,598,697
Net realized and unrealized gain (loss) on investments	(23,926,714)	4,520,461	8,432,624	26,418,242	11,497,883
Net increase (decrease) in net assets from operations	$(14,923,272)	$4,357,237	$9,550,733	$31,520,169	$13,926,364

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-9

Statements of assets and liabilities

TIAA Separate Account VA-3  ■  December 31, 2014

	TIAA-CREF Lifecycle Retirement Income Fund Sub-Account	TIAA-CREF Lifecycle 2010 Fund Sub-Account	TIAA-CREF Lifecycle 2015 Fund Sub-Account	TIAA-CREF Lifecycle 2020 Fund Sub-Account	TIAA-CREF Lifecycle 2025 Fund Sub-Account

ASSETS
Investments, at value	$27,365,547	$77,748,442	$140,110,895	$227,483,516	$225,606,300
Total assets	$27,365,547	$77,748,442	$140,110,895	$227,483,516	$225,606,300

NET ASSETS
Accumulation fund	$23,634,910	$77,748,442	$140,110,895	$227,483,516	$225,606,300
Annuity fund	3,730,637	—	—	—	—

Net assets	$27,365,547	$77,748,442	$140,110,895	$227,483,516	$225,606,300

Investments, at cost	$26,692,976	$73,929,861	$140,868,320	$222,976,728	$217,327,694
Shares held in corresponding Funds	2,481,011	6,966,706	13,804,029	22,171,883	21,903,524

UNIT VALUE
Level 1	$35.27	$36.82	$36.68	$36.47	$36.34
Level 2	$34.87	$36.36	$36.22	$36.01	$35.89
Level 3	$34.52	$35.93	$35.79	$35.59	$35.46
Level 4	$33.84	$35.08	$34.95	$34.75	$34.63

Statements of operations

TIAA Separate Account VA-3  ■  For the year ended December 31, 2014

	TIAA-CREF Lifecycle Retirement Income Fund Sub-Account	TIAA-CREF Lifecycle 2010 Fund Sub-Account	TIAA-CREF Lifecycle 2015 Fund Sub-Account	TIAA-CREF Lifecycle 2020 Fund Sub-Account	TIAA-CREF Lifecycle 2025 Fund Sub-Account

INVESTMENT INCOME
Dividends	$778,783	$2,242,872	$4,136,762	$6,706,892	$6,752,392

EXPENSES
Administrative expenses	106,439	267,047	498,224	798,715	775,433
Mortality and expense risk charges	13,979	37,322	66,680	101,466	98,293
Total expenses	120,418	304,369	564,904	900,181	873,726
Net investment income (loss)	658,365	1,938,503	3,571,858	5,806,711	5,878,666

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	832,031	1,957,900	2,086,864	1,884,123	2,527,767
Capital gain distributions	318,064	1,765,662	6,467,495	9,539,515	9,389,223
Net realized gain (loss)	1,150,095	3,723,562	8,554,359	11,423,638	11,916,990
Net change in unrealized appreciation (depreciation) on investments	(782,823)	(2,616,159)	(6,564,293)	(8,598,844)	(9,453,061)
Net realized and unrealized gain (loss) on investments	367,272	1,107,403	1,990,066	2,824,794	2,463,929
Net increase (decrease) in net assets from operations	$1,025,637	$3,045,906	$5,561,924	$8,631,505	$8,342,595

B-10	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2030 Fund Sub-Account	TIAA-CREF Lifecycle 2035 Fund Sub-Account	TIAA-CREF Lifecycle 2040 Fund Sub-Account	TIAA-CREF Lifecycle 2045 Fund Sub-Account	TIAA-CREF Lifecycle 2050 Fund Sub-Account

ASSETS
Investments, at value	$207,422,869	$213,530,916	$259,135,384	$126,987,296	$96,949,764
Total assets	$207,422,869	$213,530,916	$259,135,384	$126,987,296	$96,949,764

NET ASSETS
Accumulation fund	$207,422,869	$213,530,916	$259,135,384	$126,987,296	$96,949,764

Net assets	$207,422,869	$213,530,916	$259,135,384	$126,987,296	$96,949,764

Investments, at cost	$195,967,963	$200,023,428	$239,004,971	$114,268,359	$88,458,065
Shares held in corresponding Funds	20,216,654	20,650,959	24,869,039	11,768,980	9,001,835

UNIT VALUE
Level 1	$36.03	$36.39	$37.02	$35.54	$35.15
Level 2	$35.58	$35.94	$36.56	$35.14	$34.76
Level 3	$35.16	$35.51	$36.13	$34.79	$34.41
Level 4	$34.33	$34.68	$35.28	$34.10	$33.73

	TIAA-CREF Lifecycle 2030 Fund Sub-Account	TIAA-CREF Lifecycle 2035 Fund Sub-Account	TIAA-CREF Lifecycle 2040 Fund Sub-Account	TIAA-CREF Lifecycle 2045 Fund Sub-Account	TIAA-CREF Lifecycle 2050 Fund Sub-Account

INVESTMENT INCOME
Dividends	$6,344,328	$6,522,927	$7,993,560	$3,568,456	$2,706,953

EXPENSES
Administrative expenses	704,421	670,077	695,602	525,281	413,697
Mortality and expense risk charges	92,694	94,483	115,320	53,972	40,120
Total expenses	797,115	764,560	810,922	579,253	453,817
Net investment income (loss)	5,547,213	5,758,367	7,182,638	2,989,203	2,253,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,903,268	2,124,569	2,362,363	979,792	605,248
Capital gain distributions	8,898,770	9,830,073	12,363,723	2,646,779	1,930,964
Net realized gain (loss)	11,802,038	11,954,642	14,726,086	3,626,571	2,536,212
Net change in unrealized appreciation (depreciation) on investments	(9,676,832)	(9,785,865)	(12,246,933)	(2,308,046)	(1,645,448)
Net realized and unrealized gain (loss) on investments	2,125,206	2,168,777	2,479,153	1,318,525	890,764
Net increase (decrease) in net assets from operations	$7,672,419	$7,927,144	$9,661,791	$4,307,728	$3,143,900

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-11

Statements of assets and liabilities

TIAA Separate Account VA-3  ■  December 31, 2014

	TIAA-CREF Lifecycle 2055 Fund Sub-Account	TIAA-CREF Mid-Cap Growth Fund Sub-Account	TIAA-CREF Mid-Cap Value Fund Sub-Account	TIAA-CREF Money Market Fund Sub-Account	TIAA-CREF Real Estate Securities Fund Sub-Account

ASSETS
Investments, at value	$1,571,979	$152,848,639	$485,952,686	$5,891,488	$104,231,974
Total assets	$1,571,979	$152,848,639	$485,952,686	$5,891,488	$104,231,974

NET ASSETS
Accumulation fund	$1,571,979	$152,848,639	$485,952,686	$5,891,488	$104,231,974

Net assets	$1,571,979	$152,848,639	$485,952,686	$5,891,488	$104,231,974

Investments, at cost	$1,595,625	$154,537,452	$372,199,054	$5,891,488	$87,106,202
Shares held in corresponding Funds	130,563	7,192,877	20,088,991	5,891,488	6,861,881

UNIT VALUE
Level 1	$34.40	$47.43	$43.15	$26.81	$31.54
Level 2	$34.21	$46.83	$42.61	$26.48	$31.15
Level 3	$34.08	$46.28	$42.11	$26.16	$30.78
Level 4	$33.81	$45.19	$41.12	$25.55	$30.06

Statements of operations

TIAA Separate Account VA-3  ■  For the year ended December 31, 2014

	TIAA-CREF Lifecycle 2055 Fund Sub-Account	TIAA-CREF Mid-Cap Growth Fund Sub-Account	TIAA-CREF Mid-Cap Value Fund Sub-Account	TIAA-CREF Money Market Fund Sub-Account	TIAA-CREF Real Estate Securities Fund Sub-Account

INVESTMENT INCOME
Dividends	$42,658	$685,454	$6,580,165	$—	$1,438,701

EXPENSES
Administrative expenses	3,822	474,916	1,235,434	23,821	435,839
Mortality and expense risk charges	401	75,290	223,641	3,173	37,398
Total expenses	4,223	550,206	1,459,075	26,994	473,237
Net investment income (loss)	38,435	135,248	5,121,090	(26,994)	965,464

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	13,431	4,379,255	11,785,548	—	1,255,613
Capital gain distributions	24,459	21,169,391	21,086,618	—	1,684,116
Net realized gain (loss)	37,890	25,548,646	32,872,166	—	2,939,729
Net change in unrealized appreciation (depreciation) on investments	(37,192)	(15,709,416)	14,192,105	—	14,062,292
Net realized and unrealized gain (loss) on investments	698	9,839,230	47,064,271	—	17,002,021
Net increase (decrease) in net assets from operations	$39,133	$9,974,478	$52,185,361	$(26,994)	$17,967,485

B-12	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF S&P 500 Index Fund Sub-Account	TIAA-CREF Short-Term Bond Fund Sub-Account	TIAA-CREF Small-Cap Blend Index Fund Sub-Account	TIAA-CREF Small-Cap Equity Fund Sub-Account	TIAA-CREF Social Choice Equity Fund Sub-Account

ASSETS
Investments, at value	$143,212,021	$17,050,933	$247,316,689	$181,607,683	$51,545,540
Total assets	$143,212,021	$17,050,933	$247,316,689	$181,607,683	$51,545,540

NET ASSETS
Accumulation fund	$143,212,021	$17,050,933	$247,316,689	$181,607,683	$51,545,540

Net assets	$143,212,021	$17,050,933	$247,316,689	$181,607,683	$51,545,540

Investments, at cost	$119,721,771	$17,188,212	$204,562,499	$170,788,868	$39,890,959
Shares held in corresponding Funds	6,213,103	1,647,433	13,232,568	10,515,789	3,071,844

UNIT VALUE
Level 1	$41.78	$31.86	$41.80	$40.66	$41.86
Level 2	$41.26	$31.46	$41.28	$40.15	$41.34
Level 3	$40.77	$31.09	$40.79	$39.67	$40.85
Level 4	$39.72	$25.96	$39.83	$38.74	$39.89

	TIAA-CREF S&P 500 Index Fund Sub-Account	TIAA-CREF Short-Term Bond Fund Sub-Account	TIAA-CREF Small-Cap Blend Index Fund Sub-Account	TIAA-CREF Small-Cap Equity Fund Sub-Account	TIAA-CREF Social Choice Equity Fund Sub-Account

INVESTMENT INCOME
Dividends	$2,454,133	$189,954	$3,818,986	$1,290,150	$710,066

EXPENSES
Administrative expenses	74,276	23,415	624,707	482,519	249,481
Mortality and expense risk charges	56,100	7,297	114,293	80,219	23,864
Total expenses	130,376	30,712	739,000	562,738	273,345
Net investment income (loss)	2,323,757	159,242	3,079,986	727,412	436,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	7,453,346	14,400	7,596,719	4,039,977	1,847,537
Capital gain distributions	—	13,629	9,177,881	23,481,020	565,890
Net realized gain (loss)	7,453,346	28,029	16,774,600	27,520,997	2,413,427
Net change in unrealized appreciation (depreciation) on investments	4,862,651	(92,145)	(8,643,069)	(17,381,479)	2,017,346
Net realized and unrealized gain (loss) on investments	12,315,997	(64,116)	8,131,531	10,139,518	4,430,773
Net increase (decrease) in net assets from operations	$14,639,754	$95,126	$11,211,517	$10,866,930	$4,867,494

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-13

Statements of assets and liabilities

TIAA Separate Account VA-3  ■  December 31, 2014

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account	Dodge & Cox International Stock Fund Sub-Account	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account

ASSETS
Investments, at value	$162,395,223	$79,605,652	$15,339,080	$24,196,186	$56,423,600
Total assets	$162,395,223	$79,605,652	$15,339,080	$24,196,186	$56,423,600

NET ASSETS
Accumulation fund	$162,395,223	$79,605,652	$15,339,080	$24,196,186	$56,423,600

Net assets	$162,395,223	$79,605,652	$15,339,080	$24,196,186	$56,423,600

Investments, at cost	$148,802,428	$70,396,156	$16,059,059	$24,117,086	$50,435,309
Shares held in corresponding Funds	3,452,279	1,944,922	612,583	574,595	2,053,261

UNIT VALUE
Level 1	$32.53	$41.03	$22.14	$29.47	$50.73
Level 2	$32.13	$40.52	$21.98	$29.26	$50.09
Level 3	$31.75	$40.04	$21.86	$29.10	$49.50
Level 4	$30.82	$37.36	$21.62	$28.78	$41.06

Statements of operations

TIAA Separate Account VA-3  ■  For the year ended December 31, 2014

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account	Dodge & Cox International Stock Fund Sub-Account	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account

INVESTMENT INCOME
Dividends	$2,705,025	$1,542,676	$167,765	$526,181	$38,029

EXPENSES
Administrative expenses	77,802	32,803	8,164	14,619	32,240
Mortality and expense risk charges	74,189	31,934	3,498	6,514	25,732
Total expenses	151,991	64,737	11,662	21,133	57,972
Net investment income (loss)	2,553,034	1,477,939	156,103	505,048	(19,943)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,976,021	1,234,079	(23,273)	329,168	6,288,667
Capital gain distributions	—	3,755,016	—	—	3,954,971
Net realized gain (loss)	1,976,021	4,989,095	(23,273)	329,168	10,243,638
Net change in unrealized appreciation (depreciation) on investments	(9,064,232)	657,554	(726,356)	(1,485,900)	(6,234,404)
Net realized and unrealized gain (loss) on investments	(7,088,211)	5,646,649	(749,629)	(1,156,732)	4,009,234
Net increase (decrease) in net assets from operations	$(4,535,177)	$7,124,588	$(593,526)	$(651,684)	$3,989,291

B-14	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account	Vanguard Explorer Fund (Investor Shares) Sub-Account	Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account	Vanguard Selected Value Fund (Investor Shares) Sub-Account	Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account

ASSETS
Investments, at value	$4,952,568	$12,663,963	$2,440,680	$116,171,582	$32,023,913
Amounts due from TIAA	—	—	114	—	—
Total assets	$4,952,568	$12,663,963	$2,440,794	$116,171,582	$32,023,913

NET ASSETS
Accumulation fund	$4,952,568	$12,663,963	$2,440,794	$116,171,582	$32,023,913

Net assets	$4,952,568	$12,663,963	$2,440,794	$116,171,582	$32,023,913

Investments, at cost	$5,220,870	$12,992,970	$2,447,801	$111,171,138	$29,073,208
Shares held in corresponding Funds	148,949	136,186	214,660	4,093,431	1,263,769

UNIT VALUE
Level 1	$21.84	$37.57	$28.01	$39.92	$39.23
Level 2	$21.68	$37.29	$27.81	$39.62	$38.95
Level 3	$21.56	$37.09	$27.65	$39.41	$38.73
Level 4	$21.33	$36.68	$27.35	$38.98	$38.31

	Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account	Vanguard Explorer Fund (Investor Shares) Sub-Account	Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account	Vanguard Selected Value Fund (Investor Shares) Sub-Account	Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account

INVESTMENT INCOME
Dividends	$129,304	$17,676	$18,485	$1,541,588	$494,557

EXPENSES
Administrative expenses	4,231	10,152	1,459	46,079	16,281
Mortality and expense risk charges	2,251	4,922	553	41,296	7,832
Total expenses	6,482	15,074	2,012	87,375	24,113
Net investment income (loss)	122,822	2,602	16,473	1,454,213	470,444

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(9,358)	386,130	(5,871)	1,453,626	510,370
Capital gain distributions	—	1,622,641	4,313	4,460,684	—
Net realized gain (loss)	(9,358)	2,008,771	(1,558)	5,914,310	510,370
Net change in unrealized appreciation (depreciation) on investments	(212,018)	(1,525,934)	25,661	(2,487,837)	923,147
Net realized and unrealized gain (loss) on investments	(221,376)	482,837	24,103	3,426,473	1,433,517
Net increase (decrease) in net assets from operations	$(98,554)	$485,439	$40,576	$4,880,686	$1,903,961

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-15

Statements of assets and liabilities

concluded

TIAA Separate Account VA-3  ■  December 31, 2014

	Vanguard Wellington Fund (Investor Shares) Sub-Account	Western Asset Core Plus Bond Fund (Class I) Sub-Account

ASSETS
Investments, at value	$54,282,252	$56,105,265
Total assets	$54,282,252	$56,105,265

NET ASSETS
Accumulation fund	$54,282,252	$56,105,265

Net assets	$54,282,252	$56,105,265

Investments, at cost	$52,584,448	$55,134,872
Shares held in corresponding Funds	1,386,520	4,820,040

UNIT VALUE
Level 1	$35.72	$39.94
Level 2	$35.46	$39.45
Level 3	$35.27	$38.98
Level 4	$34.88	$29.18

Statements of operations

TIAA Separate Account VA-3  ■  For the year ended December 31, 2014

	Vanguard Wellington Fund (Investor Shares) Sub-Account	Western Asset Core Plus Bond Fund (Class I) Sub-Account

INVESTMENT INCOME
Dividends	$1,005,816	$1,806,616

EXPENSES
Administrative expenses	38,883	37,028
Mortality and expense risk charges	18,603	26,105
Total expenses	57,486	63,133
Net investment income (loss)	948,330	1,743,483

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	506,725	473,944
Capital gain distributions	1,965,613	—
Net realized gain (loss)	2,472,338	473,944
Net change in unrealized appreciation (depreciation) on investments	50,129	1,485,546
Net realized and unrealized gain (loss) on investments	2,522,467	1,959,490
Net increase (decrease) in net assets from operations	$3,470,797	$3,702,973

B-16	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

Statements of changes in net assets

TIAA Separate Account VA-3  ■  For the year ended

	TIAA-CREF Bond Fund Sub-Account		TIAA-CREF Bond Index Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$364,797	$345,117	$573,279	$231,776
Net realized gain (loss)	171,305	189,823	18,326	(11,797)
Net change in unrealized appreciation (depreciation) on investments	597,033	(890,019)	847,351	(537,308)
Net increase (decrease) in net assets from operations	1,133,135	(355,079)	1,438,956	(317,329)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	4,618,958	8,361,905	25,633,185	12,701,854
Net contractowner transfers between Sub-Accounts	(575,104)	492,268	4,656,876	133,957
Withdrawals and contract benefits	(5,396,907)	(3,597,605)	(6,300,980)	(3,637,367)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,353,053)	5,256,568	23,989,081	9,198,444
Net increase (decrease) in net assets	(219,918)	4,901,489	25,428,037	8,881,115

NET ASSETS
Beginning of period	22,409,557	17,508,068	16,827,429	7,946,314
End of period	$22,189,639	$22,409,557	$42,255,466	$16,827,429

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	667,486	511,757	627,516	288,901
Units purchased	133,073	247,907	924,385	470,091
Units sold/transferred	(171,719)	(92,178)	(61,756)	(131,476)
End of period	628,840	667,486	1,490,145	627,516

	TIAA-CREF Bond Plus Fund Sub-Account		TIAA-CREF Emerging Markets Equity Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$1,056,915	$845,871	$16,920	$3,884
Net realized gain (loss)	790,594	339,940	1,301	39,905
Net change in unrealized appreciation (depreciation) on investments	586,173	(1,825,228)	(145,131)	(40,463)
Net increase (decrease) in net assets from operations	2,433,682	(639,417)	(126,910)	3,326

FROM CONTRACTOWNER TRANSACTIONS
Premiums	20,584,570	22,973,168	882,217	420,228
Net contractowner transfers between Sub-Accounts	1,566,182	(698,833)	217,369	(85,793)
Withdrawals and contract benefits	(10,020,520)	(14,509,072)	(164,450)	(147,706)
Net increase (decrease) in net assets resulting from contractowner transactions	12,130,232	7,765,263	935,136	186,729
Net increase (decrease) in net assets	14,563,914	7,125,846	808,226	190,055

NET ASSETS
Beginning of period	44,058,417	36,932,571	713,783	523,728
End of period	$58,622,331	$44,058,417	$1,522,009	$713,783

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,310,476	1,082,740	31,579	22,868
Units purchased	591,171	678,475	39,686	18,727
Units sold/transferred	(242,715)	(450,739)	1,905	(10,016)
End of period	1,658,932	1,310,476	73,170	31,579

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-17

Statements of changes in net assets

TIAA Separate Account VA-3  ■  For the year ended

	TIAA-CREF Emerging Markets Equity Index Fund Sub-Account		TIAA-CREF Equity Index Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$41,915	$10,862	$1,206,391	$860,031
Net realized gain (loss)	(35)	3,065	4,907,321	3,209,706
Net change in unrealized appreciation (depreciation) on investments	(171,252)	(18,442)	2,019,603	9,521,402
Net increase (decrease) in net assets from operations	(129,372)	(4,515)	8,133,315	13,591,139

FROM CONTRACTOWNER TRANSACTIONS
Premiums	1,641,444	555,729	20,688,998	23,816,236
Net contractowner transfers between Sub-Accounts	381,704	(34,213)	755,243	(372,699)
Withdrawals and contract benefits	(347,101)	(238,435)	(12,994,135)	(10,237,632)
Net increase (decrease) in net assets resulting from contractowner transactions	1,676,047	283,081	8,450,106	13,205,905
Net increase (decrease) in net assets	1,546,675	278,566	16,583,421	26,797,044

NET ASSETS
Beginning of period	646,501	367,935	61,951,633	35,154,589
End of period	$2,193,176	$646,501	$78,535,054	$61,951,633

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	29,376	15,991	1,665,689	1,256,314
Units purchased	73,806	25,480	534,185	731,457
Units sold/transferred	(43)	(12,095)	(315,695)	(322,082)
End of period	103,139	29,376	1,884,179	1,665,689

	TIAA-CREF Growth & Income Fund Sub-Account		TIAA-CREF High-Yield Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$1,600,127	$1,345,054	$603,772	$484,675
Net realized gain (loss)	25,954,557	23,516,629	229,424	362,717
Net change in unrealized appreciation (depreciation) on investments	(6,185,202)	19,681,415	(670,073)	(350,369)
Net increase (decrease) in net assets from operations	21,369,482	44,543,098	163,123	497,023

FROM CONTRACTOWNER TRANSACTIONS
Premiums	58,333,467	47,547,229	6,095,720	4,662,651
Net contractowner transfers between Sub-Accounts	(4,011,515)	(3,953,024)	989,897	(585,808)
Withdrawals and contract benefits	(37,528,414)	(30,356,105)	(2,180,665)	(2,369,562)
Net increase (decrease) in net assets resulting from contractowner transactions	16,793,538	13,238,100	4,904,952	1,707,281
Net increase (decrease) in net assets	38,163,020	57,781,198	5,068,075	2,204,304

NET ASSETS
Beginning of period	183,217,032	125,435,834	9,734,614	7,530,310
End of period	$221,380,052	$183,217,032	$14,802,689	$9,734,614

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,250,219	3,893,594	232,775	188,968
Units purchased	1,306,753	1,278,839	139,810	114,365
Units sold/transferred	(922,088)	(922,214)	(27,914)	(70,558)
End of period	4,634,884	4,250,219	344,671	232,775

B-18	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Inflation-Linked Bond Fund Sub-Account		TIAA-CREF International Equity Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$76,306	$34,340	$2,188,416	$2,742,148
Net realized gain (loss)	(65,529)	119,461	5,273,795	3,265,272
Net change in unrealized appreciation (depreciation) on investments	133,336	(815,326)	(30,563,837)	36,026,982
Net increase (decrease) in net assets from operations	144,113	(661,525)	(23,101,626)	42,034,402

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,000,492	2,341,088	75,496,444	77,286,225
Net contractowner transfers between Sub-Accounts	(42,960)	(758,218)	(3,760,916)	(2,193,095)
Withdrawals and contract benefits	(1,497,974)	(2,468,490)	(40,366,642)	(33,578,138)
Net increase (decrease) in net assets resulting from contractowner transactions	459,558	(885,620)	31,368,886	41,514,992
Net increase (decrease) in net assets	603,671	(1,547,145)	8,267,260	83,549,394

NET ASSETS
Beginning of period	5,944,738	7,491,883	241,132,039	157,582,645
End of period	$6,548,409	$5,944,738	$249,399,299	$241,132,039

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	178,905	204,124	8,674,953	6,979,224
Units purchased	58,019	66,946	2,780,716	3,144,273
Units sold/transferred	(44,980)	(92,165)	(1,633,251)	(1,448,544)
End of period	191,944	178,905	9,822,418	8,674,953

	TIAA-CREF International Equity Index Fund Sub-Account		TIAA-CREF Large-Cap Growth Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$9,003,442	$6,215,430	$(163,224)	$(77,575)
Net realized gain (loss)	2,620,167	(177,607)	7,308,383	3,532,896
Net change in unrealized appreciation (depreciation) on investments	(26,546,881)	32,908,796	(2,787,922)	6,297,334
Net increase (decrease) in net assets from operations	(14,923,272)	38,946,619	4,357,237	9,752,655

FROM CONTRACTOWNER TRANSACTIONS
Premiums	66,409,111	73,687,473	16,671,604	14,595,842
Net contractowner transfers between Sub-Accounts	(5,727,908)	(1,478,556)	326,484	(1,583,194)
Withdrawals and contract benefits	(35,355,110)	(30,579,643)	(11,262,476)	(6,540,352)
Net increase (decrease) in net assets resulting from contractowner transactions	25,326,093	41,629,274	5,735,612	6,472,296
Net increase (decrease) in net assets	10,402,821	80,575,893	10,092,849	16,224,951

NET ASSETS
Beginning of period	236,670,008	156,094,115	39,168,505	22,943,554
End of period	$247,072,829	$236,670,008	$49,261,354	$39,168,505

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	8,484,233	6,816,423	919,410	747,122
Units purchased	2,383,672	2,924,106	381,851	407,705
Units sold/transferred	(1,482,761)	(1,256,296)	(254,027)	(235,417)
End of period	9,385,144	8,484,233	1,047,234	919,410

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-19

Statements of changes in net assets

TIAA Separate Account VA-3  ■  For the year ended

	TIAA-CREF Large-Cap Growth Index Fund Sub-Account		TIAA-CREF Large-Cap Value Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$1,118,109	$912,954	$5,101,927	$3,142,560
Net realized gain (loss)	7,678,402	1,460,963	27,086,686	23,906,312
Net change in unrealized appreciation (depreciation) on investments	754,222	13,021,637	(668,444)	44,199,470
Net increase (decrease) in net assets from operations	9,550,733	15,395,554	31,520,169	71,248,342

FROM CONTRACTOWNER TRANSACTIONS
Premiums	31,584,399	32,394,540	100,333,475	136,805,142
Net contractowner transfers between Sub-Accounts	609,284	(235,565)	(12,551,740)	13,465,260
Withdrawals and contract benefits	(24,180,725)	(9,769,144)	(61,086,908)	(43,649,870)
Net increase (decrease) in net assets resulting from contractowner transactions	8,012,958	22,389,831	26,694,827	106,620,532
Net increase (decrease) in net assets	17,563,691	37,785,385	58,214,996	177,868,874

NET ASSETS
Beginning of period	73,580,329	35,794,944	342,078,347	164,209,473
End of period	$91,144,020	$73,580,329	$400,293,343	$342,078,347

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,764,371	1,143,058	10,192,718	6,556,236
Units purchased	720,611	893,889	2,909,904	4,609,338
Units sold/transferred	(548,155)	(272,576)	(2,104,952)	(972,856)
End of period	1,936,827	1,764,371	10,997,670	10,192,718

	TIAA-CREF Large-Cap Value Index Fund Sub-Account		TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$2,428,481	$1,566,415	$658,365	$474,995
Net realized gain (loss)	6,899,186	3,930,775	1,150,095	826,120
Net change in unrealized appreciation (depreciation) on investments	4,598,697	12,559,372	(782,823)	554,413
Net increase (decrease) in net assets from operations	13,926,364	18,056,562	1,025,637	1,855,528

FROM CONTRACTOWNER TRANSACTIONS
Premiums	58,755,934	37,780,668	9,289,957	10,882,511
Net contractowner transfers between Sub-Accounts	11,566,439	(509,257)	(788,685)	(208,845)
Annuity payments	—	—	(298,410)	(231,392)
Withdrawals and contract benefits	(21,459,200)	(14,554,495)	(6,571,605)	(6,033,466)
Net increase (decrease) in net assets resulting from contractowner transactions	48,863,173	22,716,916	1,631,257	4,408,808
Net increase (decrease) in net assets	62,789,537	40,773,478	2,656,894	6,264,336

NET ASSETS
Beginning of period	86,473,861	45,700,383	24,708,653	18,444,317
End of period	$149,263,398	$86,473,861	$27,365,547	$24,708,653

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,609,628	1,823,156	652,607	528,414
Units purchased	1,665,418	1,276,805	274,526	332,697
Units sold/transferred	(297,007)	(490,333)	(240,890)	(208,504)
End of period	3,978,039	2,609,628	686,243	652,607

B-20	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2010 Fund Sub-Account		TIAA-CREF Lifecycle 2015 Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$1,938,503	$2,105,482	$3,571,858	$3,315,412
Net realized gain (loss)	3,723,562	2,193,869	8,554,359	6,446,798
Net change in unrealized appreciation (depreciation) on investments	(2,616,159)	2,645,963	(6,564,293)	3,471,671
Net increase (decrease) in net assets from operations	3,045,906	6,945,314	5,561,924	13,233,881

FROM CONTRACTOWNER TRANSACTIONS
Premiums	19,254,322	21,590,729	36,640,935	43,511,361
Net contractowner transfers between Sub-Accounts	(979,486)	(2,175,438)	(3,375,234)	(2,278,667)
Withdrawals and contract benefits	(14,095,727)	(11,041,863)	(21,665,021)	(16,838,988)
Net increase (decrease) in net assets resulting from contractowner transactions	4,179,109	8,373,428	11,600,680	24,393,706
Net increase (decrease) in net assets	7,225,015	15,318,742	17,162,604	37,627,587

NET ASSETS
Beginning of period	70,523,427	55,204,685	122,948,291	85,320,704
End of period	$77,748,442	$70,523,427	$140,110,895	$122,948,291

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,040,167	1,779,450	3,582,004	2,818,797
Units purchased	546,687	663,922	1,042,120	1,351,704
Units sold/transferred	(425,862)	(403,205)	(710,599)	(588,497)
End of period	2,160,992	2,040,167	3,913,525	3,582,004

	TIAA-CREF Lifecycle 2020 Fund Sub-Account		TIAA-CREF Lifecycle 2025 Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$5,806,711	$4,994,940	$5,878,666	$5,107,242
Net realized gain (loss)	11,423,638	8,561,864	11,916,990	7,832,803
Net change in unrealized appreciation (depreciation) on investments	(8,598,844)	7,930,489	(9,453,061)	11,347,001
Net increase (decrease) in net assets from operations	8,631,505	21,487,293	8,342,595	24,287,046

FROM CONTRACTOWNER TRANSACTIONS
Premiums	63,440,595	66,492,798	64,668,204	54,905,648
Net contractowner transfers between Sub-Accounts	(1,485,781)	(2,587,512)	(2,495,653)	(1,231,620)
Withdrawals and contract benefits	(21,389,632)	(16,915,873)	(18,059,840)	(14,874,255)
Net increase (decrease) in net assets resulting from contractowner transactions	40,565,182	46,989,413	44,112,711	38,799,773
Net increase (decrease) in net assets	49,196,687	68,476,706	52,455,306	63,086,819

NET ASSETS
Beginning of period	178,286,829	109,810,123	173,150,994	110,064,175
End of period	$227,483,516	$178,286,829	$225,606,300	$173,150,994

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,233,451	3,733,258	5,101,254	3,847,479
Units purchased	1,821,959	2,100,215	1,859,885	1,767,729
Units sold/transferred	(655,231)	(600,022)	(590,328)	(513,954)
End of period	6,400,179	5,233,451	6,370,811	5,101,254

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-21

Statements of changes in net assets

TIAA Separate Account VA-3  ■  For the year ended

	TIAA-CREF Lifecycle 2030 Fund Sub-Account		TIAA-CREF Lifecycle 2035 Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$5,547,213	$5,060,755	$5,758,367	$5,311,555
Net realized gain (loss)	11,802,038	6,963,847	11,954,642	7,405,124
Net change in unrealized appreciation (depreciation) on investments	(9,676,832)	13,894,676	(9,785,865)	15,866,864
Net increase (decrease) in net assets from operations	7,672,419	25,919,278	7,927,144	28,583,543

FROM CONTRACTOWNER TRANSACTIONS
Premiums	54,931,286	47,458,211	57,976,952	50,058,343
Net contractowner transfers between Sub-Accounts	(2,318,722)	(2,485,118)	(726,988)	(1,384,493)
Withdrawals and contract benefits	(16,438,502)	(11,707,936)	(16,974,696)	(11,813,618)
Net increase (decrease) in net assets resulting from contractowner transactions	36,174,062	33,265,157	40,275,268	36,860,232
Net increase (decrease) in net assets	43,846,481	59,184,435	48,202,412	65,443,775

NET ASSETS
Beginning of period	163,576,388	104,391,953	165,328,504	99,884,729
End of period	$207,422,869	$163,576,388	$213,530,916	$165,328,504

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,848,569	3,757,465	4,841,621	3,628,890
Units purchased	1,595,912	1,553,460	1,669,362	1,635,359
Units sold/transferred	(541,873)	(462,356)	(506,264)	(422,628)
End of period	5,902,608	4,848,569	6,004,719	4,841,621

	TIAA-CREF Lifecycle 2040 Fund Sub-Account		TIAA-CREF Lifecycle 2045 Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$7,182,638	$6,905,192	$2,989,203	$2,644,475
Net realized gain (loss)	14,726,086	8,739,132	3,626,571	1,149,333
Net change in unrealized appreciation (depreciation) on investments	(12,246,933)	22,305,394	(2,308,046)	11,688,106
Net increase (decrease) in net assets from operations	9,661,791	37,949,718	4,307,728	15,481,914

FROM CONTRACTOWNER TRANSACTIONS
Premiums	65,263,842	56,256,788	43,487,904	33,780,625
Net contractowner transfers between Sub-Accounts	(2,005,356)	(472,160)	(123,612)	(92,021)
Withdrawals and contract benefits	(20,186,569)	(13,920,769)	(11,867,786)	(5,633,907)
Net increase (decrease) in net assets resulting from contractowner transactions	43,071,917	41,863,859	31,496,506	28,054,697
Net increase (decrease) in net assets	52,733,708	79,813,577	35,804,234	43,536,611

NET ASSETS
Beginning of period	206,401,676	126,588,099	91,183,062	47,646,451
End of period	$259,135,384	$206,401,676	$126,987,296	$91,183,062

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,920,642	4,563,644	2,745,487	1,800,953
Units purchased	1,841,531	1,814,735	1,281,695	1,135,865
Units sold/transferred	(627,070)	(457,737)	(354,366)	(191,331)
End of period	7,135,103	5,920,642	3,672,816	2,745,487

B-22	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2050 Fund Sub-Account		TIAA-CREF Lifecycle 2055 Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$2,253,136	$1,884,904	$38,435	$7,493
Net realized gain (loss)	2,536,212	821,856	37,890	2,090
Net change in unrealized appreciation (depreciation) on investments	(1,645,448)	8,033,656	(37,192)	13,537
Net increase (decrease) in net assets from operations	3,143,900	10,740,416	39,133	23,120

FROM CONTRACTOWNER TRANSACTIONS
Premiums	36,976,228	27,235,263	1,153,315	234,087
Net contractowner transfers between Sub-Accounts	(50,968)	275,625	260,207	(570)
Withdrawals and contract benefits	(8,767,621)	(4,504,070)	(141,748)	(7,929)
Net increase (decrease) in net assets resulting from contractowner transactions	28,157,639	23,006,818	1,271,774	225,588
Net increase (decrease) in net assets	31,301,539	33,747,234	1,310,907	248,708

NET ASSETS
Beginning of period	65,648,225	31,900,991	261,072	12,364
End of period	$96,949,764	$65,648,225	$1,571,979	$261,072

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,000,658	1,220,162	8,001	475
Units purchased	1,105,088	926,055	34,479	7,829
Units sold/transferred	(265,033)	(145,559)	3,665	(303)
End of period	2,840,713	2,000,658	46,145	8,001

	TIAA-CREF Mid-Cap Growth Fund Sub-Account		TIAA-CREF Mid-Cap Value Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$135,248	$(77,783)	$5,121,090	$3,663,812
Net realized gain (loss)	25,548,646	22,885,407	32,872,166	26,625,322
Net change in unrealized appreciation (depreciation) on investments	(15,709,416)	13,968,738	14,192,105	60,060,967
Net increase (decrease) in net assets from operations	9,974,478	36,776,362	52,185,361	90,350,101

FROM CONTRACTOWNER TRANSACTIONS
Premiums	44,007,604	60,293,455	108,367,669	105,546,841
Net contractowner transfers between Sub-Accounts	(12,660,574)	(1,256,327)	(852,323)	(676,401)
Withdrawals and contract benefits	(38,314,394)	(40,152,502)	(71,629,617)	(56,472,320)
Net increase (decrease) in net assets resulting from contractowner transactions	(6,967,364)	18,884,626	35,885,729	48,398,120
Net increase (decrease) in net assets	3,007,114	55,660,988	88,071,090	138,748,221

NET ASSETS
Beginning of period	149,841,525	94,180,537	397,881,596	259,133,375
End of period	$152,848,639	$149,841,525	$485,952,686	$397,881,596

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,456,615	2,958,971	10,547,427	9,067,129
Units purchased	1,001,767	1,608,254	2,723,490	3,158,194
Units sold/transferred	(1,168,662)	(1,110,610)	(1,811,406)	(1,677,896)
End of period	3,289,720	3,456,615	11,459,511	10,547,427

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-23

Statements of changes in net assets

TIAA Separate Account VA-3  ■  For the year ended

	TIAA-CREF Money Market Fund Sub-Account		TIAA-CREF Real Estate Securities Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$(26,994)	$(26,107)	$965,464	$675,184
Net realized gain (loss)	—	—	2,939,729	2,325,599
Net change in unrealized appreciation (depreciation) on investments	—	—	14,062,292	(3,002,021)
Net increase (decrease) in net assets from operations	(26,994)	(26,107)	17,967,485	(1,238)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	4,338,754	5,777,595	36,843,963	26,363,658
Net contractowner transfers between Sub-Accounts	(1,800,005)	667,857	9,518,510	(3,168,701)
Withdrawals and contract benefits	(3,533,743)	(3,433,366)	(14,265,083)	(11,471,004)
Net increase (decrease) in net assets resulting from contractowner transactions	(994,994)	3,012,086	32,097,390	11,723,953
Net increase (decrease) in net assets	(1,021,988)	2,985,979	50,064,875	11,722,715

NET ASSETS
Beginning of period	6,913,476	3,927,497	54,167,099	42,444,384
End of period	$5,891,488	$6,913,476	$104,231,974	$54,167,099

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	262,818	150,806	2,276,982	1,802,680
Units purchased	166,363	222,215	1,357,552	1,084,478
Units sold/transferred	(204,019)	(110,203)	(208,342)	(610,176)
End of period	225,162	262,818	3,426,192	2,276,982

	TIAA-CREF S&P 500 Index Fund Sub-Account		TIAA-CREF Short-Term Bond Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$2,323,757	$1,463,456	$159,242	$143,034
Net realized gain (loss)	7,453,346	4,609,982	28,029	53,375
Net change in unrealized appreciation (depreciation) on investments	4,862,651	13,679,688	(92,145)	(174,400)
Net increase (decrease) in net assets from operations	14,639,754	19,753,126	95,126	22,009

FROM CONTRACTOWNER TRANSACTIONS
Premiums	66,075,905	45,389,222	6,560,796	4,492,906
Net contractowner transfers between Sub-Accounts	4,846,348	452,838	1,071,879	48,449
Withdrawals and contract benefits	(33,970,579)	(24,570,860)	(3,197,430)	(3,268,645)
Net increase (decrease) in net assets resulting from contractowner transactions	36,951,674	21,271,200	4,435,245	1,272,710
Net increase (decrease) in net assets	51,591,428	41,024,326	4,530,371	1,294,719

NET ASSETS
Beginning of period	91,620,593	50,596,267	12,520,562	11,225,843
End of period	$143,212,021	$91,620,593	$17,050,933	$12,520,562

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,491,220	1,816,974	399,560	358,086
Units purchased	1,697,300	1,394,018	207,030	143,360
Units sold/transferred	(756,904)	(719,772)	(65,431)	(101,886)
End of period	3,431,616	2,491,220	541,159	399,560

B-24	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Small-Cap Blend Index Fund Sub-Account		TIAA-CREF Small-Cap Equity Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$3,079,986	$2,397,147	$727,412	$724,645
Net realized gain (loss)	16,774,600	7,797,059	27,520,997	13,968,775
Net change in unrealized appreciation (depreciation) on investments	(8,643,069)	40,542,248	(17,381,479)	22,738,513
Net increase (decrease) in net assets from operations	11,211,517	50,736,454	10,866,930	37,431,933

FROM CONTRACTOWNER TRANSACTIONS
Premiums	67,344,328	88,327,777	58,142,632	37,268,284
Net contractowner transfers between Sub-Accounts	(10,620,369)	6,249,727	(2,823,103)	98,659
Withdrawals and contract benefits	(41,702,219)	(21,699,154)	(29,090,912)	(21,635,322)
Net increase (decrease) in net assets resulting from contractowner transactions	15,021,740	72,878,350	26,228,617	15,731,621
Net increase (decrease) in net assets	26,233,257	123,614,804	37,095,547	53,163,554

NET ASSETS
Beginning of period	221,083,432	97,468,628	144,512,136	91,348,582
End of period	$247,316,689	$221,083,432	$181,607,683	$144,512,136

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,637,472	3,444,880	3,859,102	3,401,085
Units purchased	1,728,994	2,605,539	1,545,114	1,163,180
Units sold/transferred	(1,352,462)	(412,947)	(848,708)	(705,163)
End of period	6,014,004	5,637,472	4,555,508	3,859,102

	TIAA-CREF Social Choice Equity Fund Sub-Account		American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$436,721	$401,371	$2,553,034	$1,342,857
Net realized gain (loss)	2,413,427	1,687,512	1,976,021	597,569
Net change in unrealized appreciation (depreciation) on investments	2,017,346	6,980,954	(9,064,232)	15,603,263
Net increase (decrease) in net assets from operations	4,867,494	9,069,837	(4,535,177)	17,543,689

FROM CONTRACTOWNER TRANSACTIONS
Premiums	11,960,099	18,637,320	66,780,562	54,458,811
Net contractowner transfers between Sub-Accounts	(623,558)	405,673	1,797,750	2,618,228
Withdrawals and contract benefits	(8,225,991)	(6,678,119)	(22,835,349)	(13,458,463)
Net increase (decrease) in net assets resulting from contractowner transactions	3,110,550	12,364,874	45,742,963	43,618,576
Net increase (decrease) in net assets	7,978,044	21,434,711	41,207,786	61,162,265

NET ASSETS
Beginning of period	43,567,496	22,132,785	121,187,437	60,025,172
End of period	$51,545,540	$43,567,496	$162,395,223	$121,187,437

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,191,699	806,895	3,634,496	2,167,310
Units purchased	313,996	576,293	1,996,429	1,817,111
Units sold/transferred	(230,353)	(191,489)	(638,064)	(349,925)
End of period	1,275,342	1,191,699	4,992,861	3,634,496

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-25

Statements of changes in net assets

TIAA Separate Account VA-3  ■  For the year ended

	American Funds Washington Mutual Investors (Class R-5) Sub-Account		DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$1,477,939	$917,333	$156,103	$69,909
Net realized gain (loss)	4,989,095	2,167,693	(23,273)	72,501
Net change in unrealized appreciation (depreciation) on investments	657,554	6,580,059	(726,356)	(250,530)
Net increase (decrease) in net assets from operations	7,124,588	9,665,085	(593,526)	(108,120)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	32,620,989	14,103,203	9,110,931	1,456,312
Net contractowner transfers between Sub-Accounts	6,267,130	749,875	3,827,357	305,337
Withdrawals and contract benefits	(10,171,468)	(8,590,926)	(875,931)	(1,121,293)
Net increase (decrease) in net assets resulting from contractowner transactions	28,716,651	6,262,152	12,062,357	640,356
Net increase (decrease) in net assets	35,841,239	15,927,237	11,468,831	532,236

NET ASSETS
Beginning of period	43,764,413	27,837,176	3,870,249	3,338,013
End of period	$79,605,652	$43,764,413	$15,339,080	$3,870,249

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,188,207	998,393	172,075	143,213
Units purchased	842,267	433,811	402,249	65,276
Units sold/transferred	(89,889)	(243,997)	119,413	(36,414)
End of period	1,940,585	1,188,207	693,737	172,075

	Dodge & Cox International Stock Fund Sub-Account		T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$505,048	$126,592	$(19,943)	$(20,518)
Net realized gain (loss)	329,168	149,965	10,243,638	2,566,949
Net change in unrealized appreciation (depreciation) on investments	(1,485,900)	1,194,284	(6,234,404)	9,481,959
Net increase (decrease) in net assets from operations	(651,684)	1,470,841	3,989,291	12,028,390

FROM CONTRACTOWNER TRANSACTIONS
Premiums	12,850,651	2,780,341	27,612,545	14,737,582
Net contractowner transfers between Sub-Accounts	4,745,442	726,457	(1,427,269)	123,068
Withdrawals and contract benefits	(1,311,264)	(641,118)	(18,119,712)	(8,742,319)
Net increase (decrease) in net assets resulting from contractowner transactions	16,284,829	2,865,680	8,065,564	6,118,331
Net increase (decrease) in net assets	15,633,145	4,336,521	12,054,855	18,146,721

NET ASSETS
Beginning of period	8,563,041	4,226,520	44,368,745	26,222,024
End of period	$24,196,186	$8,563,041	$56,423,600	$44,368,745

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	290,934	180,861	951,923	811,157
Units purchased	424,955	106,772	573,588	384,392
Units sold/transferred	106,508	3,301	(411,622)	(243,626)
End of period	822,397	290,934	1,113,889	951,923

B-26	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account		Vanguard Explorer Fund (Investor Shares) Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$122,822	$82,291	$2,602	$(6,550)
Net realized gain (loss)	(9,358)	(2,133)	2,008,771	1,212,710
Net change in unrealized appreciation (depreciation) on investments	(212,018)	(204,327)	(1,525,934)	980,755
Net increase (decrease) in net assets from operations	(98,554)	(124,169)	485,439	2,186,915

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,102,078	2,052,836	4,180,819	3,116,004
Net contractowner transfers between Sub-Accounts	231,538	356,541	1,145,986	791,896
Withdrawals and contract benefits	(1,108,830)	(719,726)	(1,782,452)	(1,931,578)
Net increase (decrease) in net assets resulting from contractowner transactions	1,224,786	1,689,651	3,544,353	1,976,322
Net increase (decrease) in net assets	1,126,232	1,565,482	4,029,792	4,163,237

NET ASSETS
Beginning of period	3,826,336	2,260,854	8,634,171	4,470,934
End of period	$4,952,568	$3,826,336	$12,663,963	$8,634,171

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	176,248	98,612	238,930	178,121
Units purchased	94,646	95,525	115,333	96,650
Units sold/transferred	(43,799)	(17,889)	(16,624)	(35,841)
End of period	227,095	176,248	337,639	238,930

	Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account		Vanguard Selected Value Fund (Investor Shares) Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$16,473	$8,785	$1,454,213	$604,980
Net realized gain (loss)	(1,558)	(654)	5,914,310	2,496,331
Net change in unrealized appreciation (depreciation) on investments	25,661	(30,345)	(2,487,837)	7,513,960
Net increase (decrease) in net assets from operations	40,576	(22,214)	4,880,686	10,615,271

FROM CONTRACTOWNER TRANSACTIONS
Premiums	1,750,016	312,981	66,238,747	46,158,100
Net contractowner transfers between Sub-Accounts	114,791	(257,448)	5,619,742	1,873,660
Withdrawals and contract benefits	(171,525)	(260,874)	(19,382,291)	(5,247,664)
Net increase (decrease) in net assets resulting from contractowner transactions	1,693,282	(205,341)	52,476,198	42,784,096
Net increase (decrease) in net assets	1,733,858	(227,555)	57,356,884	53,399,367

NET ASSETS
Beginning of period	706,936	934,491	58,814,698	5,415,331
End of period	$2,440,794	$706,936	$116,171,582	$58,814,698

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	26,378	33,559	1,565,778	204,406
Units purchased	63,360	11,439	1,706,744	1,382,807
Units sold/transferred	(2,464)	(18,620)	(361,188)	(21,435)
End of period	87,274	26,378	2,911,334	1,565,778

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-27

Statements of changes in net assets

concluded

TIAA Separate Account VA-3  ■  For the year ended

	Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account		Vanguard Wellington Fund (Investor Shares) Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$470,444	$158,750	$948,330	$535,393
Net realized gain (loss)	510,370	310,319	2,472,338	1,519,347
Net change in unrealized appreciation (depreciation) on investments	923,147	1,729,937	50,129	1,501,629
Net increase (decrease) in net assets from operations	1,903,961	2,199,006	3,470,797	3,556,369

FROM CONTRACTOWNER TRANSACTIONS
Premiums	15,559,436	3,790,436	20,127,215	12,968,881
Net contractowner transfers between Sub-Accounts	7,032,100	1,034,151	5,579,852	2,880,009
Withdrawals and contract benefits	(2,666,024)	(1,679,069)	(4,065,198)	(3,854,381)
Net increase (decrease) in net assets resulting from contractowner transactions	19,925,512	3,145,518	21,641,869	11,994,509
Net increase (decrease) in net assets	21,829,473	5,344,524	25,112,666	15,550,878

NET ASSETS
Beginning of period	10,194,440	4,849,916	29,169,586	13,618,708
End of period	$32,023,913	$10,194,440	$54,282,252	$29,169,586

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	287,168	185,811	897,456	500,186
Units purchased	416,808	120,026	580,035	429,291
Units sold/transferred	113,366	(18,669)	44,559	(32,021)
End of period	817,342	287,168	1,522,050	897,456

	Western Asset Core Plus Bond Fund (Class I) Sub-Account
	December 31, 2014	December 31, 2013

FROM OPERATIONS
Net investment income (loss)	$1,743,483	$1,422,021
Net realized gain (loss)	473,944	695,733
Net change in unrealized appreciation (depreciation) on investments	1,485,546	(2,814,176)
Net increase (decrease) in net assets from operations	3,702,973	(696,422)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	16,135,492	19,608,456
Net contractowner transfers between Sub-Accounts	(1,300,281)	(2,985,959)
Withdrawals and contract benefits	(8,972,254)	(15,848,372)
Net increase (decrease) in net assets resulting from contractowner transactions	5,862,957	774,125
Net increase (decrease) in net assets	9,565,930	77,703

NET ASSETS
Beginning of period	46,539,335	46,461,632
End of period	$56,105,265	$46,539,335

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,258,992	1,239,345
Units purchased	417,369	532,694
Units sold/transferred	(265,080)	(513,047)
End of period	1,411,281	1,258,992

B-28	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

Notes to financial statements

TIAA Separate Account VA-3

Note 1—organization and significant accounting policies

TIAA Separate Account VA-3 (the “Separate Account”) was established on May 17, 2006 as a separate investment account of Teachers Insurance and Annuity Association of America (“TIAA”) under New York law, by resolution of TIAA’s Board of Trustees. The Separate Account is registered with the Securities and Exchange Commission (“Commission”) as an investment company under the Investment Company Act of 1940, as amended, and operates as a unit investment trust. The Separate Account is designed to fund individual and group variable annuity contracts in retirement plans. The Separate Account consists of 47 investment accounts (“Sub-Accounts”). The Separate Account may invest in Institutional Class shares of certain TIAA-CREF Funds and selected non-TIAA-CREF Funds.

Effective October 24, 2014, all shares of the underlying mutual fund for the Vanguard Emerging Markets Stock Index Signal Sub-account were converted from the Signal share class to the Admiral share class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts.

The TIAA-CREF Lifecycle Retirement Income Sub-Account Annuity Fund commenced operations on May 8, 2009. Participants in any Sub-Account can annuitize by transferring their assets to the TIAA-CREF Lifecycle Retirement Income Sub-Account (current investors can directly annuitize from this investment account) or into the TIAA Traditional Annuity, TIAA Real Estate Account, or one of the College Retirement Equities Fund accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA Separate Account VA-3 is a separate account of TIAA, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New accounting pronouncement: In June 2013, the FASB issued Accounting Standard Update No. 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (the “Update”). The Update modifies the criteria used in determining an investment company under U.S. GAAP and establishes certain measurement and disclosure requirements. The Update establishes that an entity regulated under the 1940 Act is automatically an investment company under U.S. GAAP. The Update is effective for interim and annual reporting periods beginning after December 15, 2013. The Separate Account adopted the Update for this annual report. The adoption of the Update did not have a material impact on the Separate Account’s financial statements and notes disclosures.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-29

Notes to financial statements

TIAA Separate Account VA-3

A description of the valuation techniques applied to the Sub-Accounts investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between levels by the Sub-Accounts.

As of December 31, 2014, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the Separate Account’s Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain mortality risks borne by TIAA. The Separate Account has four pricing levels. The level assigned to a client is based on an economic analysis of the client. The table below shows current and total maximum charges for administrative expense charges and a daily charge for bearing certain mortality and expense risks in connection with the contracts.

SEPARATE ACCOUNT ANNUAL EXPENSES

Accumulation Expenses

(as a percentage of average account value)

	Administrative		Mortality and expense risk		Total separate account charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.05%	1.50%	0.05%	0.50%	0.10%	2.00%
Level 2	0.25%	1.50%	0.05%	0.50%	0.30%	2.00%
Level 3	0.40%	1.50%	0.05%	0.50%	0.45%	2.00%
Level 4	0.70%	1.50%	0.05%	0.50%	0.75%	2.00%

Payout Annuity Expenses

(as a percentage of average account value)

	Administrative		Mortality and expense risk		Total separate account charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 2	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 3	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 4	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the TIAA-CREF Funds, these include management fees paid to Teachers Advisors, Inc (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser.

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, for distribution services. Services perform all sales and marketing functions relative to the contracts.

B-30	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2014 were as follows:

Sub-Account	Purchases	Sales
TIAA-CREF Bond Fund	$3,575,701	$4,393,599
TIAA-CREF Bond Index Fund	27,260,107	2,664,312
TIAA-CREF Bond Plus Fund	18,552,299	4,656,136
TIAA-CREF Emerging Markets Equity Fund	1,258,140	306,084
TIAA-CREF Emerging Markets Equity Index Fund	2,148,876	430,915
TIAA-CREF Equity Index Fund	19,917,101	9,840,267
TIAA-CREF Growth & Income Fund	56,588,310	19,713,864
TIAA-CREF High-Yield Fund	8,089,586	2,409,031
TIAA-CREF Inflation-Linked Bond Fund	2,100,085	1,557,938
TIAA-CREF International Equity Fund	46,430,314	12,873,012
TIAA-CREF International Equity Index Fund	45,443,149	10,705,588
TIAA-CREF Large-Cap Growth Fund	17,954,350	7,109,269
TIAA-CREF Large-Cap Growth Index Fund	25,678,163	15,130,720
TIAA-CREF Large-Cap Value Fund	73,819,549	24,410,012
TIAA-CREF Large-Cap Value Index Fund	61,807,379	6,896,802
TIAA-CREF Lifecycle Retirement Income Fund	9,827,284	7,219,598
TIAA-CREF Lifecycle 2010 Fund	18,742,618	10,859,344
TIAA-CREF Lifecycle 2015 Fund	37,732,928	16,092,895
TIAA-CREF Lifecycle 2020 Fund	65,088,869	9,177,461
TIAA-CREF Lifecycle 2025 Fund	68,409,962	9,029,362
TIAA-CREF Lifecycle 2030 Fund	58,997,136	8,377,090
TIAA-CREF Lifecycle 2035 Fund	61,830,011	5,966,302
TIAA-CREF Lifecycle 2040 Fund	69,184,660	6,566,382
TIAA-CREF Lifecycle 2045 Fund	40,189,876	3,057,388
TIAA-CREF Lifecycle 2050 Fund	34,351,211	2,009,472
TIAA-CREF Lifecycle 2055 Fund	1,473,087	138,419
TIAA-CREF Mid-Cap Growth Fund	48,407,673	34,070,398
TIAA-CREF Mid-Cap Value Fund	88,586,610	26,493,173
TIAA-CREF Money Market Fund	5,494,090	6,516,078
TIAA-CREF Real Estate Securities Fund	39,914,152	5,167,181
TIAA-CREF S&P 500 Index Fund	60,440,708	21,165,277
TIAA-CREF Short-Term Bond Fund	7,761,503	3,153,387
TIAA-CREF Small-Cap Blend Index Fund	44,266,113	16,986,505
TIAA-CREF Small-Cap Equity Fund	62,980,522	12,543,473
TIAA-CREF Social Choice Equity Fund	8,798,865	4,685,703
American Funds EuroPacific Growth Fund (Class R-5)	53,021,701	4,725,703
American Funds Washington Mutual Investors (Class R-5)	38,044,511	4,094,905
DFA Emerging Markets Portfolio (Institutional Class)	12,952,435	733,975
Dodge & Cox International Stock Fund	18,052,251	1,262,374
T. Rowe Price® Institutional Large-Cap Growth Fund	28,808,213	16,807,621
Vanguard Emerging Markets Stock Index Fund (Admiral Shares)*	3,476,006	2,128,398
Vanguard Explorer Fund (Investor Shares)	6,870,403	1,700,807
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	1,874,711	160,757
Vanguard Selected Value Fund (Investor Shares)	63,784,299	5,393,204
Vanguard Small-Cap Value Index Fund (Investor Shares)	22,076,786	1,680,830
Vanguard Wellington Fund (Investor Shares)	28,347,937	3,792,124
Western Asset Core Plus Bond Fund (Class I)	15,808,808	8,202,368

*	All outstanding Signal Shares of the Fund were automatically converted to Admiral Shares in October 2014.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-31

Notes to financial statements

TIAA Separate Account VA-3

Note 5—condensed financial information

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Bond Fund Sub-Account
2014		629	$33.54 to $34.96	$35.23 to $36.97	$22,190	2.32%	0.15% to 0.75%	5.06% to 5.75%
2013		667	$34.16 to $35.38	$33.54 to $34.96	$22,410	2.43%	0.07% to 0.75%	(1.83)% to (1.19)%
2012		512	$32.06 to $32.99	$34.16 to $35.38	$17,508	4.29%	0.08% to 0.75%	6.55% to 7.25%
2011		468	$30.26 to $30.94	$32.06 to $32.99	$15,018	4.46%	0.10% to 0.75%	5.94% to 6.63%
2010		335	$28.51 to $28.97	$30.26 to $30.94	$10,137	4.31%	0.15% to 0.77%	6.16% to 6.82%

TIAA-CREF Bond Index Fund Sub-Account
2014		1,490	$26.37 to $26.83	$27.71 to $28.37	$42,255	2.18%	0.10% to 0.75%	5.09% to 5.77%
2013		628	$27.20 to $27.49	$26.37 to $26.83	$16,827	1.88%	0.10% to 0.76%	(3.07)% to (2.43)%
2012		289	$26.32 to $26.44	$27.20 to $27.49	$7,946	2.01%	0.10% to 0.75%	3.33% to 4.01%
2011	(k)	143	$25.00	$26.32 to $26.44	$3,785	2.34%	0.10% to 0.75%	5.29% to 5.74%

TIAA-CREF Bond Plus Fund Sub-Account
2014		1,659	$33.47 to $34.90	$35.15 to $36.89	$58,622	2.70%	0.10% to 0.75%	5.02% to 5.70%
2013		1,310	$33.96 to $35.17	$33.47 to $34.90	$44,058	2.69%	0.10% to 0.75%	(1.42)% to (0.78)%
2012		1,083	$31.54 to $32.46	$33.96 to $35.17	$36,933	4.31%	0.10% to 0.75%	7.65% to 8.36%
2011		704	$29.74 to $30.41	$31.54 to $32.46	$22,273	3.74%	0.10% to 0.75%	6.06% to 6.75%
2010		397	$27.62 to $28.07	$29.74 to $30.41	$11,814	4.14%	0.14% to 0.77%	7.66% to 8.33%

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2014		73	$22.27 to $22.66	$20.39 to $20.88	$1,522	1.63%	0.10% to 0.75%	(8.44)% to (7.84)%
2013		32	$22.52 to $22.76	$22.27 to $22.66	$714	0.84%	0.10% to 0.75%	(1.11)% to (0.47)%
2012		23	$18.83 to $18.91	$22.52 to $22.76	$524	1.50%	0.10% to 0.76%	19.58% to 20.36%
2011	(k)	1	$25.00	$18.83 to $18.91	$18	0.57%	0.10% to 0.75%	(24.68)% to (24.35)%

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2014		103	$21.66 to $22.04	$20.80 to $21.31	$2,193	2.86%	0.10% to 0.76%	(3.93)% to (3.31)%
2013		29	$22.54 to $22.79	$21.66 to $22.04	$647	2.32%	0.10% to 0.75%	(3.93)% to (3.30)%
2012		16	$19.15 to $19.23	$22.54 to $22.79	$368	1.69%	0.10% to 0.76%	17.72% to 18.49%
2011	(k)	9	$25.00	$19.15 to $19.23	$178	3.59%	0.10% to 0.75%	(23.40)% to (23.07)%

TIAA-CREF Equity Index Fund Sub-Account
2014		1,884	$36.14 to $37.68	$40.36 to $42.35	$78,535	2.05%	0.10% to 0.75%	11.68% to 12.41%
2013		1,666	$27.28 to $28.26	$36.14 to $37.68	$61,952	2.06%	0.10% to 0.75%	32.48% to 33.34%
2012		1,256	$23.63 to $24.31	$27.28 to $28.26	$35,155	1.95%	0.10% to 0.75%	15.46% to 16.21%
2011		1,022	$23.57 to $24.10	$23.63 to $24.31	$24,673	1.45%	0.11% to 0.76%	0.23% to 0.88%
2010		920	$20.32 to $20.65	$23.57 to $24.10	$22,077	1.91%	0.15% to 0.77%	15.98% to 16.70%

TIAA-CREF Growth & Income Fund Sub-Account
2014		4,635	$41.98 to $43.77	$46.36 to $48.65	$221,380	1.12%	0.10% to 0.75%	10.43% to 11.15%
2013		4,250	$31.48 to $32.61	$41.98 to $43.77	$183,217	1.21%	0.10% to 0.75%	33.35% to 34.22%
2012		3,894	$27.25 to $28.04	$31.48 to $32.61	$125,436	2.02%	0.10% to 0.75%	15.54% to 16.29%
2011		2,730	$26.66 to $27.26	$27.25 to $28.04	$75,843	1.23%	0.11% to 0.75%	2.21% to 2.87%
2010		2,266	$23.73 to $24.12	$26.66 to $27.26	$61,343	1.27%	0.15% to 0.77%	12.33% to 13.03%

TIAA-CREF High-Yield Fund Sub-Account
2014		345	$30.00 to $42.85	$30.52 to $43.87	$14,803	5.35%	0.10% to 0.75%	1.73% to 2.39%
2013		233	$28.47 to $40.40	$30.00 to $42.85	$9,735	5.60%	0.10% to 0.75%	5.37% to 6.06%
2012		189	$25.08 to $35.35	$28.47 to $40.40	$7,530	6.13%	0.10% to 0.76%	13.53% to 14.28%
2011		104	$32.99 to $33.34	$25.08 to $35.35	$3,647	6.98%	0.11% to 0.75%	0.32% to 6.06%
2010		55	$28.91 to $29.12	$32.99 to $33.34	$1,831	7.47%	0.15% to 0.47%	14.12% to 14.48%

B-32	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2014	192	$33.20 to $34.61	$34.08 to $35.76	$6,548	1.94%	0.10% to 0.75%	2.65% to 3.32%
2013	179	$36.66 to $37.97	$33.20 to $34.61	$5,945	1.26%	0.07% to 0.75%	(9.43)% to (8.84)%
2012	204	$34.68 to $35.68	$36.66 to $37.97	$7,492	2.38%	0.07% to 0.75%	5.71% to 6.40%
2011	151	$30.82 to $31.52	$34.68 to $35.68	$5,230	3.85%	0.10% to 0.75%	12.49% to 13.22%
2010	82	$29.27 to $29.75	$30.82 to $31.52	$2,516	2.18%	0.12% to 0.77%	5.30% to 5.95%

TIAA-CREF International Equity Fund Sub-Account
2014	9,822	$27.40 to $28.57	$25.02 to $26.26	$249,399	1.39%	0.10% to 0.75%	(8.67)% to (8.08)%
2013	8,675	$22.26 to $23.06	$27.40 to $28.57	$241,132	1.93%	0.10% to 0.75%	23.11% to 23.91%
2012	6,979	$17.08 to $17.58	$22.26 to $23.06	$157,583	2.23%	0.10% to 0.75%	30.31% to 31.16%
2011	5,603	$22.51 to $23.01	$17.08 to $17.58	$97,080	1.71%	0.11% to 0.76%	(24.11)% to (23.62)%
2010	4,310	$18.90 to $19.21	$22.51 to $23.01	$98,279	1.18%	0.15% to 0.77%	19.06% to 19.80%

TIAA-CREF International Equity Index Fund Sub-Account
2014	9,385	$27.36 to $28.43	$25.73 to $26.66	$247,073	3.73%	0.10% to 0.75%	(6.21)% to (5.60)%
2013	8,484	$22.53 to $23.48	$27.36 to $28.43	$236,670	3.31%	0.10% to 0.75%	21.04% to 21.83%
2012	6,816	$19.00 to $19.87	$22.53 to $23.48	$156,094	3.88%	0.10% to 0.75%	18.20% to 18.98%
2011	4,444	$21.72 to $21.94	$19.00 to $19.87	$85,547	3.09%	0.11% to 0.77%	(20.53)% to (12.18)%
2010	3,305	$20.27 to $20.42	$21.72 to $21.94	$72,454	2.73%	0.15% to 0.47%	7.12% to 7.46%

TIAA-CREF Large-Cap Growth Fund Sub-Account
2014	1,047	$42.51 to $44.32	$46.92 to $49.24	$49,261	0.33%	0.10% to 0.75%	10.39% to 11.11%
2013	919	$30.64 to $31.73	$42.51 to $44.32	$39,169	0.45%	0.10% to 0.75%	38.75% to 39.66%
2012	747	$26.39 to $27.16	$30.64 to $31.73	$22,944	0.48%	0.10% to 0.75%	16.08% to 16.84%
2011	585	$26.16 to $26.75	$26.39 to $27.16	$15,473	0.37%	0.11% to 0.75%	0.88% to 1.53%
2010	365	$23.30 to $23.67	$26.16 to $26.75	$9,571	0.45%	0.15% to 0.77%	12.30% to 13.00%

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2014	1,937	$35.33 to $41.73	$39.62 to $47.11	$91,144	1.52%	0.10% to 0.75%	12.14% to 12.87%
2013	1,764	$26.70 to $31.33	$35.33 to $41.73	$73,580	1.81%	0.10% to 0.75%	32.34% to 33.20%
2012	1,143	$23.35 to $27.22	$26.70 to $31.33	$35,795	2.03%	0.10% to 0.76%	14.35% to 15.10%
2011	906	$26.29 to $26.56	$23.35 to $27.22	$24,646	1.49%	0.11% to 0.75%	(6.62)% to 2.48%
2010	846	$22.67 to $22.83	$26.29 to $26.56	$22,464	1.54%	0.15% to 0.47%	15.98% to 16.34%

TIAA-CREF Large-Cap Value Fund Sub-Account
2014	10,998	$32.93 to $34.33	$35.67 to $37.44	$400,293	1.84%	0.10% to 0.75%	8.34% to 9.05%
2013	10,193	$24.68 to $25.56	$32.93 to $34.33	$342,078	1.68%	0.10% to 0.75%	33.43% to 34.30%
2012	6,556	$20.77 to $21.38	$24.68 to $25.56	$164,209	2.24%	0.10% to 0.75%	18.79% to 19.56%
2011	4,750	$22.19 to $22.69	$20.77 to $21.38	$100,075	1.64%	0.11% to 0.75%	(6.38)% to (5.77)%
2010	3,490	$18.92 to $19.23	$22.19 to $22.69	$78,457	1.78%	0.15% to 0.77%	17.27% to 18.00%

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2014	3,978	$32.46 to $35.03	$36.64 to $39.41	$149,263	2.33%	0.10% to 0.75%	12.52% to 13.26%
2013	2,610	$24.64 to $26.67	$32.46 to $35.03	$86,474	2.40%	0.10% to 0.75%	31.36% to 32.21%
2012	1,823	$21.09 to $22.89	$24.64 to $26.67	$45,700	3.64%	0.10% to 0.75%	16.48% to 17.24%
2011	1,238	$21.12 to $21.34	$21.09 to $22.89	$26,457	3.75%	0.11% to 0.75%	(8.42)% to 0.20%
2010	974	$18.39 to $18.52	$21.12 to $21.34	$20,778	2.36%	0.15% to 0.47%	14.85% to 15.22%

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2014	686	$32.62 to $33.78	$33.84 to $35.27	$27,366	2.93%	0.10% to 0.75%	3.74% to 4.42%
2013	653	$29.92 to $30.78	$32.62 to $33.78	$24,709	2.76%	0.10% to 0.75%	9.03% to 9.74%
2012	528	$27.03 to $27.63	$29.92 to $30.78	$18,444	2.91%	0.10% to 0.75%	10.67% to 11.40%
2011	400	$26.50 to $26.91	$27.03 to $27.63	$13,895	3.45%	0.11% to 0.75%	2.01% to 2.67%
2010	213	$24.13 to $24.35	$26.50 to $26.91	$8,977	3.17%	0.14% to 0.77%	9.84% to 10.52%

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-33

Notes to financial statements

TIAA Separate Account VA-3

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2014	2,161	$33.80 to $35.24	$35.08 to $36.82	$77,748	3.01%	0.10% to 0.75%	3.81% to 4.49%
2013	2,040	$30.40 to $31.49	$33.80 to $35.24	$70,523	3.74%	0.10% to 0.75%	11.16% to 11.88%
2012	1,779	$27.19 to $27.98	$30.40 to $31.49	$55,205	3.15%	0.10% to 0.75%	11.83% to 12.56%
2011	1,403	$26.94 to $27.54	$27.19 to $27.98	$38,868	3.49%	0.11% to 0.75%	0.92% to 1.58%
2010	1,179	$24.27 to $24.67	$26.94 to $27.54	$32,250	3.73%	0.15% to 0.77%	10.98% to 11.67%

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2014	3,914	$33.61 to $35.04	$34.95 to $36.68	$140,111	3.10%	0.10% to 0.75%	3.99% to 4.67%
2013	3,582	$29.71 to $30.78	$33.61 to $35.04	$122,948	3.59%	0.10% to 0.75%	13.11% to 13.85%
2012	2,819	$26.38 to $27.15	$29.71 to $30.78	$85,321	3.59%	0.10% to 0.75%	12.62% to 13.36%
2011	2,190	$26.39 to $26.98	$26.38 to $27.15	$58,732	3.58%	0.11% to 0.75%	(0.01)% to 0.64%
2010	1,480	$23.60 to $23.98	$26.39 to $26.98	$39,581	3.64%	0.15% to 0.77%	11.83% to 12.52%

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2014	6,400	$33.39 to $34.81	$34.75 to $36.47	$227,484	3.31%	0.10% to 0.75%	4.08% to 4.76%
2013	5,233	$28.88 to $29.91	$33.39 to $34.81	$178,287	3.90%	0.10% to 0.75%	15.63% to 16.39%
2012	3,733	$25.38 to $26.12	$28.88 to $29.91	$109,810	3.69%	0.10% to 0.75%	13.76% to 14.51%
2011	2,503	$25.65 to $26.22	$25.38 to $26.12	$64,596	3.65%	0.11% to 0.75%	(1.04)% to (0.39)%
2010	1,523	$22.78 to $23.15	$25.65 to $26.22	$39,664	3.63%	0.15% to 0.22%	12.58% to 13.28%

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2014	6,371	$33.27 to $34.69	$34.63 to $36.34	$225,606	3.44%	0.10% to 0.75%	4.08% to 4.76%
2013	5,101	$28.09 to $29.10	$33.27 to $34.69	$173,151	4.07%	0.10% to 0.75%	18.44% to 19.21%
2012	3,847	$24.48 to $25.20	$28.09 to $29.10	$110,064	3.57%	0.10% to 0.75%	14.73% to 15.48%
2011	2,546	$24.99 to $25.55	$24.48 to $25.20	$63,345	3.50%	0.11% to 0.75%	(2.04)% to (1.40)%
2010	1,600	$22.10 to $22.45	$24.99 to $25.55	$40,571	3.49%	0.15% to 0.77%	13.12% to 13.81%

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2014	5,903	$33.03 to $34.44	$34.33 to $36.03	$207,423	3.42%	0.10% to 0.75%	3.93% to 4.61%
2013	4,849	$27.26 to $28.24	$33.03 to $34.44	$163,576	4.25%	0.10% to 0.75%	21.16% to 21.95%
2012	3,757	$23.57 to $24.26	$27.26 to $28.24	$104,392	3.25%	0.10% to 0.75%	15.65% to 16.41%
2011	2,598	$24.32 to $24.86	$23.57 to $24.26	$62,291	3.27%	0.11% to 0.75%	(3.06)% to (2.42)%
2010	1,633	$21.36 to $21.70	$24.32 to $24.86	$40,297	3.56%	0.15% to 0.77%	13.86% to 14.56%

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2014	6,005	$33.38 to $34.80	$34.68 to $36.39	$213,531	3.45%	0.10% to 0.75%	3.89% to 4.57%
2013	4,842	$26.96 to $27.92	$33.38 to $34.80	$165,329	4.45%	0.10% to 0.75%	23.83% to 24.63%
2012	3,629	$23.15 to $23.82	$26.96 to $27.92	$99,885	3.01%	0.10% to 0.75%	16.44% to 17.20%
2011	2,450	$24.14 to $24.68	$23.15 to $23.82	$57,774	3.16%	0.11% to 0.75%	(4.09)% to (3.47)%
2010	1,508	$21.10 to $21.45	$24.14 to $24.68	$37,015	3.41%	0.15% to 0.77%	14.38% to 15.08%

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2014	7,135	$33.97 to $35.42	$35.28 to $37.02	$259,135	3.47%	0.10% to 0.75%	3.85% to 4.53%
2013	5,921	$27.09 to $28.06	$33.97 to $35.42	$206,402	4.55%	0.10% to 0.75%	25.39% to 26.21%
2012	4,564	$23.23 to $23.90	$27.09 to $28.06	$126,588	2.90%	0.10% to 0.75%	16.64% to 17.40%
2011	3,193	$24.27 to $24.82	$23.23 to $23.90	$75,736	3.07%	0.11% to 0.75%	(4.30)% to (3.68)%
2010	2,106	$21.19 to $21.53	$24.27 to $24.82	$52,042	3.36%	0.15% to 0.77%	14.57% to 15.28%

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2014	3,673	$32.84 to $34.01	$34.10 to $35.54	$126,987	3.31%	0.10% to 0.75%	3.82% to 4.50%
2013	2,745	$26.21 to $26.96	$32.84 to $34.01	$91,183	4.47%	0.10% to 0.75%	25.31% to 26.13%
2012	1,801	$22.46 to $22.96	$26.21 to $26.96	$47,646	2.69%	0.10% to 0.75%	16.68% to 17.44%
2011	971	$23.48 to $23.85	$22.46 to $22.96	$21,953	3.29%	0.10% to 0.75%	(4.36)% to (3.74)%
2010	367	$20.51 to $20.70	$23.48 to $23.85	$8,655	3.42%	0.14% to 0.77%	14.51% to 15.22%

B-34	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2014		2,841	$32.49 to $33.64	$33.73 to $35.15	$96,950	3.38%	0.10% to 0.75%	3.80% to 4.48%
2013		2,001	$25.93 to $26.68	$32.49 to $33.64	$65,648	4.61%	0.10% to 0.75%	25.31% to 26.12%
2012		1,220	$22.23 to $22.72	$25.93 to $26.68	$31,901	2.71%	0.10% to 0.75%	16.65% to 17.42%
2011		626	$23.22 to $23.58	$22.23 to $22.72	$14,014	3.21%	0.10% to 0.75%	(4.29)% to (3.66)%
2010		245	$20.30 to $20.48	$23.22 to $23.58	$5,710	3.29%	0.14% to 0.77%	14.43% to 15.14%

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2014		46	$32.57 to $32.92	$33.81 to $34.40	$1,572	5.35%	0.10% to 0.75%	3.80% to 4.48%
2013		8	$25.99 to $26.05	$32.57 to $32.92	$261	8.84%	0.07% to 0.76%	25.29% to 26.11%
2012	(m)	0.5	$24.64	$25.99 to $26.05	$12	14.38%	0.47% to 0.78%	2.94% to 5.49%

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2014		3,290	$42.27 to $44.07	$45.19 to $47.43	$152,849	0.46%	0.10% to 0.75%	6.93% to 7.63%
2013		3,457	$31.13 to $32.25	$42.27 to $44.07	$149,842	0.29%	0.10% to 0.75%	35.76% to 36.65%
2012		2,959	$26.59 to $27.37	$31.13 to $32.25	$94,181	0.81%	0.10% to 0.75%	17.08% to 17.84%
2011		2,707	$28.27 to $28.91	$26.59 to $27.37	$73,360	0.00%	0.11% to 0.76%	(5.94)% to (5.33)%
2010		2,332	$22.17 to $22.53	$28.27 to $28.91	$66,990	0.00%	0.15% to 0.77%	27.52% to 28.31%

TIAA-CREF Mid-Cap Value Fund Sub-Account
2014		11,460	$36.71 to $38.28	$41.12 to $43.15	$485,953	1.47%	0.10% to 0.75%	12.00% to 12.73%
2013		10,547	$27.90 to $28.90	$36.71 to $38.28	$397,882	1.42%	0.10% to 0.75%	31.56% to 32.42%
2012		9,067	$24.11 to $24.81	$27.90 to $28.90	$259,133	1.90%	0.10% to 0.75%	15.73% to 16.49%
2011		7,560	$24.83 to $25.39	$24.11 to $24.81	$185,877	1.47%	0.11% to 0.75%	(2.90)% to (2.27)%
2010		5,860	$20.65 to $20.98	$24.83 to $25.39	$147,859	1.94%	0.15% to 0.77%	20.27% to 21.01%

TIAA-CREF Money Market Fund Sub-Account
2014		225	$25.74 to $26.84	$25.55 to $26.81	$5,891	0.00%	0.10% to 0.75%	(0.75)% to (0.10)%
2013		263	$25.93 to $26.86	$25.74 to $26.84	$6,913	0.02%	0.10% to 0.75%	(0.73)% to (0.08)%
2012		151	$26.12 to $26.88	$25.93 to $26.86	$3,927	0.04%	0.09% to 0.75%	(0.71)% to (0.06)%
2011		132	$26.30 to $26.89	$26.12 to $26.88	$3,442	0.04%	0.10% to 0.75%	(0.70)% to (0.06)%
2010		88	$26.48 to $26.90	$26.30 to $26.89	$2,304	0.11%	0.12% to 0.77%	(0.66)% to (0.05)%

TIAA-CREF Real Estate Securities Fund Sub-Account
2014		3,426	$23.63 to $24.64	$30.06 to $31.54	$104,232	1.93%	0.10% to 0.75%	27.18% to 28.01%
2013		2,277	$23.41 to $24.25	$23.63 to $24.64	$54,167	1.96%	0.10% to 0.75%	0.95% to 1.61%
2012		1,803	$19.73 to $20.31	$23.41 to $24.25	$42,444	1.80%	0.10% to 0.75%	18.65% to 19.43%
2011		1,228	$18.59 to $19.00	$19.73 to $20.31	$24,302	1.48%	0.10% to 0.75%	6.17% to 6.86%
2010		800	$14.29 to $14.52	$18.59 to $19.00	$14,894	2.28%	0.14% to 0.77%	30.09% to 30.90%

TIAA-CREF S&P 500 Index Fund Sub-Account
2014		3,432	$35.23 to $36.81	$39.72 to $41.78	$143,212	2.19%	0.10% to 0.75%	12.76% to 13.49%
2013		2,491	$26.84 to $27.87	$35.23 to $36.81	$91,621	2.12%	0.10% to 0.75%	31.26% to 32.11%
2012		1,817	$23.32 to $24.06	$26.84 to $27.87	$50,596	3.06%	0.10% to 0.75%	15.07% to 15.82%
2011		1,132	$23.37 to $23.61	$23.32 to $24.06	$27,220	1.99%	0.11% to 0.75%	(6.70)% to 1.90%
2010		979	$20.43 to $20.58	$23.37 to $23.61	$23,121	2.52%	0.15% to 0.47%	14.39% to 14.75%

TIAA-CREF Short-Term Bond Fund Sub-Account
2014		541	$25.89 to $31.57	$25.96 to $31.86	$17,051	1.30%	0.10% to 0.75%	0.25% to 0.91%
2013		400	$26.00 to $31.49	$25.89 to $31.57	$12,521	1.40%	0.10% to 0.75%	(0.40)% to 0.25%
2012		358	$25.25 to $30.39	$26.00 to $31.49	$11,226	1.75%	0.10% to 0.73%	2.96% to 3.63%
2011		337	$29.34 to $29.65	$25.25 to $30.39	$10,194	2.05%	0.11% to 0.75%	1.00% to 2.51%
2010		260	$28.13 to $28.34	$29.34 to $29.65	$7,675	2.46%	0.15% to 0.47%	4.29% to 4.62%

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2014		6,014	$38.17 to $39.79	$39.83 to $41.80	$247,317	1.67%	0.10% to 0.75%	4.37% to 5.05%
2013		5,637	$27.67 to $28.66	$38.17 to $39.79	$221,083	1.83%	0.10% to 0.75%	37.94% to 38.84%
2012		3,445	$23.91 to $24.60	$27.67 to $28.66	$97,469	2.46%	0.10% to 0.75%	15.74% to 16.50%
2011		2,658	$25.12 to $25.69	$23.91 to $24.60	$64,641	1.42%	0.11% to 0.76%	(4.84)% to (4.22)%
2010		2,577	$19.97 to $20.29	$25.12 to $25.69	$65,692	1.54%	0.15% to 0.77%	25.81% to 26.59%

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-35

Notes to financial statements

TIAA Separate Account VA-3

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Small-Cap Equity Fund Sub-Account
2014		4,556	$36.51 to $38.06	$38.74 to $40.66	$181,608	0.80%	0.10% to 0.75%	6.12% to 6.81%
2013		3,859	$26.27 to $27.22	$36.51 to $38.06	$144,512	0.98%	0.10% to 0.75%	38.95% to 39.85%
2012		3,401	$23.21 to $23.88	$26.27 to $27.22	$91,349	1.30%	0.10% to 0.75%	13.21% to 13.95%
2011		2,779	$24.33 to $24.88	$23.21 to $23.88	$65,752	0.83%	0.11% to 0.75%	(4.62)% to (4.00)%
2010		1,771	$19.23 to $19.54	$24.33 to $24.88	$43,791	0.83%	0.15% to 0.77%	26.52% to 27.30%

TIAA-CREF Social Choice Equity Fund Sub-Account
2014		1,275	$36.13 to $37.67	$39.89 to $41.86	$51,546	1.49%	0.10% to 0.75%	10.42% to 11.14%
2013		1,192	$27.10 to $28.07	$36.13 to $37.67	$43,567	1.79%	0.10% to 0.75%	33.32% to 34.19%
2012		807	$23.94 to $24.64	$27.10 to $28.07	$22,133	2.18%	0.10% to 0.75%	13.19% to 13.93%
2011		707	$24.13 to $24.68	$23.94 to $24.64	$17,110	1.83%	0.11% to 0.75%	(0.80)% to (0.16)%
2010		578	$20.98 to $21.32	$24.13 to $24.68	$14,095	2.09%	0.15% to 0.77%	15.02% to 15.73%

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2014		4,993	$31.80 to $33.35	$30.82 to $32.53	$162,395	1.83%	0.10% to 0.75%	(3.08)% to (2.45)%
2013		3,634	$26.58 to $27.70	$31.80 to $33.35	$121,187	1.62%	0.10% to 0.75%	19.64% to 20.41%
2012		2,167	$22.86 to $23.19	$26.58 to $27.70	$60,025	2.30%	0.10% to 0.77%	9.28% to 19.45%
2011		1,980	$26.50 to $26.78	$22.86 to $23.19	$45,905	1.86%	0.11% to 0.45%	(13.73)% to (13.43)%
2010		1,776	$24.27 to $24.45	$26.50 to $26.78	$47,575	2.02%	0.15% to 0.47%	9.20% to 9.55%

American Funds Washington Mutual Investors (Class R-5) Sub-Account
2014		1,941	$33.77 to $36.84	$37.36 to $41.03	$79,606	2.42%	0.10% to 0.75%	10.66% to 11.38%
2013		1,188	$25.72 to $27.88	$33.77 to $36.84	$43,764	2.72%	0.10% to 0.75%	31.28% to 32.13%
2012		998	$24.40 to $24.74	$25.72 to $27.88	$27,837	2.81%	0.10% to 0.76%	2.89% to 12.69%
2011		552	$22.84 to $23.08	$24.40 to $24.74	$13,648	3.04%	0.10% to 0.45%	6.81% to 7.19%
2010		219	$20.19 to $20.34	$22.84 to $23.08	$5,049	2.99%	0.22% to 0.47%	13.12% to 13.47%

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2014		694	$22.16 to $22.55	$21.62 to $22.14	$15,339	2.41%	0.10% to 0.75%	(2.45)% to (1.81)%
2013		172	$23.05 to $23.30	$22.16 to $22.55	$3,870	2.11%	0.10% to 0.75%	(3.84)% to (3.22)%
2012		143	$19.49 to $19.57	$23.05 to $23.30	$3,338	2.02%	0.10% to 0.75%	18.26% to 19.04%
2011	(k)	50	$25.00	$19.49 to $19.57	$973	3.50%	0.10% to 0.77%	(22.05)% to (21.71)%

Dodge & Cox International Stock Fund Sub-Account
2014		822	$28.97 to $29.48	$28.78 to $29.47	$24,196	4.06%	0.10% to 0.75%	(0.67)% to (0.02)%
2013		291	$23.11 to $23.36	$28.97 to $29.48	$8,563	2.24%	0.10% to 0.75%	25.37% to 26.19%
2012		181	$19.24 to $19.32	$23.11 to $23.36	$4,227	3.69%	0.10% to 0.75%	20.12% to 20.91%
2011	(k)	8	$25.00	$19.24 to $19.32	$155	11.55%	0.10% to 0.75%	(23.05)% to (22.71)%

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2014		1,114	$38.05 to $46.71	$41.06 to $50.73	$56,424	0.07%	0.10% to 0.75%	7.91% to 8.61%
2013		952	$26.54 to $32.37	$38.05 to $46.71	$44,369	0.05%	0.10% to 0.75%	43.36% to 44.30%
2012		811	$22.75 to $27.56	$26.54 to $32.37	$26,222	0.42%	0.10% to 0.75%	16.67% to 17.44%
2011		567	$27.69 to $27.98	$22.75 to $27.56	$15,622	0.19%	0.11% to 0.75%	(9.00)% to (1.50)%
2010		489	$23.92 to $24.10	$27.69 to $27.98	$13,672	0.28%	0.15% to 0.47%	15.75% to 16.11%

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2014	(n)	227	$21.37 to $21.74	$21.33 to $21.84	$4,953	2.87%	0.10% to 0.75%	(0.17)% to 0.48%
2013		176	$22.66 to $22.91	$21.37 to $21.74	$3,826	2.89%	0.10% to 0.75%	(5.73)% to (5.11)%
2012		99	$19.22 to $19.31	$22.66 to $22.91	$2,261	4.24%	0.10% to 0.76%	17.90% to 18.67%
2011	(k)	7	$25.00	$19.22 to $19.31	$125	7.61%	0.10% to 0.75%	(23.11)% to (22.78)%

Vanguard Explorer Fund (Investor Shares) Sub-Account
2014		338	$35.57 to $36.19	$36.68 to $37.57	$12,664	0.18%	0.10% to 0.75%	3.13% to 3.81%
2013		239	$24.82 to $25.09	$35.57 to $36.19	$8,634	0.05%	0.10% to 0.75%	43.28% to 44.22%
2012		178	$21.77 to $21.86	$24.82 to $25.09	$4,471	0.52%	0.10% to 0.76%	14.03% to 14.77%
2011	(k)	59	$25.00	$21.77 to $21.86	$1,285	0.78%	0.10% to 0.76%	(12.92)% to (12.54)%

B-36	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

concluded

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2014		87	$26.42 to $26.88	$27.35 to $28.01	$2,441	1.68%	0.10% to 0.75%	3.54% to 4.22%
2013		26	$27.46 to $27.76	$26.42 to $26.88	$707	1.46%	0.10% to 0.75%	(3.81)% to (3.18)%
2012		34	$26.95 to $27.07	$27.46 to $27.76	$934	2.18%	0.10% to 0.75%	1.90% to 2.57%
2011	(k)	24	$25.00	$26.95 to $27.07	$659	5.55%	0.10% to 0.75%	7.80% to 8.27%

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2014		2,911	$36.92 to $37.57	$38.98 to $39.92	$116,172	1.87%	0.10% to 0.75%	5.56% to 6.25%
2013		1,566	$26.19 to $26.47	$36.92 to $37.57	$58,815	1.99%	0.10% to 0.76%	40.98% to 41.90%
2012		204	$22.90 to $22.99	$26.19 to $26.47	$5,415	15.58%	0.10% to 0.75%	14.38% to 15.13%
2011	(k)	8	$25.00	$22.90 to $22.99	$185	7.32%	0.10% to 0.76%	(8.42)% to (8.02)%

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2014		817	$34.96 to $35.58	$38.31 to $39.23	$32,024	3.17%	0.10% to 0.75%	9.57% to 10.28%
2013		287	$25.82 to $26.11	$34.96 to $35.58	$10,194	2.36%	0.10% to 0.75%	35.39% to 36.27%
2012		186	$21.95 to $22.04	$25.82 to $26.11	$4,850	4.25%	0.10% to 0.75%	17.68% to 18.45%
2011	(k)	35	$25.00	$21.95 to $22.04	$773	11.39%	0.10% to 0.77%	(12.22)% to (11.84)%

Vanguard Wellington Fund (Investor Shares) Sub-Account
2014		1,522	$32.00 to $32.56	$34.88 to $35.72	$54,282	2.71%	0.10% to 0.75%	9.00% to 9.71%
2013		897	$26.94 to $27.24	$32.00 to $32.56	$29,170	2.76%	0.10% to 0.75%	18.77% to 19.54%
2012		500	$24.11 to $24.22	$26.94 to $27.24	$13,619	4.22%	0.10% to 0.76%	11.73% to 12.46%
2011	(k)	51	$25.00	$24.11 to $24.22	$1,242	4.97%	0.10% to 0.75%	(3.54)% to (3.13)%

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2014		1,411	$27.30 to $37.13	$29.18 to $39.94	$56,105	3.46%	0.10% to 0.75%	6.89% to 7.59%
2013		1,259	$27.80 to $37.56	$27.30 to $37.13	$46,539	3.12%	0.10% to 0.75%	(1.80)% to (1.16)%
2012		1,239	$25.83 to $34.68	$27.80 to $37.56	$46,462	3.18%	0.10% to 0.75%	7.63% to 8.33%
2011		930	$32.19 to $32.53	$25.83 to $34.68	$32,214	3.47%	0.11% to 0.75%	3.32% to 6.61%
2010		645	$28.88 to $29.09	$32.19 to $32.53	$20,952	5.23%	0.15% to 0.47%	11.46% to 11.82%

(a)	Not annualized for periods less than one year.
(b)	Does not include expenses of underlying funds.
(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(d)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(e)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners’ total returns may not be within the ranges presented.
(k)	Sub-Account commenced operations May 1, 2011.
(m)	Sub-Account commenced operations August 10, 2012.
(n)	Effective October 24, 2014, all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.

Note 6—subsequent event

Effective May 1, 2015, the Dodge & Cox International Stock Fund investment option will no longer be offered to employer plans that do not currently have this sub-account.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-37

Report of management responsibility

April 6, 2015

To the Policyholders of Teachers Insurance and Annuity Association of America:

Financial Statements

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Senior Managing Director, Chief Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2014, 2013 and 2012. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respects on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Internal Control over Financial Reporting

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2014, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (2013 Framework). Based on that assessment, management concluded that, as of December 31, 2014, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (2013 Framework).

Management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent public accounting firm, as stated in their report dated April 6, 2015.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-38	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

Independent auditor’s report

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2014 and 2013 and the related statutory-basis statements of operations, of changes in capital and contingency reserves and of cash flows for each of the three years in the period ended December 31, 2014. We also have audited Teachers Insurance and Annuity Association of America’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services; this includes the design, implementation, and maintenance of effective internal control over financial reporting relevant to the preparation and fair presentation of the statutory-basis financial statements that are free from material misstatement, whether due to error or fraud. Management is also responsible for its assertion about the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility—Internal Control over Financial Reporting.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the statutory-basis financial statements and an opinion on the Company’s internal control over financial reporting based on our audits. We conducted our audits of the statutory-basis financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects.

An audit of financial statements involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit of financial statements also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. An audit of internal control over financial reporting involves obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control over financial reporting based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that the audit evidence we obtained is sufficient and appropriate to provide a basis for our opinions.

DEFINITIONS AND INHERENT LIMITATIONS OF INTERNAL CONTROL OVER FINANCIAL REPORTING

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the statutory-basis financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-39

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows thereof for each of the three years in the period ended December 31, 2014.

OPINIONS ON STATUTORY-BASIS OF ACCOUNTING AND INTERNAL CONTROL OVER FINANCIAL REPORTING

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and contingency reserves of Teachers Insurance and Annuity Association of America as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework (2013) issued by COSO.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 6, 2015

B-40	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

Statutory—basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2014	2013

ADMITTED ASSETS
Bonds	$180,086	$181,121
Preferred stocks	100	48
Common stocks	2,903	2,675
Mortgage loans	15,613	14,246
Real estate	1,966	1,812
Cash, cash equivalents and short-term investments	1,542	1,362
Contract loans	1,555	1,466
Derivatives	218	60
Securities lending collateral assets	614	—
Other long-term investments	26,018	20,059
Investment income due and accrued	1,756	1,763
Federal income taxes	5	6
Net deferred federal income tax asset	3,221	3,089
Other assets	506	439
Separate account assets	26,531	22,348
Total admitted assets	$262,634	$250,494

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$189,956	$185,946
Dividends due to policyholders	1,942	1,937
Interest maintenance reserve	2,106	2,283
Asset valuation reserve	5,020	4,633
Derivatives	123	311
Amounts payable for securities lending	614	—
Other liabilities	2,431	2,262
Separate account liabilities	26,522	22,343
Total liabilities	228,714	219,715

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	4,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	29,917	28,776
Total capital and contingency reserves	33,920	30,779
Total liabilities, capital and contingency reserves	$262,634	$250,494

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-41

Statutory—basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2014	2013	2012

REVENUES
Insurance and annuity premiums and other considerations	$12,910	$14,395	$12,085
Annuity dividend additions	1,783	1,585	1,312
Net investment income	11,253	11,274	11,042
Other revenue	251	242	231
Total revenues	$26,197	$27,496	$24,670

BENEFITS AND EXPENSES
Policy and contract benefits	$13,726	$12,900	$11,733
Dividends to policyholders	3,589	3,409	3,128
Increase in policy and contract reserves	3,927	5,749	4,604
Net operating expenses	1,481	1,035	922
Net transfers to separate accounts	1,676	1,879	1,518
Other benefits and expenses	474	384	318
Total benefits and expenses	$24,873	$25,356	$22,223

Income before federal income taxes and net realized capital gains (losses)	$1,324	$2,140	$2,447
Federal income tax (benefit)	(37)	(28)	(11)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(377)	(417)	(416)
Net income	$984	$1,751	$2,042

B-42	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to statutory-basis financial statements

Statutory—basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total

Balance, December 31, 2011	$3	$27,128	$27,131
Net Income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

Net Income		1,751	1,751
Net unrealized capital gains on investments		1,193	1,193
Change in asset valuation reserve		(1,209)	(1,209)
Change in surplus of separate accounts		(18)	(18)
Change in net deferred income tax		(1,083)	(1,083)
Change in post-retirement benefit liability		(11)	(11)
Change in non-admitted assets:
Deferred federal income tax asset		937	937
Other assets		(90)	(90)
Balance, December 31, 2013	$3	$30,776	$30,779

Net Income		984	984
Net unrealized capital gains on investments		337	337
Change in asset valuation reserve		(387)	(387)
Change in net deferred income tax		(447)	(447)
Change in post-retirement benefit liability		60	60
Change in non-admitted assets:
Deferred federal income tax asset		579	579
Other assets		15	15
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2014	$3	$33,917	$33,920

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-43

Statutory—basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2014	2013	2012

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,914	$14,398	$12,084
Net investment income	10,742	10,770	10,590
Miscellaneous income	249	219	199
Total Receipts	23,905	25,387	22,873
Policy and contract benefits	13,736	12,954	11,722
Operating expenses	1,561	1,276	1,127
Dividends paid to policyholders	1,801	1,741	1,693
Federal income tax expense (benefit)	(32)	(13)	(16)
Net transfers to separate accounts	1,673	1,505	597
Total Disbursements	18,739	17,463	15,123
Net cash from operations	5,166	7,924	7,750

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	24,289	26,969	26,689
Stocks	207	872	843
Mortgage loans and real estate	2,434	2,131	2,954
Other invested assets	2,473	3,293	2,184
Miscellaneous proceeds	365	12	13
Cost of investments acquired:
Bonds	23,043	32,998	31,963
Stocks	474	936	559
Mortgage loans and real estate	4,016	3,753	2,784
Other invested assets	8,665	3,482	3,472
Miscellaneous applications	703	248	270
Net cash from investments	(7,133)	(8,140)	(6,365)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	2,000	—	—
Borrowed money	—	(51)	(757)
Net deposits on deposit-type contracts funds	71	70	53
Other cash provided (applied)	76	(122)	403
Net cash from financing and other	2,147	(103)	(301)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	180	(319)	1,084
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,362	1,681	597

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,542	$1,362	$1,681

B-44	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to statutory-basis financial statements

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America  ■  December 31, 2014

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 that for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For the Years Ended December 31,
(in millions)	2014	2013	2012
Net Income, New York SAP	$984	$1,751	$2,042
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	—	2	2
Deferred and Payout Annuities issued after 2000	94	73	63
Net Income, NAIC SAP	$1,078	$1,826	$2,107

Capital and Contingency Reserves, New York SAP	$33,920	$30,779	$29,309
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	20	20	18
Deferred and Payout Annuities issued after 2000	4,084	3,990	3,917
Capital and Contingency Reserves, NAIC SAP	$38,024	$34,789	$33,244

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-45

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP purposes. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

B-46	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-47

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are stated at cost adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity as reflected on the respective entity’s financial statements. Any lag in reporting for these investments shall be consistent from period to period.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $87 million and $91 million for the years ended December 31, 2014 and 2013, respectively.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures and options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account (“TSV”) products which are accounted for at book value in accordance with NYDFS guidance.

B-48	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally a portion of deferred federal income tax (“DFIT”) assets, certain investments in other long-term investments, furniture and equipment, leasehold improvements, and prepaid expenses). The non-admitted portion of the DFIT asset was $7,448 million and $8,027 million at December 31, 2014 and 2013, respectively. Investment related non-admitted assets totaled $188 million and $187 million at December 31, 2014 and 2013, respectively. Other non-admitted assets were $780 million and $795 million at December 31, 2014 and 2013, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,522 million and $1,246 million at December 31, 2014 and 2013, respectively. Related depreciation expenses incurred by TIAA were $122 million, $77 million and $51 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $481 million and $455 million at December 31, 2014, and 2013, respectively. Related depreciation expenses incurred by TIAA were $8 million, $10 million and $18 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-49

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities”.

Security Lending Program: The Company has a security lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Amounts payable for securities lending.” Securities lending income and expense are recorded in the accompanying Statements of Operations as net investment income.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of new accounting pronouncements:

Effective January 1, 2013, the Company adopted SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14. SSAP No. 92 was effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company determined that SSAP No. 92 did not have a material impact.

Effective January 1, 2013, the Company adopted SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 103 was effective for years beginning on and after January 1, 2013 and applied prospectively. Early application is prohibited. This statement must be applied to transfers occurring on or after the effective date. The concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The unit of account for sale treatment is defined to be an entire financial asset or a pro rata participating interest without subordination. The disclosure provisions of this statement are applied to transfers that occurred both before and after the effective date of this statement. SSAP No. 103 did not have an impact on the Company.

B-50	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2014
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$39,309	$4,567	$(63)	$43,813
All other governments	4,379	548	(20)	4,907
States, territories and possessions	700	87	(1)	786
Political subdivisions of states, territories, and possessions	558	36	(5)	589
Special revenue and special assessment, non-guaranteed agencies and government	18,372	1,532	(81)	19,823
Credit tenant loans	6,493	527	(13)	7,007
Industrial and miscellaneous	107,462	8,550	(607)	115,405
Hybrids	918	78	(12)	984
Parent, subsidiaries and affiliates	1,895	23	(1)	1,917
Total bonds	180,086	15,948	(803)	195,231
Preferred stocks	100	21	—	121
Total bonds and preferred stocks	$180,186	$15,969	$(803)	$195,352

	2013
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$41,161	$1,841	$(1,169)	$41,833
All other governments	3,929	381	(76)	4,234
States, territories and possessions	647	23	(15)	655
Political subdivisions of states, territories, and possessions	491	8	(23)	476
Special revenue and special assessment, non-guaranteed agencies and government	18,862	1,307	(652)	19,517
Credit tenant loans	5,796	365	(92)	6,069
Industrial and miscellaneous	107,416	6,447	(2,155)	111,708
Hybrids	1,002	60	(16)	1,046
Parent, subsidiaries and affiliates	1,817	54	—	1,871
Total bonds	181,121	10,486	(4,198)	187,409
Preferred stocks	48	40	—	88
Total bonds and preferred stocks	$181,169	$10,526	$(4,198)	$187,497

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-51

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2014
Loan-backed and structured bonds	$1,796	$(22)	$1,774	$6,182	$(256)	$5,926
All other bonds	7,657	(254)	7,403	8,691	(291)	8,400
Total bonds	$9,453	$(276)	$9,177	$14,873	$(547)	$14,326
Unaffiliated common stocks	29	(4)	25	—	—	—
Preferred stocks	11	—	11	—	—	—
Total bonds and stocks	$9,493	$(280)	$9,213	$14,873	$(547)	$14,326

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013
Loan-backed and structured bonds	$16,499	$(1,026)	$15,473	$5,111	$(565)	$4,546
All other bonds	31,179	(1,995)	29,184	5,485	(702)	4,783
Total bonds	$47,678	$(3,021)	$44,657	$10,596	$(1,267)	$9,329
Unaffiliated common stocks	2	—	2	106	(48)	58
Preferred stocks	—	—	—	5	(1)	4
Total bonds and stocks	$47,680	$(3,021)	$44,659	$10,707	$(1,316)	$9,391

As of December 31, 2014, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in oil and gas (42%), services (10%), and mining (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2014, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in residential mortgage-backed securities (28%), commercial mortgage-backed securities (13%), and oil and gas (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (22%), U.S., Canada and other government (22%) and public utilities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (25%), U.S., Canada and other government (23%), and residential mortgage-backed securities (14%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in millions):

B-52	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

	December 31, 2014			December 31, 2013
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$4,160	2.3%	$4,253	$4,724	2.6%	$4,819
Due after one year through five years	17,676	9.8	19,152	20,503	11.3	22,126
Due after five years through ten years	38,670	21.5	40,121	35,068	19.4	35,983
Due after ten years	47,779	26.5	54,838	45,218	25.0	45,939
Subtotal	108,285	60.1	118,364	105,513	58.3	108,867
Residential mortgage-backed securities	44,187	24.5	47,745	47,094	26.0	49,304
Commercial mortgage-backed securities	10,817	6.0	11,191	10,785	5.9	10,821
Asset-backed securities	16,797	9.4	17,931	17,729	9.8	18,417
Subtotal	71,801	39.9	76,867	75,608	41.7	78,542
Total	$180,086	100.0%	$195,231	$181,121	100.0%	$187,409

For the year ended December 31, 2014, the preceding table includes sub-prime mortgage investments totaling $2,721 million under residential mortgage-backed securities. $2,552 million or 94% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $2,988 million under residential mortgage-backed securities. $2,712 million or 91% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2014	2013
Residential mortgage-backed securities	24.5%	26.0%
U.S. and other governments	11.1	11.4
Manufacturing	10.8	10.2
Asset-backed securities	9.3	9.8
Public utilities	9.3	8.3
Commercial mortgage-backed securities	6.0	6.0
Finance and financial services	5.8	5.8
Oil and gas	5.2	5.2
Services	4.5	4.2
Revenue and special obligations	3.6	3.3
Communications	3.1	3.1
Retail and wholesale trade	1.7	1.8
Transportation	1.4	1.3
Mining	1.3	1.3
Other	1.3	1.2
Real estate investment trusts	1.1	1.1
Total	100.0%	100.0%

At December 31, 2014 and 2013, 93.2% and 93.3%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage- backed securities portfolio (“RMBS”) at December 31, (in millions):

	2014		2013
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$43,699	$47,262	$46,273	$48,511
2	207	210	377	379
3	81	77	172	153
4	99	95	135	126
5	85	84	116	112
6	16	17	21	23
Total	$44,187	$47,745	$47,094	$49,304

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-53

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

With respect to the RMBS in the above table, approximately 99% were rated investment grade (NAIC 1 and 2) at December 31, 2014 and 2013, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP No. 43R—Loan-Backed and Structured Securities. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2014		2013
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$10,248	$10,623	$9,312	$9,384
2	133	134	271	273
3	111	109	219	212
4	104	96	319	292
5	147	147	469	428
6	74	82	195	232
Total	$10,817	$11,191	$10,785	$10,821

With respect to the CMBS in the above table, approximately 96% and 89% were rated investment grade (NAIC 1 and 2) and approximately 24% and 38% were issued prior to 2006 (based on carrying value) at December 31, 2014 and 2013, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2014	2013
Due in one year or less	$79	$—
Due after one year through five years	22	68
Due after five years through ten years	25	—
Due after ten years	1	2
Subtotal	127	70
Residential mortgage-backed securities	16	21
Commercial mortgage-backed securities	74	195
Asset-backed securities	54	57
Total	$271	$343

Troubled Debt Restructuring: During 2014, the Company recorded bonds with book values aggregating $48 million through troubled debt restructurings. When restructuring troubled debt, the Company generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

There were no troubled debt restructurings during 2013.

Exchanges: During 2014 and 2013, the Company also acquired bonds and stocks through exchanges aggregating $1,892 million and $2,623 million, of which approximately $27 million and $18 million were acquired through non-monetary transactions, respectively. When exchanging securities through non-monetary transactions, the Company generally accounts for assets at their fair value with any gains or losses realized at the date of the exchange, unless a SEC Rule 144A security is exchanged for an equivalent unrestricted security. In these instances, the unrestricted security is recorded at the carrying value of the original 144A security.

B-54	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2014 (in millions):

	1	2		3
	Amortized	OTTI Recognized in Loss
	Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$370	$79	$(20)	$311
b. Inability to retain	—	—	—	—
Total 1st Quarter	$370	$79	$(20)	$311

OTTI recognized 2nd Quarter
a. Intent to sell	$115	$16	$1	$98
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$115	$16	$1	$98

OTTI recognized 3rd Quarter
a. Intent to sell	$1,588	$40	$3	$1,545
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$1,588	$40	$3	$1,545

OTTI recognized 4th Quarter
a. Intent to sell	$40	$—	$— *	$40
b. Inability to retain	—	—	—	—
Total 4th Quarter	$40	$—	$— *	$40

Annual Aggregate Total		$135	$(16)

*	Aggregate total less than $1 million

The following table represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2013 (in millions):

	1	2		3
	Amortized	OTTI Recognized in Loss
	Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)

OTTI recognized 1st Quarter
a. Intent to sell	$39	$(4)	$8	$35
b. Inability to retain	—	—	—	—
Total 1st Quarter	$39	$(4)	$8	$35

OTTI recognized 2nd Quarter
a. Intent to sell	$38	$5	$3	$30
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$38	$5	$3	$30

OTTI recognized 3rd Quarter
a. Intent to sell	$160	$19	$(1)	$142
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$160	$19	$(1)	$142

OTTI recognized 4th Quarter
a. Intent to sell	$—	$—	$—	$—
b. Inability to retain	—	—	—	—
Total 4th Quarter	$—	$—	$—	$—

Annual Aggregate Total		$20	$10

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-55

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2014, the Company held loan-backed and structured securities with an OTTI recognized during 2014 where the present value of cash flows expected to be collected is less than the amortized cost.

The following table represents loan-backed and structured securities currently held by the Company that recognized OTTI for the year ended December 31, 2014, (in whole dollars):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
03762AAB5	$2,734,082	$1,253,400		$(1,480,682)	$1,253,400	$3,519,000	12/31/2014
05948KC98	10,940,826	10,792,340		(148,486)	10,792,340	11,129,103	12/31/2014
126694AG3	17,072,799	16,968,425		(104,374)	16,968,425	20,000,943	12/31/2014
126694TW8	11,988,056	11,832,470		(155,586)	11,832,470	12,734,251	12/31/2014
126694W61	11,690,543	11,617,920		(72,623)	11,617,920	13,725,311	12/31/2014
12669EWY8	2,387,237	2,080,712		(306,525)	2,080,712	3,107,425	12/31/2014
16165TBJ1	5,494,134	5,385,163		(108,971)	5,385,163	6,790,243	12/31/2014
17309YAD9	14,072,641	13,357,782		(714,859)	13,357,782	14,080,741	12/31/2014
32051G2J3	21,150,834	21,036,846		(113,988)	21,036,846	21,362,460	12/31/2014
32051GDA0	3,337,908	3,285,886		(52,022)	3,285,886	3,598,186	12/31/2014
32051GN35	13,669,711	13,554,083		(115,628)	13,554,083	13,638,031	12/31/2014
32051GP41	14,092,595	13,974,165		(118,430)	13,974,165	14,046,468	12/31/2014
32051GUQ6	16,672,788	16,395,549		(277,239)	16,395,549	16,690,807	12/31/2014
32052RAM2	6,849,206	6,778,596		(70,610)	6,778,596	7,422,021	12/31/2014
36185MAJ1	11,404,026	11,011,722		(392,304)	11,011,722	11,425,098	12/31/2014
36185NA91	208,810	154,690		(54,120)	154,690	121,321	12/31/2014
36185NE63	379,817	308,513		(71,304)	308,513	286,006	12/31/2014
36185NW55	338,449	239,920		(98,529)	239,920	229,107	12/31/2014
576434JM7	932,547	460,853		(471,694)	460,853	309,443	12/31/2014
57643MMH4	9,073,706	9,023,008		(50,698)	9,023,008	9,800,138	12/31/2014
76110WUM6	1,221,796	1,176,075		(45,721)	1,176,075	1,331,642	12/31/2014
76111XN90	3,465,113	3,404,157		(60,956)	3,404,157	4,517,192	12/31/2014
126671R73	176,454	73,842		(102,612)	73,842	385,003	12/31/2014
126671R65	1,764,362	184,520		(1,579,842)	184,520	1,284,783	12/31/2014
294751EM0	669,258	176,843		(492,415)	176,843	276,291	12/31/2014
294751DY5	372,316	230,017		(142,299)	230,017	323,585	12/31/2014
75971EAF3	276,375	274,016		(2,359)	274,016	299,550	12/31/2014
362375AD9	8,280,441	8,107,688		(172,753)	8,107,688	8,944,137	12/31/2014
61752JAF7	6,038,214	5,897,359		(140,855)	5,897,359	6,424,892	12/31/2014
76110WRW8	1,780,088	1,726,587		(53,501)	1,726,587	1,718,917	12/31/2014
759950GW2	8,051,708	7,917,453		(134,255)	7,917,453	7,783,105	12/31/2014
294751DX7	2,429,968	1,771,217		(658,751)	1,771,217	1,406,650	12/31/2014
17307GVK1	9,206,717	9,165,625		(41,092)	9,165,625	9,976,977	12/31/2014
76110WUL8	13,963,916	13,728,423		(235,493)	13,728,423	14,099,430	12/31/2014
294751AW2	976,547	937,706		(38,841)	937,706	914,635	12/31/2014
294751EL2	3,126,593	3,036,302		(90,291)	3,036,302	2,605,052	12/31/2014
03927PAF5	1,845,826	1,676,250		(169,576)	1,676,250	250,000	12/31/2014
576434JL9	9,543,859	9,218,243		(325,616)	9,218,243	9,320,853	12/31/2014
12669GU25	2,528,043	2,477,975		(50,068)	2,477,975	2,500,049	12/31/2014
93936HAL0	2,642,577	2,411,144		(231,433)	2,411,144	2,496,575	12/31/2014
02149FAH7	5,477,914	5,243,473		(234,441)	5,243,473	5,717,467	12/31/2014
36185NJ50	616,834	461,505		(155,329)	461,505	329,027	12/31/2014
74951PCY2	215,015	178,463		(36,552)	178,463	216,400	12/31/2014
12667F7D1	14,693,497	14,683,481		(10,016)	14,683,481	15,546,390	12/31/2014
12667GBA0	44,757,414	44,675,681		(81,733)	44,675,681	46,387,922	12/31/2014
16162WNB1	13,719,711	13,694,995		(24,716)	13,694,995	14,515,208	12/31/2014
32051GVL6	14,494,569	14,278,615		(215,954)	14,278,615	14,889,640	12/31/2014
31393YY41	10,102,779	9,764,726		(338,053)	9,764,726	7,963,052	12/31/2014
36185NW48	1,906,503	1,648,001		(258,502)	1,648,001	1,380,507	12/31/2014
02005ACW6	38,769,744	—	[1]	(64,428)	38,705,316	38,705,316	12/31/2014

B-56	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
201728EG3	$6	$—	[1]	$(4)	$2	$2	12/31/2014
22540A6L7	13,770	—	[1]	(2,568)	11,202	11,202	12/31/2014
22541QEP3	5,803	—	[1]	(5,705)	98	98	12/31/2014
22545LBR9	1,265,646	—	[1]	(25,268)	1,240,378	1,240,378	12/31/2014
361849ER9	2,099	—	[1]	(2,080)	19	19	12/31/2014
617059DK3	37,586	—	[1]	(2,528)	35,058	35,058	12/31/2014
617059EY2	3,767	—	[1]	(3,714)	53	53	12/31/2014
61746WFH8	39,851	—	[1]	(5,894)	33,957	33,957	12/31/2014
61746WFP0	10,460	—	[1]	(10,439)	21	21	12/31/2014
46625MAJ8	3,402	—	[1]	(50)	3,352	3,352	12/31/2014
03762AAB5	4,529,078	2,734,082		(1,794,996)	2,734,082	5,569,000	9/30/2014
03762CAE5	3,165,341	2,489,288		(676,053)	2,489,288	7,102,000	9/30/2014
05948KC98	11,868,584	11,654,122		(214,462)	11,654,122	11,772,046	9/30/2014
059497BB2	6,724,904	6,104,318		(620,586)	6,104,318	6,454,970	9/30/2014
05949CGN0	8,191,602	7,963,979		(227,623)	7,963,979	8,281,758	9/30/2014
126694AG3	17,279,821	16,701,426		(578,395)	16,701,426	19,883,903	9/30/2014
126694TW8	13,144,623	12,855,033		(289,590)	12,855,033	13,961,843	9/30/2014
126694W61	12,826,370	12,429,355		(397,015)	12,429,355	14,293,972	9/30/2014
12669EWY8	3,917,083	2,638,220		(1,278,863)	2,638,220	3,304,113	9/30/2014
16165TBJ1	5,802,365	5,719,012		(83,353)	5,719,012	7,167,121	9/30/2014
17309YAD9	14,575,135	14,379,482		(195,653)	14,379,482	14,708,862	9/30/2014
22608SAD0	2,926,685	2,831,821		(94,864)	2,831,821	2,957,818	9/30/2014
24763LBM1	1,480,652	1,107,880		(372,772)	1,107,880	1,682,244	9/30/2014
32051G2J3	22,266,138	22,152,509		(113,629)	22,152,509	22,834,284	9/30/2014
32051GDA0	3,536,760	3,450,938		(85,822)	3,450,938	3,874,669	9/30/2014
32051GDH5	87,665	42,858		(44,807)	42,858	117,130	9/30/2014
32051GFL4	9,900,629	9,738,230		(162,399)	9,738,230	11,170,398	9/30/2014
32051GN35	14,622,561	14,406,701		(215,860)	14,406,701	14,762,032	9/30/2014
32051GP41	15,077,551	14,852,443		(225,108)	14,852,443	15,204,132	9/30/2014
32051GUQ6	17,433,290	17,310,485		(122,805)	17,310,485	17,706,503	9/30/2014
32052RAM2	7,442,465	7,346,863		(95,602)	7,346,863	7,677,093	9/30/2014
36185MAJ1	12,489,703	11,605,539		(884,164)	11,605,539	11,809,769	9/30/2014
36185NA91	329,817	229,545		(100,272)	229,545	379,347	9/30/2014
36185NE63	455,292	411,639		(43,653)	411,639	482,000	9/30/2014
36185NW55	483,142	374,222		(108,920)	374,222	667,897	9/30/2014
36242DYG2	19,880,329	18,961,793		(918,536)	18,961,793	22,477,436	9/30/2014
52108MEW9	3,549,216	—	[1]	(2,582,117)	967,099	967,099	9/30/2014
52108MEY5	1,865,094	—	[1]	(1,865,094)	—	—	9/30/2014
52108MFA6	1,275,342	—	[1]	(1,275,342)	—	—	9/30/2014
52108MFC2	908,463	—	[1]	(908,463)	—	—	9/30/2014
52108MFE8	959,644	—	[1]	(959,644)	—	—	9/30/2014
52108MFG3	1,015,275	—	[1]	(1,015,275)	—	—	9/30/2014
52108MFJ7	1,075,888	—	[1]	(1,075,888)	—	—	9/30/2014
576434FV1	1,338,640	1,276,562		(62,078)	1,276,562	1,527,435	9/30/2014
576434JM7	1,330,139	944,562		(385,577)	944,562	516,466	9/30/2014
57643LLC8	18,428,389	17,613,142		(815,247)	17,613,142	18,281,350	9/30/2014
57643MMH4	9,481,293	9,405,581		(75,712)	9,405,581	9,967,936	9/30/2014
64352VLY5	26,332,933	25,674,223		(658,710)	25,674,223	28,396,357	9/30/2014
76110WUM6	1,358,580	1,291,448		(67,132)	1,291,448	1,414,719	9/30/2014
76111XN90	3,816,441	3,589,496		(226,945)	3,589,496	4,868,561	9/30/2014
929766MZ3	6,042,550	5,305,554		(736,996)	5,305,554	6,104,226	9/30/2014
02005ACW6	98,979,334	—	[1]	(563,830)	98,415,504	98,415,504	9/30/2014
05377RAV6	10,452,964	—	[1]	(70,152)	10,382,812	10,382,812	9/30/2014
126802CL9	99,943,894	—	[1]	(3,026,694)	96,917,200	96,917,200	9/30/2014
201728EG3	7	—	[1]	(2)	5	5	9/30/2014

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-57

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
22540A6L7	$13,853	$—	[1]	$(531)	$13,322	$13,322	9/30/2014
22541QEP3	7,497	—	[1]	(7,350)	147	147	9/30/2014
22545LBR9	1,468,656	—	[1]	(12,004)	1,456,652	1,456,652	9/30/2014
23321PF60	3,346	—	[1]	(2,674)	672	672	9/30/2014
25755TAC4	5,161,723	—	[1]	(57,960)	5,103,763	5,103,763	9/30/2014
34528QCJ1	149,984,706	—	[1]	(3,494,472)	146,490,234	146,490,234	9/30/2014
36159JCV1	149,968,133	—	[1]	(917,333)	149,050,800	149,050,800	9/30/2014
361849ER9	2,164	—	[1]	(2,138)	26	26	9/30/2014
42805RBN8	89,968,639	—	[1]	(1,304,509)	88,664,130	88,664,130	9/30/2014
59022HFC1	36,104	—	[1]	(158)	35,946	35,946	9/30/2014
617059DK3	44,769	—	[1]	(3,128)	41,641	41,641	9/30/2014
617059EY2	6,188	—	[1]	(5,941)	247	247	9/30/2014
61745M3Q4	5,223,968	—	[1]	(302,120)	4,921,848	4,921,848	9/30/2014
61746WFH8	42,866	—	[1]	(2,138)	40,728	40,728	9/30/2014
61746WFP0	17,950	—	[1]	(5,702)	12,248	12,248	9/30/2014
05948KC98	12,582,295	12,571,706		(10,589)	12,571,706	12,474,597	6/30/2014
05949AMP2	99,094	—		(99,094)	—	230,364	6/30/2014
126378AG3	6,440,482	6,346,434		(94,048)	6,346,434	7,428,517	6/30/2014
126378AH1	7,107,908	7,016,876		(91,032)	7,016,876	8,137,805	6/30/2014
126671R65	1,928,222	1,764,362		(163,860)	1,764,362	1,323,620	6/30/2014
126694AG3	18,412,171	16,894,385		(1,517,786)	16,894,385	19,694,981	6/30/2014
126694JS8	18,370,035	18,284,559		(85,476)	18,284,559	19,647,444	6/30/2014
12669EWY8	5,649,867	4,088,704		(1,561,163)	4,088,704	3,444,154	6/30/2014
24763LBM1	1,601,513	1,548,965		(52,548)	1,548,965	1,775,412	6/30/2014
294751DY5	468,236	405,713		(62,523)	405,713	385,915	6/30/2014
32051GDA0	3,838,339	3,652,315		(186,024)	3,652,315	4,043,836	6/30/2014
32051GFL4	5,306,039	5,304,901		(1,138)	5,304,901	5,422,700	6/30/2014
32051GN35	16,485,608	16,252,269		(233,339)	16,252,269	16,641,334	6/30/2014
32051GP41	17,066,960	16,756,964		(309,996)	16,756,964	17,021,626	6/30/2014
36185NW55	555,936	511,119		(44,817)	511,119	709,372	6/30/2014
362375AD9	8,836,448	8,656,129		(180,319)	8,656,129	9,401,629	6/30/2014
58550PAB2	802,032	437,037		(364,995)	437,037	722,547	6/30/2014
58550PAC0	284,557	62,995		(221,562)	62,995	82,513	6/30/2014
74951PCY2	269,772	238,110		(31,662)	238,110	252,746	6/30/2014
75971EAF3	288,431	285,050		(3,381)	285,050	316,216	6/30/2014
759950GW2	8,171,897	8,141,064		(30,833)	8,141,064	8,068,951	6/30/2014
76111XN90	4,086,665	3,980,226		(106,439)	3,980,226	5,002,848	6/30/2014
76113GAB4	2,107	1,124		(983)	1,124	1,246	6/30/2014
86359BFF3	7,932,124	7,748,549		(183,575)	7,748,549	5,838,646	6/30/2014
94984AAG5	8,078,314	8,059,133		(19,181)	8,059,133	9,037,380	6/30/2014
07383FV54	399,485	—	[1]	(123,918)	275,567	275,567	6/30/2014
07401DBD2	3,141,692	—	[1]	(161,585)	2,980,107	2,980,107	6/30/2014
20047NAK8	158,584	—	[1]	(32,294)	126,290	126,290	6/30/2014
201728EG3	3,482	—	[1]	(3,457)	25	25	6/30/2014
201730AJ7	101,123	—	[1]	(3,566)	97,557	97,557	6/30/2014
22540A6L7	18,888	—	[1]	(3,169)	15,719	15,719	6/30/2014
22545LBR9	1,785,050	—	[1]	(23,172)	1,761,878	1,761,878	6/30/2014
23321PF60	22,357	—	[1]	(5,521)	16,836	16,836	6/30/2014
361849ER9	11,341	—	[1]	(9,114)	2,227	2,227	6/30/2014
36228CTQ6	20,992	—	[1]	(607)	20,385	20,385	6/30/2014
36828QKZ8	568,168	—	[1]	(122,381)	445,787	445,787	6/30/2014
46625MAJ8	20,165	—	[1]	(14,434)	5,731	5,731	6/30/2014
46625MQ85	74,315	—	[1]	(58,455)	15,860	15,860	6/30/2014
52108HN67	95,141	—	[1]	(29,304)	65,837	65,837	6/30/2014
59022HEL2	192,010	—	[1]	(31,315)	160,695	160,695	6/30/2014
59022HFC1	144,336	—	[1]	(80,023)	64,313	64,313	6/30/2014
617059DK3	57,771	—	[1]	(9,452)	48,319	48,319	6/30/2014

B-58	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
617059EY2	$52,396	$—	[1]	$(28,756)	$23,640	$23,640	6/30/2014
61746WHJ2	43,199	—	[1]	(18,004)	25,195	25,195	6/30/2014
05947U4M7	4,973,360	—	[1]	(15,541)	4,957,819	4,957,819	3/31/2014
05947U4N5	2,482,819	—	[1]	(159,203)	2,323,616	2,323,616	3/31/2014
05947U6C7	19,138,935	—	[1]	(3,078,699)	16,060,236	16,060,236	3/31/2014
05947U7R3	4,425,033	—	[1]	(80,272)	4,344,761	4,344,761	3/31/2014
05947U7S1	2,900,737	—	[1]	(243,381)	2,657,356	2,657,356	3/31/2014
05947UVU9	2,000,000	—	[1]	(102,832)	1,897,168	1,897,168	3/31/2014
059497BB2	7,703,536	6,851,430		(852,106)	6,851,430	7,509,875	3/31/2014
07387BFY4	9,897,276	—	[1]	(928,755)	8,968,521	8,968,521	3/31/2014
07388YAS1	14,665,285	—	[1]	(1,476,006)	13,189,279	13,189,279	3/31/2014
073945AL1	3,372,231	—	[1]	(218,243)	3,153,988	3,153,988	3/31/2014
1248RHAA5	1,829,015	1,605,061		(223,954)	1,605,061	1,908,298	3/31/2014
126171AQ0	2,922,289	—	[1]	(72,289)	2,850,000	2,850,000	3/31/2014
12669EWY8	5,783,207	5,696,546		(86,661)	5,696,546	5,446,870	3/31/2014
17307G4H8	1,125,217	1,024,603		(100,614)	1,024,603	1,274,713	3/31/2014
17309YAD9	15,065,673	15,027,436		(38,237)	15,027,436	14,042,824	3/31/2014
22541SL97	6,958,000	—	[1]	(9,800)	6,948,200	6,948,200	3/31/2014
22541SM21	2,000,000	—	[1]	(216,040)	1,783,960	1,783,960	3/31/2014
225458DT2	2,347,823	2,041,077		(306,746)	2,041,077	2,354,811	3/31/2014
24763LBM1	1,817,293	1,688,467		(128,826)	1,688,467	1,859,456	3/31/2014
294751BQ4	1,016,945	813,950		(202,995)	813,950	847,743	3/31/2014
294751BY7	1,690,612	1,431,997		(258,615)	1,431,997	1,802,805	3/31/2014
294751DY5	767,695	483,770		(283,925)	483,770	382,408	3/31/2014
36185NW55	700,117	623,979		(76,138)	623,979	798,632	3/31/2014
576434MC5	2,720,747	2,503,490		(217,257)	2,503,490	2,509,730	3/31/2014
61745M2N2	1,000,453	—	[1]	(87,769)	912,684	912,684	3/31/2014
61749MAC3	2,758,690	2,725,598		(33,092)	2,725,598	5,143,814	3/31/2014
69348HBT4	3,328,116	—	[1]	(383,982)	2,944,134	2,944,134	3/31/2014
759950GW2	8,387,599	8,215,136		(172,463)	8,215,136	8,025,985	3/31/2014
76113GAB4	24,499	3,730		(20,769)	3,730	13,564	3/31/2014
87246AAN8	12,061,177	—	[1]	(5,998,221)	6,062,956	6,062,956	3/31/2014
929766MZ3	6,301,000	6,098,624		(202,376)	6,098,624	3,780,600	3/31/2014
Total				$(66,350,930)

¹	Impairment based on fair value.

Other Disclosures: During 2014 and 2013, the Company acquired common stocks from other long term private equity fund investment distributions totaling $39 million and $51 million, respectively.

At December 31, 2014 and 2013, the carrying amount of restricted unaffiliated common stock was $377 million and $494 million, respectively. At December 31, 2014 and 2013, the Company held restricted preferred stock of $0 and $5 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, and contractual restrictions.

At December 31, 2014 and 2013, the carrying amount of bonds and stocks denominated in a foreign currency was $3,247 million and $3,394 million, respectively. Of the total bonds denominated in foreign currency, $1,895 million and $1,817 million at December 31, 2014 and 2013, respectively, represent amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

The following table represents structured notes as of December 31, 2014 (in millions):

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
128990KK3	$14	$14	$14	No
30256YAA1	73	75	73	No
478373AA1	8	8	8	No
X77765AA7	4	5	4	No
Total	$99	$102	$99

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-59

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2014 ranged from 3.00% to 5.20% and from 3.49% to 4.99% for 2013. The coupon rates for mezzanine mortgage loans originated during 2014 ranged from 5.25% to 5.38% and from 5.00% to 6.25% for 2013. The coupon rates for residential mortgage loans purchased during 2014 ranged from 3.75% to 4.50%.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 99.40% and 70.00% for commercial loans for the years ended December 31, 2014 and 2013, respectively. In 2014, there was one loan issued with a loan to value of 99.40% with a value of $13 million at December 31, 2014. The loan is a full recourse construction loan. The maximum percentage for mezzanine loans during 2014 was 73.70% and for residential loans was 80.00%.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2014 and 2013 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale are written down to the current fair value of the loan. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established.

The following table provides information on impaired loans classified as “Commercial—All Other” with or without allowance for credit losses as of December 31, (in millions):

	Commercial—All Other
	2014	2013	2012
With Allowance for Credit Losses	$—	$—	$—
No Allowance for Credit Losses	$159	$202	$206

The following table provides information for investment in impaired loans classified as “Commercial—All Other” as of December 31, (in millions):

	Commercial—All Other
	2014	2013	2012
Average Recorded Investment	$53	$34	$34
Interest Income Recognized	$10	$14	$14
Recorded Investments on Nonaccrual Status	$—	$—	$—
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	$10	$14	$14

The Company had no allowance for credit losses for the three years ended December 31, 2014, 2013 and 2012, respectively.

For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan–to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually.

For the agricultural mortgage loan, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are updated quarterly.

For the residential mortgage loans, the primary credit quality is defined by performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or in non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

Credit quality

The credit quality of residential, commercial and agricultural mortgage loans held-for-investment, were as follows (dollars in millions):

Residential credit quality

	Recorded Investment—Residential
Performance Indicators	December 31, 2014	% of Total	December 31, 2013	% of Total
Performing	$86	100%	$—	—%
Non-performing	—	—	—	—
Total	$86	100%	$—	—%

B-60	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Commercial and agriculture credit quality

	Recorded Investment—Commercial
	Loan-to-value Ratios
	> 90%	81%—90%	70%—80%	< 70%	Total	% of Total
December 31, 2014
Debt Service Coverage Ratios:
Greater than 1.20x	$—	$20	$173	$14,109	$14,302	91.8%
1.05x—1.20x	—	39	55	508	602	3.9
Less than 1.05x	—	—	181	187	368	2.4
Agriculture	—	—	—	265	265	1.7
Construction	40	—	—	—	40	0.2
Total	$40	$59	$409	$15,069	$15,577	100.0%

December 31, 2013
Debt Service Coverage Ratios:
Greater than 1.20x	$26	$20	$641	$11,955	$12,642	88.4%
1.05x—1.20x	—	—	141	553	694	4.9
Less than 1.05x	42	17	183	262	504	3.5
Agriculture	—	—	—	265	265	1.9
Construction	188	—	—	—	188	1.3
Total	$256	$37	$965	$13,035	$14,293	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured		All Other	Mezzanine	Total
December 31, 2014
Recorded Investment
Current	$265	$—	$86		$—	$14,652	$660	$15,663
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$38	$—	$38
Number of Loans	—	—	—		—	1	—	1
Percent Reduced	—	—	—		—	1.64%	—	1.64%

December 31, 2013
Recorded Investment
During 2013	$265	$—	$—		$—	$13,543	$485	$14,293
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Percent Reduced	—	—	—		—	—	—	—

December 31, 2012
Recorded Investment
During 2012	$265	$—	$—	$		$12,511	$225	$13,001
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$363	$—	$363
Number of Loans	—	—	—		—	3	—	3
Percent Reduced	—	—	—		—	0.86%	—	0.86%

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-61

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution (dollars in millions):

	Mortgage Loans by Property Type (Commercial and Residential)
	December 31, 2014		December 31, 2013
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$5,841	37.5%	$4,774	33.5%
Shopping centers	4,923	31.5	4,854	34.1
Apartments	1,971	12.6	1,825	12.8
Industrial buildings	1,674	10.7	2,068	14.5
Mixed use	690	4.4	259	1.8
Land	265	1.7	265	1.9
Hotel	124	0.8	161	1.1
Other	39	0.2	40	0.3
Residential	86	0.6	—	—
Total	$15,613	100.0%	$14,246	100.0%

	Residential Mortgage Loans by Geographic Distribution
	December 31, 2014
	Carrying Value	% of Total
Pacific	$32	37.2%
Middle Atlantic	15	17.4
New England	14	16.3
South Atlantic	10	11.6
South Central	9	10.5
North Central	4	4.7
Mountain	2	2.3
Total	$86	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2014		December 31, 2013
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,629	23.4%	$3,389	23.7%
South Atlantic	3,416	22.0	3,202	22.5
South Central	2,789	18.0	2,486	17.5
Middle Atlantic	2,731	17.6	2,848	20.0
North Central	1,508	9.7	1,223	8.6
New England	514	3.3	263	1.8
Other	473	3.0	313	2.2
Mountain	467	3.0	522	3.7
Total	$15,527	100.0%	$14,246	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in Australia, Canada and United Kingdom.

At December 31, 2014 and 2013, approximately 14.2% and 16.9% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

B-62	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

At December 31, 2014 and 2013, approximately 16.4% and 15.9% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans were as follows (dollars in millions):

	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,117	7.2%	$801	5.6%
Due after one year through five years	3,604	23.1	4,938	34.7
Due after five years through ten years	7,811	50.0	5,893	41.4
Due after ten years	3,081	19.7	2,614	18.3
Total	$15,613	100.0%	$14,246	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2014 or 2013. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2014 or 2013.

During 2014, the Company reduced interest rates on one outstanding commercial loan. The loan modification occurred on May 23, 2014. The loan modification included a rate change from 5.64% to 4.00% and a maturity change from June 1, 2014 to June 1, 2016. The recorded investment excluding accrued interest of this loan was $38 million at December 31, 2014.

During 2013, the Company did not reduce interest rates on any outstanding commercial loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2014 and 2013.

The Company has no reverse mortgages as of December 31, 2014 or 2013.

Mortgage loans of $178 million and $182 million at December 31, 2014 and 2013, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

For the years ended December 31, 2014 and 2013, the carrying values of mortgage loans denominated in foreign currency were $473 million and $313 million, respectively.

The Company does not hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2014 and 2013, the Company’s directly owned real estate investments of $1,966 million and $1,812 million, respectively, were carried net of third party mortgage encumbrances. There were no third party mortgage encumbrances as of December 31, 2014 and 2013.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (dollars in millions):

	Directly Owned Real Estate by Property Type
	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Industrial buildings	$785	39.9%	$639	35.3%
Office buildings	696	35.4	696	38.4
Mixed-use projects	183	9.3	188	10.4
Apartments	157	8.0	160	8.8
Retail	130	6.6	112	6.2
Land under development	15	0.8	17	0.9
Total	$1,966	100.0%	$1,812	100.0%

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-63

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	Directly Owned Real Estate by Geographic Region
	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$1,065	54.2%	$971	53.6%
South Atlantic	726	36.9	683	37.7
Middle Atlantic	96	4.9	96	5.3
South Central	60	3.0	62	3.4
North Central	19	1.0	—	—
Total	$1,966	100.0%	$1,812	100.0%

At December 31, 2014 and 2013, approximately 34.8% and 32.5% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2014 and 2013, approximately 15.0% and 16.4% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2014, 2013 and 2012 was $0, $0 and $17 million, respectively, and these amounts are included in the impairment table in Note 9. The OTTI during 2012 was for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the State of Georgia. $13 million of OTTI during 2012 was a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions.

As of December 31, 2014 and 2013, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2014, the Company recognized a net realized loss of $1 million on real estate sold in prior year. For the year ended December 31, 2013, the Company recognized a net realized gain on real estate sold of $30 million. The (losses) gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2014, 2013 and 2012, was $50 million, $51 million and $53 million, respectively. The amount of accumulated depreciation at December 31, 2014, 2013 and 2012 was $412 million, $362 million and $337 million, respectively.

There were no real estate properties acquired via the assumption or in satisfaction of debt during 2014, 2013 or 2012.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2014, the Company does not have any low income housing tax credits.

Note 6—subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2014	2013	2012
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$635	$633	$1,517
Reported as other long-term investments	12,487	10,884	8,915
Total net carrying value	$13,122	$11,517	$10,432

OTTI	$—	$7	$9
Net investment income (distributed from investment subsidiaries and affiliates)	$605	$589	$460

B-64	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

The larger investment subsidiaries and affiliates, included in the above table, are T-C GA RE Holdings, LLC, TIAA Global Public Investments, LLC, Covariance Capital Management Series, LLC, TIAA Oil & Gas Investments, LLC, Ceres Agricultural Properties, LLC, TIAA Super Regional Mall Member Sub LLC, Infra Alpha LLC and ND Properties, Inc.

The carrying value, OTTI and net investment income of operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2014	2013	2012
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$923	$814	$695
Reported as other long-term investments	6,085	1,119	808
Total net carrying value	$7,008	$1,933	$1,503

OTTI	$290	$138	$75
Net investment income (distributed from operating subsidiaries and affiliates)	$3	$7	$1

The Company’s operating subsidiaries and affiliates primarily consist of:, TIAA Asset Management, LLC, TIAA Global Ag Holdco, LLC, TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TCT Holdings, Inc., Oleum Holding Company, Inc., TIAA-CREF Individual & Institutional Services, LLC, TIAA Emerging Markets Debt Fund, and Active Extension Fund III, LLC.

The 2014 and 2013 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

The Company held bonds of affiliates at December 31, 2014 and 2013 for $1,895 million and $1,817 million, respectively. Of these affiliated bonds, 87% and 100% were issued by ND Properties, Inc. at December 31, 2014 and 2013, respectively.

As of December 31, 2014 and 2013, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2014, 2013 and 2012, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2014 and December 31, 2013, the net amount due from subsidiaries and affiliates was $154 million and $235 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management LLC which are settled monthly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and the Company has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31, (in millions):

Subsidiary	2014	2013
TIAA Asset Management, LLC*	$4,751	$—
TIAA Oil & Gas Investments, LLC	1,051	910
TIAA Global Ag Holdco, LLC	823	525
TIAA Super Regional Mall Member Sub LLC	636	430
Infra Alpha LLC	616	637
Occator Agricultural Properties, LLC	449	417
Dionysus Properties, LLC	327	373
Mansilla Participacoes Ltda	294	317
TIAA Infrastructure Investments, LLC	238	171
T-C 685 Third Avenue Member LLC	131	121

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-65

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Subsidiary	2014	2013
Broadleaf Timberland Investments, LLC	$100	$30
T-C JK I LLC	91	—
T-C HV Member LLC	89	—
T-C JK II LLC	88	—
TIAA-Stonepeak Investments I, LLC	79	44
TIAA SynGas, LLC	65	22
TIAA GTR Holdco, LLC	42	11
New Fetter Lane Ltd	42	—
T-C SMA II, LLC	41	29
T-C SBMC Joint Venture, LLC	36	60
Almond Processors, LLC	21	21
T-C Europe, LP	19	—
FCP-ASC Holdings, LLC	13	—
T-C SMA III, LLC	5	8
TIAA-CREF LPHC, LLC	2	2
730 Texas Forest Holdings, Inc.	1	1
TIAA-CREF Asset Management LLC**	—	122
TIAA-CREF Redwood, LLC	—	26
Total	$10,050	$4,277

*	TIAA Asset Management, LLC (“TAM”) was formed on July 17, 2014 and is a wholly-owned subsidiary of the Company. On October 1, 2014, a newly formed wholly-owned subsidiary of TAM, TIAA Asset Management Finance Company, LLC (“TAMF”), indirectly acquired 100% of the equity interests in Nuveen Investments Inc. (“Nuveen”) from an investor group led by Madison Dearborn Partners for an enterprise value of approximately $6.25 billion, inclusive of Nuveen’s outstanding debt (the “Acquisition”). In connection with the transaction, Nuveen’s outstanding term loans, totaling approximately $3.1 billion, were repaid in full. Also, at the time of closing, Nuveen’s senior secured notes, totaling approximately $1.4 billion in principal amount, remained outstanding. The Acquisition was financed using a combination of debt and equity. On September 18, 2014, the Company issued an aggregate of $2.0 billion in surplus notes, the proceeds of which were used to fund a portion of the acquisition price and for general corporate purposes.

On October 30, 2014, TAMF issued senior unsecured notes in an aggregate principal amount of $2.0 billion. The proceeds of these notes were used, to redeem in full Nuveen’s senior secured notes on November 7 and November 10, 2014, and to repay an intercompany advance equal to $382 million from TIAA to TAMF, which was advanced in connection with the Acquisition.

**	TIAA-CREF Asset Management LLC – on December 1, 2014 the subsidiary was contributed to TAM, becoming a directly owned subsidiary of TAM.

Note 7—other long-term investments

The components of the Company’s carrying value in other long-term investments at December 31 were (in millions):

	2014	2013
Unaffiliated other invested assets	$7,416	$7,966
Affiliated other invested assets	18,573	12,003
Other long-term assets	29	90
Total other long-term investments	$26,018	$20,059

As of December 31, 2014, unaffiliated other invested assets of $7,416 million includes $6,858 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $558 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2014, affiliated other invested assets of $18,573 million includes investments in securities related holdings of $3,733 million, investments in agriculture and timber related holdings of $3,415 million, investments in real estate related holdings of $4,104 million and investments in energy and infrastructure of $2,167 million. The remaining $5,154 million of affiliated other invested assets represents other operating subsidiaries and affiliates, $4,751 million is attributed to TIAA Asset Management, LLC which was formed on July 17, 2014 for the Company’s acquisition of Nuveen Investments Inc.

As of December 31, 2013, unaffiliated other invested assets of $7,966 million includes $7,403 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $563 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2013, affiliated other invested assets of $12,003 million includes investments in securities related holdings of $3,680 million, investments in agriculture and timber related holdings of $3,152 million, investments in real estate related holdings of $2,761 million and investments in energy and infrastructure of $1,891 million. The remaining $519 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

B-66	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

For the years ended December 31, 2014, 2013 and 2012, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $302 million, $178 million and $129 million, respectively.

For the years ended December 31, 2014 and 2013, other long-term investments denominated in foreign currency were $1,428 million and $1,700 million, respectively.

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2014, is shown below by asset category (in millions):

	2015	2016	In later years	Total Commitments
Bonds	$575	$9	$80	$664
Stocks	41	7	3	51
Mortgage loans	646	62	—	708
Real Estate	66	90	—	156
Other long-term investments	1,143	1,229	2,089	4,461
Total	$2,471	$1,397	$2,172	$6,040

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate commitments and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long-term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$9,050	$9,206	$9,391
Stocks	34	61	82
Mortgage loans	787	772	796
Real Estate	219	203	244
Derivatives	10	(8)	23
Other long-term investments	1,526	1,430	960
Cash, cash equivalents and short-term investments	2	7	3
Total gross investment income	11,628	11,671	11,499
Less investment expenses	(557)	(542)	(574)
Net investment income before amortization of IMR	11,071	11,129	10,925
Plus amortization of IMR	182	145	117
Net investment income	$11,253	$11,274	$11,042

The total due and accrued income excluded from net income was $0 for the year ended December 31, 2014 and $1 million for the years ended December 31, 2013 and 2012.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2014 (in millions):

	2015	2016	2017	2018	2019	Total
Future rental income	$127	$118	$105	$89	$69	$508

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-67

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$78	$604	$163
Stocks	(135)	(50)	89
Mortgage loans	22	—	13
Real estate	(1)	30	68
Derivatives	(19)	(24)	(61)
Other long-term investments	(291)	(115)	(122)
Cash, cash equivalents and short-term investments	(26)	(121)	9
Total before capital gains taxes and transfers to IMR	(372)	324	159
Transfers to IMR	(5)	(741)	(575)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(377)	$(417)	$(416)
Gross gains on long-term bonds of $405 million, $948 million and $917 million and gross losses on long-term bonds, excluding impairments considered to be other-than-temporary, of $130 million, $74 million and $155 million were realized during 2014, 2013 and 2012, respectively.

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31, (in millions):

	2014	2013	2012
Other-than-temporary impairments:
Bonds	$223	$281	$643
Stocks	158	77	52
Mortgage loans	—	—	13
Real estate	—	—	17
Derivatives	—	—	8
Other long-term investments	302	178	129
Total	$683	$536	$862

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2014, 2013 and 2012 were $8,544 million, $8,949 million and $11,211 million, respectively.

The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no securities with a NAIC designation of 3 or below, or unrated, that were sold and reacquired within 30 days of the sale date during 2014, 2013 and 2012.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$(245)	$138	$172
Stocks	108	123	18
Mortgage loans	(33)	(21)	(13)
Derivatives	347	(9)	(109)
Other long-term investments	160	962	422
Total	$337	$1,193	$490

B-68	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note 10—securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2014 or 2013. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2014 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$1	$4	(a)	$—	$—
2007	Mortgages	13	19	(b)	1	3
	Total	$14	$23		$1	$3

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2014 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply a yield rate of 3.94%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 7.09% to 36.54%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-69

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2014 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$195,231	$180,086	$—	$191,214	$4,017	$—
Common Stock	1,345	1,345	814	4	527	—
Preferred Stock	121	100	16	37	68	—
Mortgage Loans	16,621	15,613	—	—	16,621	—
Derivatives	236	218	—	225	11	—
Contract Loans	1,555	1,555	—	—	1,555	—
Separate Accounts	26,535	26,531	8,141	4,130	14,264	—
Cash, Cash Equivalents and Short Term Investments	1,542	1,542	1,023	519	—	—
Total	$243,186	$226,990	$9,994	$196,129	$37,063	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$949	$949	$—	$—	$949	$—
Separate account	26,522	26,522	—	—	26,522	—
Derivatives	143	123	—	143	—	—
Total	$27,614	$27,594	$—	$143	$27,471	$—

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$187,409	$181,121	$—	$182,835	$4,574	$—
Common Stock	1,228	1,228	663	33	532	—
Preferred Stock	88	48	42	23	23	—
Mortgage Loans	14,823	14,246	—	—	14,823	—
Derivatives	83	60	—	68	15	—
Contract Loans	1,466	1,466	—	—	1,466	—
Separate Accounts	22,349	22,348	6,615	3,344	12,390	—
Cash, Cash Equivalents and Short Term Investments	1,362	1,362	1,078	284	—	—
Total	$228,808	$221,879	$8,398	$186,587	$33,823	$—

(in millions)	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$853	$853	$—	$—	$853	$—
Separate account	22,343	22,343	—	—	22,343	—
Derivatives	330	311	—	330	—	—
Total	$23,526	$23,507	$—	$330	$23,196	$—

B-70	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2014 and 2013. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2014
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$95	$15	$110
Total Bonds	$—	$95	$15	$110
Common Stock
Industrial and Miscellaneous	$814	$4	$527	$1,345
Total Common Stocks	$814	$4	$527	$1,345
Total Preferred Stocks	$—	$—	$—	$—
Derivatives:
Foreign Exchange Contracts	$—	$199	$—	$199
Interest Rate Contracts	—	17	—	17
Credit Default Swaps	—	—	—	—
Total Derivatives	$—	$216	$—	$216
Separate Accounts assets, net	$8,124	$3,831	$14,264	$26,219
Total assets at fair value	$8,938	$4,146	$14,806	$27,890

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$51	$—	$51
Interest Rate Contracts	—	—	—	—
Credit Default Swaps	—	22	—	22
Total liabilities at fair value	$—	$73	$—	$73

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-71

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Teachers Insurance and Annuity Association of America

	2013
(in millions)	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$176	$116	$292
Total Bonds	$—	$176	$116	$292
Common Stock
Industrial and Miscellaneous	$663	$33	$532	$1,228
Total Common Stocks	$663	$33	$532	$1,228
Total Preferred Stocks	$—	$—	$3	$3
Derivatives:
Foreign Exchange Contracts	$—	$36	$—	$36
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$57	$—	$57
Separate Accounts assets, net	$6,605	$3,120	$12,390	$22,115
Total assets at fair value	$7,268	$3,386	$13,041	$23,695

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$200	$—	$200
Interest Rate Contracts	—	1	—	1
Credit Default Swaps	—	30	—	30
Total liabilities at fair value	$—	$231	$—	$231

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

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continued

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2014, the Company transferred a small denomination of common stock from Level 2 to Level 1 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year. There were no transfers of common stock between Level 1 and Level 2 during 2013.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2014 (in millions):

	Beginning Balance at 01/01/2014	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2014
Bonds	$116	$—		$(96)[a]	$(14)	$52	$—	$(37)	$(6)	$15
Common Stock	532	41	[b]	—	(86)	51	3	—	(14)	527
Preferred Stock	3	—		(3)	—	—	—	—	—	—
Separate Account	12,390	—		—	(18)	1,278	1,543	(976)	47	14,264
Total	$13,041	$41		$(99)	$(118)	$1,381	$1,546	$(1,013)	$27	$14,806

(a)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2014.
(b)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2013 (in millions):

	Beginning Balance at 01/01/2013	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements		Ending Balance at 12/31/2013
Bonds	$322	$29	[a]	$(250)[b]	$(12)	$32	$1	$—	$(6)		$116
Common Stock	559	19	[c]	—	(36)	(42)	38	(6)	—		532
Preferred Stock	8	—		(5)[d]	—	—	—	—	—		3
Separate Account	11,122	—		—	(13)	1,065	(55)[e]	(436)	707	[e]	12,390
Total	$12,011	$48		$(255)	$(61)	$1,055	$(16)	$(442)	$701		$13,041

(a)	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(c)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.
(d)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(e)	Purchases and settlements include refinancing and loan settlement activity on mortgage loans for real estate purchased in prior periods.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Characteristics of items being measured for Level 2 and Level 3:

Bonds Level 2 and Level 3:

As of December 31, 2014, the reported fair value of bonds in Level 2 and Level 3 was $110 million, representing 20 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

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Teachers Insurance and Annuity Association of America

Of the 20 bonds reported at fair value, 18 are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 9 bonds with a fair value of $30 million are collateralized by commercial mortgage loans, 7 bonds with a fair value of $19 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 4.87%.

The remaining 2 bonds reported at fair value are categorized as corporate securities and have a fair value of $36 million.

As of December 31, 2013, the reported fair value of bonds in Level 2 and Level 3 was $292 million, representing 65 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

Of the 65 bonds reported at fair value, 63 are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 40 bonds with a fair value of $241 million are collateralized by commercial mortgage loans, 21 bonds with a fair value of $22 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.28%.

The remaining 2 bonds reported at fair value are categorized as corporate securities and have a fair value of $4 million.

Common Stocks Levels 2 and Levels 3:

As of December 31, 2014, the reported fair value of common stocks in Level 2 and Level 3 was $531 million representing 50 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30—Investments in Common Stock.

Of the 50 common stocks, 3 common stocks with a fair value of $4 million were in level 2, and 47 common stocks with a fair value of $527 million were reported in Level 3. Out of the 50 common stocks, 49 common stocks with a fair value of $530 million have a pricing method where the price per share is determined by the reporting entity; and 1 common stock with a fair value of $1 million has a pricing method where the price per share was determined by a pricing service.

As of December 31, 2013, the reported fair value of common stocks in Level 2 and Level 3 was $565 million representing 22 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30—Investment in Common Stock.

Of the 22 common stocks, 6 common stocks with a fair value of $33 million were in Level 2 and 16 common stocks with a fair value of $532 million were reported in Level 3. Out of the 22 common stocks, 19 common stocks with a fair value of $553 million have a pricing method where the rate was determined by the reporting entity, and 3 common stocks with a fair value of $12 million have a pricing method where the rate is determined by a stock exchange.

Preferred Stocks Level 3:

As of December 31, 2014, there were no preferred stocks in Level 3 reported at fair value. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2013, the reported fair value of preferred stocks in Level 3 was $3 million, representing 1 individual preferred stock with a pricing method where the price per share is determined by the reporting entity. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2014 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$2	Discounted Cash Flow	Discount Rate	10.2%	10.2%
CMBS	$13	Market Comparable	Credit Analysis/Market Comparable	$31.78	$31.78
Equity Securities:
Common Stock	$527	Equity Method	Book Value Multiple	1.0x–2.8x	1.2x
		Market Comparable	EBITDA Multiple	7.4x–12.7x	9.6x
			Book Value Multiple	1.0x	1.0x
			Valuation Discount	0.4x	0.4x

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continued

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$16,280
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–8.8%	6.7%
			Terminal Capitalization Rate	5.0%–7.8%	5.7%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.0%–7.5%	5.0%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–10.0%	7.1%
			Terminal Capitalization Rate	5.3%–8.0%	6.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.3%–8.3%	5.3%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	5.3%–7.8%	6.3%
			Terminal Capitalization Rate	4.0%–5.8%	4.8%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.3%–5.4%	4.2%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	5.8%–10.2%	7.3%
			Terminal Capitalization Rate	5.0%–9.5%	6.1%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5%–8.8%	5.6%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,374)
Office and Industrial Properties		Discounted Cash Flow	Loan to Value Ratio	35.0%–47.9%	43.1%
			Equivalency Rate	2.9%–3.9%	3.6%
		Net Present Value	Loan to Value Ratio	35.0%–47.9%	43.1%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.2–1.3	1.3
Residential Properties		Discounted Cash Flow	Loan to Value Ratio	32.9%–63.7%	45.3%
			Equivalency Rate	2.2%–3.6%	3.2%
		Net Present Value	Loan to Value Ratio	32.9%–63.7%	45.3%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.2–1.5	1.3
Retail Properties		Discounted Cash Flow	Loan to Value Ratio	24.8%–124.4%	55.4%
			Equivalency Rate	2.2%–6.3%	3.5%
		Net Present Value	Loan to Value Ratio	24.8%–124.4%	55.4%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.1–3.0	1.5
Limited Partnerships	$358	Net Asset Value	Net Asset Value (a)

(a)	The range has not been disclosed due to the wide range of possible values given the diverse nature of the underlying investments.

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-75

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Teachers Insurance and Annuity Association of America

valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

Note 12—restricted assets

The following table provides information on amounts and the nature of any assets pledged to others as collateral or otherwise restricted by the Company.

Restricted Assets at December 31, 2014 (dollars in millions):

	Gross Restricted
	12/31/2014								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$—	$—	$—	$—	$—	$471	$(471)	$—	0.000%	0.000%
Collateral held under security lending agreements.	614	—	—	—	614	—	614	614	0.226	0.234
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	30	—	—	—	30	113	(83)	30	0.011	0.011
Total restricted assets	$651	$—	$—	$—	$651	$591	$60	$651	0.240%	0.248%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) (dollars in millions).

	Gross Restricted
	12/31/2014								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$30	$—	$—	$—	$30	$113	$(83)	$30	0.011%	0.011%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	—	—	—	—	—
Total	$30	$—	$—	$—	$30	$113	$(83)	$30	0.011%	0.011%

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continued

Restricted Assets at December 31, 2013 (dollars in millions):

	Gross Restricted
	12/31/2013								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$471	$—	$—	$—	$471	$440	$31	$471	0.182%	0.188%
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	113	—	—	—	113	150	(37)	113	0.044	0.045
Total restricted assets	$591	$—	$—	$—	$591	$597	$(6)	$591	0.229%	0.236%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) (dollars in millions).

	Gross Restricted
	12/31/2013								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$113	$—	$—	$—	$113	$92	$21	$113	0.044%	0.045%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	58	(58)	—	—	—
Total	$113	$—	$—	$—	$113	$150	$(37)	$113	0.044%	0.045%

Note 13—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen of the Company’s seventeen derivative OTC-bilateral counterparties. The CSA’s allow TIAA’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2014, TIAA held cash collateral of $156 million and securities collateral of $37 million from its counterparties. The Company must also post collateral or margin to the extent its net

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Teachers Insurance and Annuity Association of America

position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2014, the Company pledged cash collateral or margin of $27 million and securities collateral or margin of $3 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2014 is $96 million for which the Company has posted collateral of $26 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $211 million. The net realized loss for the year ended December 31, 2014, from all foreign currency swap contracts was $35 million.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $102 million. The net realized gain for the year ended December 31, 2014, from all foreign currency forward contracts was $15 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2014, from interest rate swap contracts that do not qualify for hedge accounting treatment was $1 million. There were no realized gains or losses on interest rate swap contracts for the year ended December 31, 2014.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $5 million. The net realized gain for the year ended December 31, 2014 from all purchased credit default swap contracts was $0.4 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2014 from all written credit default swap contracts was $0.2 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative

B-78	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby the Company is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2014 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%–100%	1–3 years	$2,575	0.24%	$11	—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2014 Impairment
Corporate	0–2 years	$190	0.50%	$—	$—
Corporate	2–5 years	35	1.00%	1	—
Corporate	5–7 years	35	4.43%	4	—
Sovereign	0–2 years	60	1.00%	—	—
Sovereign	2–3 years	35	1.00%	(1)	—
Total		$355		$4	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Tranche	$2,575	$11	$3,242	$3,253
	Corporate	110	—	125	125
	Sovereign	5	—	5	5
	Subtotal	2,690	11	3,372	3,383
	Tranche	—	—	—	—
2 High Quality	Corporate	120	—	145	145
	Sovereign	90	(1)	98	97
	Subtotal	210	(1)	243	242
3 Medium Quality	Tranche	—	—	—	—
	Corporate	30	5	36	41
	Sovereign	—	—	—	—
	Subtotal	30	5	36	41
4 Low Quality	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	—	—	—	—
	Subtotal	—	—	—	—
Total		$2,930	$15	$3,651	$3,666

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-79

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2014			December 31, 2013
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$1,725	$103	$104	$354	$34	$34
	Liabilities	782	(97)	(119)	2,403	(268)	(291)
	Subtotal	2,507	6	(15)	2,757	(234)	(257)
Foreign Currency Forward Contracts	Assets	1,430	98	98	191	2	2
	Liabilities	139	(1)	(1)	331	(7)	(7)
	Subtotal	1,569	97	97	522	(5)	(5)
Interest Rate Swap Contracts	Assets	308	17	17	291	19	19
	Liabilities	—	—	—	55	(1)	(1)
	Subtotal	308	17	17	346	18	18
Credit Default Swap Contracts—RSAT	Assets	2,790	—	16	3,290	3	26
	Liabilities	140	(3)	(1)	137	(5)	(1)
	Subtotal	2,930	(3)	15	3,427	(2)	25
Credit Default Swap Contracts (Purchased Default Protection)	Assets	43	—	—	98	2	2
	Liabilities	923	(22)	(22)	1,418	(30)	(30)
	Subtotal	966	(22)	(22)	1,516	(28)	(28)
Total	Assets	6,296	218	235	4,224	60	83
	Liabilities	1,984	(123)	(143)	4,344	(311)	(330)
	Total	$8,280	$95	$92	$8,568	$(251)	$(247)

For the year ended December 31, 2014, there were no impairments of derivative positions. For the year ended December 31, 2014, the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $22 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$3	Derivatives	$—	Derivatives	$(69)	Derivatives	$(98)
Total Qualifying Hedge Relationships		3		—		(69)		(98)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	17	Derivatives	19	Derivatives	—	Derivatives	(1)
Foreign Currency Swaps	Derivatives	101	Derivatives	34	Derivatives	(50)	Derivatives	(193)
Foreign Currency Forwards	Derivatives	98	Derivatives	2	Derivatives	(1)	Derivatives	(7)
Purchased Credit Default Swaps	Derivatives	—	Derivatives	2	Derivatives	(22)	Derivatives	(30)
Total Non-qualifying Hedge Relationships		216		57		(73)		(231)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	16	Derivatives	26	Derivatives	(1)	Derivatives	(1)
Total Derivatives used for other than Hedging Purposes		16		26		(1)		(1)
Total Derivatives		$235		$83		$(143)		$(330)

B-80	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2014		December 31, 2013
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(2)	Net Realized Capital Gain (Loss)	$(3)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(2)		(3)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(32)	Net Realized Capital Gain (Loss)	(25)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	15	Net Realized Capital Gain (Loss)	(11)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	14
Total Non-qualifying Hedge Relationships		(17)		(22)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	1
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	1
Total Derivatives		$(19)		$(24)

Note 14—separate accounts

Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are generally accounted for at fair value, except the Stable Value Separate Account (“TSV”) products which are accounted for at book value in accordance with NYDFS guidance.

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective at November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account and was organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 was registered with the Commission under the Securities Act of 1933 effective at October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective at September 29, 2006, and operates as a unit investment trust.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-81

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

TIAA Stable Value (“TSV”) is an insulated, non-unitized separate account and was established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans. The assets of this account are carried at book value as prescribed by the Department.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $26,531 million and $22,348 million, respectively. The assets legally insulated from the general account as of December 31, 2014 are attributed to the following products (in millions):

Product	Legally Insulated Assets
TIAA Separate Account VA-1	$1,020
TIAA Real Estate Separate Account	19,955
TIAA Separate Account VA-3	5,244
TIAA Stable Value	312
Total	$26,531

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.)

As of December 31, 2014 and 2013, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.3 million and $0.4 million, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

As of December 31, 2014, the general account of the Company had paid (received) $1 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding four years ending at December 31, are as follows (in millions):

2013	$0.4
2012	$0.4
2011	$0.1
2010	$0.5

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the general account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2014	$29.1
2013	$30.5
2012	$31.4
2011	$23.7
2010	$13.1

During 2013, there were $325 million of accumulation units redeemed by the Real Estate Separate Account. As of December 31, 2013, there were no outstanding accumulation units.

The Company engages in securities lending transactions through its VA-1 Separate Account. As of December 31, 2014 and 2013, the VA-1 Separate Account had loaned securities of $24.3 million and $25.3 million and collateral of $25.0 million and $25.8 million, respectively.

B-82	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

The Company’s VA-1 Separate Account may lend securities to qualified institutional borrowers to earn additional income. The VA-1 Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the VA-1 Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The VA-1 Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2014
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$129	$—	$3,562	$3,691
Reserves
For accounts with assets at:
Fair value	$—	$—	$26,065	$26,065
Amortized cost	302	—	—	302
Total reserves	$302	$—	$26,065	$26,367

By withdrawal characteristics:
Subject to discretionary withdrawal	$302	$—	$—	$302
At fair value	—	—	26,065	26,065
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$302	$—	$26,065	$26,367

	2013
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$121	$—	$3,415	$3,536
Reserves
For accounts with assets at:
Fair value	$—	$—	$21,975	$21,975
Amortized cost	228	—	—	228
Total reserves	$228	$—	$21,975	$22,203

By withdrawal characteristics:
Subject to discretionary withdrawal	$228	$—	$—	$228
At fair value	—	—	21,975	21,975
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$228	$—	$21,975	$22,203

	2012
(in millions)	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-83

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2014	2013	2012
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,944	$3,852	$2,935
Transfers from Separate Accounts	(2,268)	(1,973)	(1,417)
Net transfers (from) or to Separate Accounts	1,676	1,879	1,518

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,676	$1,879	$1,518

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,990 million, $1,719 million and $1,464 million to its various subsidiaries and affiliates for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company FSB and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $981 million, $967 million and $878 million for the years ended December 31, 2014, 2013 and 2012, respectively, are not included in the statement of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided on an at cost basis by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established on an annual basis and adjusted periodically. The daily fee is based on an estimate of the at cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid during that quarter and actual expenses for that quarter are reconciled and any difference is added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

B-84	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2014	2013	2014	2013
CREF	$1	$—	$—	$16
Investment Management	8	—	—	3
TIAA-CREF Life	11	13	—	—
TPIS	6	4	—	—
Covariance	6	4	—	—
TAM Finance Company, LLC	4	—	—	—
TIAA Henderson Real Estate Ltd.	—	—	1	—
TIAA-CREF Alternative Advisors	6	4	—	—
Total	$42	$25	$1	$19

Note 16—federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $16.6 million on foreign tax credit carryforwards as of December 31, 2014.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$11,175	$1,177	$12,352	$11,491	$1,279	$12,770	$(316)	$(102)	$(418)
b) Statutory Valuation Allowance Adjustments	17	—	17	10	—	10	7	—	7
c) Adjusted Gross Deferred Tax Assets (a–b)	11,158	1,177	12,335	11,481	1,279	12,760	(323)	(102)	(425)
d) Deferred Tax Assets Non-admitted	7,449	—	7,449	8,027	—	8,027	(578)	—	(578)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,709	1,177	4,886	3,454	1,279	4,733	255	(102)	153
f) Deferred Tax Liabilities	248	1,417	1,665	274	1,370	1,644	(26)	47	21
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$3,461	$(240)	$3,221	$3,180	$(91)	$3,089	$281	$(149)	$132

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101 (in millions)
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 below)	$3,135	$86	$3,221	$3,008	$81	$3,089	$127	$5	$132
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$3,135	$86	$3,221	$3,008	$81	$3,089	$127	$5	$132
2. Adjusted Gross DTA Allowed per Limitation Threshold.	xxx	xxx	$4,599	xxx	xxx	$4,149	xxx	xxx	$450
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL.	574	1,091	1,665	446	1,198	1,644	128	(107)	21
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,709	$1,177	$4,886	$3,454	$1,279	$4,733	$255	$(102)	$153

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-85

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	2014	2013
	(dollars in millions)
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	1043%	1109%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above	$36,691	$36,397

	12/31/2014		12/31/2013		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies (dollars in millions):
Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, By Tax Character as a Percentage.
Adjusted Gross DTAs Amount From Note 9A1(c)	$11,158	$1,177	$11,481	$1,279	$(323)	$(102)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	2.5%	—	1.0%	—	1.5%	—
Net Admitted Adjusted Gross DTAs Amount From Note 9A1(e)	$3,709	$1,177	$3,454	$1,279	$255	$(102)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	9.0%	—	3.4%	—	5.6%	—

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2014	12/31/2013	12/31/2012
Current Income Tax:
Federal income tax (benefit) expense	$(478)	$(307)	$(763)
Foreign Taxes	—	5	—
Subtotal	$(478)	$(302)	$(763)
Federal income taxes expense (benefit) on net capital gains	378	701	(24)
Generation/(Utilization) of loss carry-forwards	63	(427)	776

Federal and foreign income taxes incurred	$(37)	$(28)	$(11)

	12/31/2014	12/31/2014	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$311	$327	$(16)
Investments	881	839	42
Deferred acquisition costs	26	27	(1)
Policyholder dividends accrual	679	678	1
Fixed assets	244	183	61
Compensation and benefits accrual	326	243	83
Receivables non-admitted	90	117	(27)
Net operating loss carry-forward	1,728	1,682	46
Tax credit carry-forward	64	48	16
Other (including items < 5% of total ordinary tax assets)	606	689	(83)
Intangible Assets – Business in Force and Software	6,220	6,658	(438)
Subtotal	$11,175	$11,491	$(316)
Statutory valuation allowance adjustment	17	10	7
Non-admitted	7,449	8,027	(578)
Admitted ordinary deferred tax assets	$3,709	$3,454	$255

B-86	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

	12/31/2014	12/31/2014	Change
Capital:
Investments	$1,114	$1,198	$(84)
Real estate	63	81	(18)
Other (including items < 5% of total capital tax assets	—	—	—
Subtotal	$1,177	$1,279	$(102)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	—	—
Admitted capital deferred tax assets	1,177	1,279	(102)
Admitted deferred tax assets	$4,886	$4,733	$153

(in millions)	12/31/2014	12/31/2013	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$243	$267	$(24)
Other (including items < 5% of total ordinary tax liabilities)	5	7	(2)
Subtotal	$248	$274	$(26)
Capital:
Investments	1,417	1,370	47
Subtotal	$1,417	$1,370	$47
Deferred tax liabilities	$1,665	$1,644	$21

Net Admitted Deferred Tax:
Assets/Liabilities	$3,221	$3,089	$132

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2014	12/31/2013	Change
Total deferred tax assets	$12,352	$12,770	$(418)
Total deferred tax liabilities	(1,665)	(1,644)	(21)
Net deferred tax assets / liabilities	$10,687	$11,126	$(439)
Statutory valuation allowance (“SVA”) adjustment	(17)	(10)	(7)
Net deferred tax assets / liabilities after SVA	$10,670	$11,116	$(446)
Tax effect of unrealized gains/(losses)			115
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(331)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014 are as follows (dollars in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$952	$333	35.00%
Dividends received deduction	36	12	1.31
Amortization of interest maintenance reserve	(182)	(64)	(6.69)
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties, Acquisition Costs, and Other Permanent Differences	51	18	1.89
Prior year true-ups	(28)	(10)	(1.02)
Non-admitted assets	11	4	0.42
Other	3	1	0.10
Total	$843	$294	31.01%

Federal and foreign income tax incurred (benefit) expense		$(37)	(3.88)%
Change in net deferred income tax charge (benefit)		446	46.92
Tax effect of unrealized capital (loss) gain		(115)	(12.03)
Total statutory income taxes		$294	31.01%

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-87

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2014, the Company had net operating loss carry forwards expiring through the year 2029 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2001	$19	2016
2002	780	2017
2003	467	2018
2004	356	2019
2008	1,021	2023
2012	2,035	2027
2014	260	2029
Total	$4,938

At December 31, 2014, the Company had no capital loss carry forwards.

At December 31, 2014, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$5	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	5	2020
2011	6	2021
2012	2	2022
2013	10	2023
Total	$37

At December 31, 2014, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	8	2028
2009	4	2029
Total	$27

The Company did not incur federal income taxes expense for 2014 or the preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $5 million and $6 million at December 31, 2014 and 2013, respectively.

1) TIAA-CREF Life Insurance Company

2) Dan Properties, Inc.

3) JV Georgia One, Inc.

4) JWL Properties, Inc.

5) ND Properties, Inc.

6) TCT Holdings, Inc.

7) Teachers Advisors, Inc.

8) Teachers Personal Investors Service, Inc.

9) T-Investment Properties Corp.

10) TIAA-CREF Tuition Financing, Inc.

B-88	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

11) TIAA-CREF Trust Company, FSB

12) 730 Texas Forest Holdings, Inc.

13) TC Sports Co., Inc.

14) TIAA Board of Overseers

15) TIAA Park Evanston, Inc.

16) Oleum Holding Company, Inc.

17) Covariance Capital Management, Inc.

18) Westchester Group Investment Management, Inc.

19) GreenWood Resources, Inc.

20) Westchester Group Investment Management Holding Company Inc.

21) Westchester Group Asset Management, Inc.

22) Westchester Group Farm Management, Inc.

23) Westchester Group Real Estate, Inc.

24) T-C Pepper Building GP,LLC

25) T-C 1619 Walnut Street GP,LLC

26) Nuveen Asia Investment, Inc.

27) Nuveen Holdings, Inc.

28) Nuveen Investment Solutions, Inc.

29) Nuveen Investment Advisors Inc.

30) Rittenhouse Asset Management, Inc.

31) Nuveen Investments Holdings, Inc.

32) Nuveen Investments, Inc.

33) Nuveen Securities, LLC

34) Nuveen Investments Institutional Services Group, LLC

35) TIAA Asset Management Finance Company, LLC

36) T-C Europe Holding, Inc.

37) T-C SP, Inc.

38) Terra Land Company

The Company has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101 and there is no reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2007 through 2014 are open to examination and the IRS is currently examining tax years 2007, 2008 and 2009.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the pension plan of approximately $47 million, $38 million and $36 million for the years ended December 31, 2014, 2013 and 2012, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2014	2013	2012
Change in benefit obligation:
Benefit obligation at beginning of year	$156	$167	$155
Service cost	—	1	10
Interest cost	7	7	6
Actuarial gain (loss)	34	(34)	4
Benefits paid	(6)	(7)	(8)
Plan amendments	(86)	22	—
Benefit obligation at end of year	$105	$156	$167

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-89

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	Post-retirement Benefits
	2014	2013	2012
Change in plan assets
Employer contribution	$6	$7	$8
Benefits paid	(6)	(7)	(8)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$—	$—	$(1)
Unrecognized net loss	—	—	41
Accrued liabilities	154	145	127
Liabilities for postretirement benefits	(49)	11
Unfunded accumulated benefit obligation—vested employees	$105	$156	$167

Accumulated benefit obligation—non-vested employees	$—	$—	$23

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $7 million, $12 million and $8 million for 2014, 2013 and 2012, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2014	2013	2012
Components of net periodic benefit cost:
Service cost	$—	$1	$10
Interest cost	7	7	6
Amount of recognized gains and losses	—	3	1
Amount of prior service cost recognized	8	14	—
Total net periodic benefit cost	$15	$25	$17

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2014	2013	2012
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.75%	4.00%	4.50%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	3.75%	4.75%	4.00%
Rate of compensation increase	N/A	N/A	N/A

For measurement purposes, a 7.32% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2015. The rate was assumed to decrease gradually to 5.98% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2014 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 7.32% for 2015 gradually scaling down to 5.98% in 2045. For post-65 medical care, this is consistent with a trend rate assumption of 8.70% in 2015 scaling down to 5.96% in 2045.

The Company will be making an additional change to the postretirement health care plan for qualifying Medicare eligible retirees, effective July 1, 2015, (this will not affect those on long term disability that are eligible for Medicare benefits). This will only apply to Medicare eligible retirees. The change will convert the program for Medicare eligible retirees to a defined contribution arrangement, in which the Company allocates a set amount for each retiree so that they can purchase Medicare coverage on a private insurance exchange. The Company commitment will be to the fixed, annual amount allocated to each retiree. At December 31, 2014 this change resulted in a surplus adjustment of $49.1 million to the unfunded accumulated benefit obligation.

B-90	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2014	2013	2012
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$2	$19	$23
Change in service cost and interest cost	$1	$1	$3
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(2)	$(16)	$(19)
Change in service cost and interest cost	$(1)	$(1)	$(2)

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.92% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $47 million and $41 million as of December 31, 2014 and 2013, respectively. The Company had accrued pension cost of $37 million and $39 million and had no additional minimum liability accrued as of December 31, 2014 and 2013, respectively. The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets and contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. The plan obligations were determined based upon a discount rate of 3.34%.

Future benefits expected to be paid by the SERP are as follows (in millions):

2015	$4
2016	$4
2017	$4
2018	$3
2019	$3
Thereafter	$16

The Company does not have any regulatory contribution requirements for 2014.

Impact of Medicare Modernization Act on Postretirement Benefits

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

As of December 31, 2014, the effect of the Act was a $3.2 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also effected the net postretirement benefit cost which decreased the 2014 interest cost by $1.2 million.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-91

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Estimated Future Benefit Payments

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2015	$6
2016	$6
2017	$6
2018	$6
2019	$7
Thereafter	$34

Note 18—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all life-contingent pension annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 2.9%. The mortality valuation bases for about 95% of pension annuity and supplementary contract reserves are based on the 1983 Table with ages set back at least 9 years or the Annuity 2000 table with ages set back at least 4 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$26,065	$26,065	12.1%
Total with adjustment or at fair value	$—	$—	$26,065	$26,065	12.1%
At book value without adjustment (minimal or no charge or adjustment)	47,830	302	—	48,132	22.4%
Not subject to discretionary withdrawal	141,029	—	—	141,029	65.5%
Total (gross)	$188,859	$302	$26,065	$215,226	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$188,859	$302	$26,065	$215,226

	2013
(in millions)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$21,975	$21,975	10.6%
Total with adjustment or at fair value	$—	$—	$21,975	$21,975	10.6%
At book value without adjustment (minimal or no charge or adjustment)	46,189	228	—	46,417	22.4%
Not subject to discretionary withdrawal	138,650	—	—	138,650	67.0%
Total (gross)	$184,839	$228	$21,975	$207,042	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$184,839	$228	$21,975	$207,042

B-92	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2014	2013
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$184,158	$180,517
Supplementary contracts with life contingencies	3,752	3,469
Deposit-type contract funds	949	853
Subtotal	188,859	184,839

Separate Accounts Annual Statement:
Annuities	26,153	22,029
Supplementary contracts with life contingencies	205	167
Deposit-type contract funds	9	7
Subtotal	26,367	22,203
Total	$215,226	$207,042

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 uses the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length. Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.5% to 5.0%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.0% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.3 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2014, and $0.2 million at December 31, 2013. As of December 31, 2014 and 2013, the Company had $518.4 million and $530.2 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Deficiency Reserves associated with these insurance amounts totaled $2.0 million and $2.4 million at December 31, 2014 and 2013, respectively.

Note 19—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2014	2013	2012
Direct premiums	$12,925	$14,410	$12,099
Ceded premiums	(15)	(15)	(14)
Net premiums	$12,910	$14,395	$12,085

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements at December 31 are as follows (in millions):

	2014	2013	2012
Insurance and annuity premiums	$15	$15	$14
Policy and contract benefits	$49	$51	$55
Increase in policy and contract reserves	$(11)	$(25)	$(20)
Reserves for life and health insurance	$417	$429	$454

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-93

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Note 20—repurchase program and securities lending program

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

As of December 31, 2014, the Company had no outstanding repurchase agreements.

As of December 31, 2013, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $471 million and $490 million, respectively. The securities pledged as collateral had a maturity of 17 years and an interest rate of 5.375%. The pledged securities were included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $490 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2013.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2013 matured and were fully settled during January 2014.

Securities Lending Program

Beginning in 2014, the Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits. As of December 31, 2014, the estimated fair value of the Company’s bonds on loan under the program was $599 million. The collateral held by the Company had an estimated fair value of $614 million and was not restricted. The fair value of cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability of $614 million included in “Amounts payable for securities lending”.

As of December 31, 2014, the fair value of the collateral received for the securities lending program was $614 million. This collateral is cash and has not been re-pledged as of December 31, 2014. The fair value of the collateral by contractual obligation is as follows (in millions):

Fair Value
Securities Lending
(a) Open	$614
(b) 30 Days or Less	—
(c) 31 to 60 Days	—
(d) 61 to 90 Days	—
(e) Greater Than 90 Days	—
(f) Sub—Total	$614
(g) Securities Received	—
(h) Total Collateral Received	$614

Of cash collateral received from the securities lending program, $394 million was held as cash as of December 31, 2014. The remaining $220 million of cash collateral was invested in overnight Treasury reverse repurchase agreements. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
2. Securities Lending
(a) Open	$394	$394
(b) 30 Days or Less	220	220
(c) 31 to 60 Days	—	—
(d) 61 to 90 Days	—	—
(e) 91 to 120 Days	—	—
(f) 121 to 180 Days	—	—
(g) 181 to 365 Days	—	—
(h) 1 to 2 Years	—	—

B-94	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

	Amortized Cost	Fair Value
(i) 2 to 3 Years	$—	$—
(j) Greater Than 3 Years	—	—
(k) Sub—Total	$614	$614
(l) Securities Received	—	—
(m) Total Collateral Reinvested	$614	$614

The contracts for the securities lending transactions as of December 31, 2014, are open ended with no termination date specified. The collateral for the securities lending transactions as of December 31, 2014 was held as cash and overnight Treasury reverse repurchase agreements in the amount of $614 million. Thus, the collateral remains liquid and could be returned in the event of a collateral call.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2014	2013
Net unrealized capital gains	$337	$1,193
Change in asset valuation reserve	$(387)	$(1,209)
Change in net deferred federal income tax	$(447)	$(1,083)
Change in non-admitted assets	$594	$846
Change in surplus of separate account	$—	$(18)
Change in surplus notes	$2,000	$—
Change in post-retirement benefit liability	$60	$(11)

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2014, interest of $137 million was paid and since issuance $685 million has been paid.

On September 15, 2014, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes were issued in two tranches; $1,650 million bears interest at an annual rate of 4.900%, and have a maturity date of September 15, 2044 and the second tranche for $350.0 million bears a 4.375% fixed-to-floating rate and has a maturity date of September 15, 2054. Proceeds from the issuance of the Notes were $1,648 million and $349 million, respectively, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on March 15 and September 15 of each year through the maturity date.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2014, (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Total Principal and / or Interest Paid	Date of Maturity
12/16/2009	6.850%	$2,000	$2,000	$137	$685	12/16/2039
09/15/2014	4.900%	$1,650	$1,650	$—	$—	09/15/2044
09/15/2014	4.375%	$350	$350	$—	$—	09/15/2054

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-95

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The surplus notes have the following repayment conditions and restrictions on payment: Each payment of interest on or principal of, or any redemption payment with respect to the surplus notes may be made only with the prior approval of the Superintendent, and only out of surplus funds available for such payments under the New York Insurance Law. In addition, pursuant to applicable New York Law, any payment of principal or interest on the surplus notes may be only out of free and divisible surplus of the Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the Notes.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2014, the Company was obligor under the following guarantees, indemnities and support obligations:

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2014, the
capital and surplus of
TIAA-CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
December 31, 2014.

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Related to the 2014 acquisition of Nuveen Investments, TAM Finance Company, LLC, the Acquirer and an indirectly owned subsidiary of TIAA, has recorded purchase related liabilities at a fair value of $302 million which could be payable according to facts and circumstances in 2017. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by TAM Finance Company, LLC.

B-96	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 13, 2015. As of December 31, 2014, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 6.0 basis points on the unused committed amount. During the period ending December 31, 2014, 56 draw-downs totaling $181.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2014.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

The Company guarantees that CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Trust Company, FSB. This line has an expiration date of September 16, 2015. During the period ending December 31, 2014, there were no draw-downs made under this line of credit arrangement.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $156 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,059 million of accumulation units. The Company made no additional purchases in 2011 or 2012. During 2013, the Company redeemed the remaining accumulation units for $325 million. As of December 31, 2013 there were no outstanding liquidity units.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2014, the future minimum lease payments are estimated as follows (in millions):

Year	2015	2016	2017	2018	2019	Thereafter	Total
Amount	$59	$54	$49	$43	$18	$38	$261

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2014, 2013 and 2012 was approximately $42 million, $37 million and $37 million, respectively.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-97

Notes to statutory—basis financial statements	concluded

Teachers Insurance and Annuity Association of America

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Note 23—borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2013, the Company had fully settled all such loans with the FRBNY.

Note 24—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 6, 2015, the date the financial statements were available to be issued. No such items were identified by the Company.

B-98	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

730 Third Avenue New York, NY 10017-3206

A11267 (5/15)

Part C — OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial statements

Part A: None

Part B: Includes all required financial statements of TIAA Separate Account VA-3 and Teachers Insurance and Annuity Association of America

(b)	Exhibits:

(1)(a)	Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed September 29, 2006.)

(b)

Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(c)

Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(2)	None

(3)	Form of Distribution Agreement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

(4)	(A)	RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(A.1)	Amended and Restated RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(B)	SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(B.1)	Amended and Restated SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(C)	GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(C.1)	Amended and Restated GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(D)	GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(D.1)	Amended and Restated GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E)	GA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E.1)	Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(E.2)	Endorsement to Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(E.3)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(F)	RC Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(G)	RCP Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(H)	Minimum Distribution Annuity Contract Endorsement – Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(I)	Minimum Distribution Annuity Contract Endorsement – Non-Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(J)	Separate Account One-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(K)	Separate Account Two-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(L)	Separate Account Fixed-Period Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(M)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(N)	Endorsement to TIAA Group Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(O)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(P)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(Q)	Endorsement to TIAA Immediate Annuity Contract Applicable to Minimum Distribution Annuity and Installment Refund Contracts (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(R)	Endorsement to TIAA Immediate Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(S)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(T)	Endorsement to TIAA Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(U)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(V)	Endorsements to TIAA Deferred Annuity Contract – Minimum Distribution Annuity Election (Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, Registration No 333-134820 filed April 25, 2014

(W)	Supplement to TIAA Retirement Choice Annuity Certificate*

(X)	Supplement to TIAA Retirement Choice Annuity Plus Certificate*

(Y)	Supplement to TIAA Retirement Annuity Contract*

(Z)	Supplement to TIAA Supplemental Retirement Annuity Contract*

	(A1)	Supplement to TIAA Group Retirement Annuity Certificate*

	(A2)	Supplement to TIAA Group Supplemental Retirement Annuity Certificate*

	(A3)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract*

	(A4)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate*

(5)		Form of Application (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

(6)	(A)	Restated Charter of Teachers Insurance and Annuity Association of America (as amended)*

	(B)	Bylaws of Teachers Insurance and Annuity Association of America (as amended)*

(7)		None

(8)	(A)	Form of Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(B)	Form of Participation Agreement among Legg Mason Investor Services, LLC, Western Asset Management Company, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(C)	Form of Participation Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(D)	Form of Participation Agreement between Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(E)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

	(F)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(G)	Form of Amendment to Participation Agreements (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(H)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(I)	Form of Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and Teachers Insurance and Annuity Association of America on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(J)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. re: Rule 22c-2. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(K)	Third Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(L)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(M)	Participation Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(N)	Participation Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(O)	Defined Contribution Clearance & Settlement Agreement by and between The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(P)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(Q)	First Amendment to the Defined Contribution Clearance & Settlement Agreement between The Vanguard Group, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(R)	Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(S)	Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(T)	Amendment to Fund Participation and Service Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(U)	Amendment to Fund Participation and Service Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(V)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc. and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(W)	Third Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

	(X)	Fifth Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

	(Y)	Amendment to Fund Participation and Service Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

	(Z)	Amendment to the Agreement by and among The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America, and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

	(A1)	Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc. and Teachers Personal Investors Services, Inc., *

(9)	Opinion and consent of Jon Feigelson, Esquire*

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP*

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(11)	None

(12)	None

(13)	Powers of Attorney (Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2014, except for the Powers of Attorney for Trustees that are included herein.)*

*	Filed herewith

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Insurance Company
Ronald L. Thompson	Trustee and Chairman
Former Chairman and Chief Executive Officer of Midwest Stamping and Manufacturing Company

Jeffrey R. Brown	Trustee
William G. Karnes Professor of Finance and Director of the Center for Business and Public Policy
University of Illinois at Urbana-Champaign

James R. Chambers	Trustee
President and CEO, Weight Watchers International

Robert C. Clark	Trustee
Distinguished Service Professor and Austin Wakeman Scott
Professor of Law
Harvard Law School
Harvard University

Lisa W. Hess	Trustee
President and Managing Partner
Sky Top Capital

Name and Principal Business Address*	Positions and Offices with Insurance Company
Edward M. Hundert, M.D.	Trustee
Dean for Medical Education; Daniel D. Federman, M.D. Professor in Residence of Global Health and Medical Education
Harvard Medical School
Harvard University

Lawrence H. Linden	Trustee
Founding Trustee, Linden Trust for Conservation

Maureen O’ Hara	Trustee
R.W. Purcell Professor of Finance
Johnson Graduate School of Management
Cornell University

Donald K. Peterson	Trustee
Former Chairman and Chief Executive Officer of
Avaya Inc.

Sidney A. Ribeau	Trustee
Professor of Communications, Howard University

Dorothy K. Robinson	Trustee
Senior Counselor to the President
Yale University

David L. Shedlarz	Trustee
Former Vice Chairman of Pfizer Inc.

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University	Trustee

Roger W. Ferguson, Jr. TIAA	President and Chief Executive Officer and Trustee

Kathie Andrade	Executive Vice President
TIAA

Annabelle Bexiga	Executive Vice President
TIAA

Scott Blandford TIAA	Executive Vice President

Richard S. Biegen TIAA	Chief Compliance Officer of the Separate Account

Brian Bohaty TIAA	Executive Vice President

Douglas Chittenden TIAA	Executive Vice President

Sue A. Collins	Senior Vice President and Chief Actuary
TIAA

Name and Principal Business Address*	Positions and Offices with Insurance Company
Carol Deckbar TIAA	Executive Vice President

Jonathan Feigelson TIAA	Senior Managing Director, General Counsel

Phillip Goff TIAA	Senior Vice President, Corporate Controller

Stephen B. Gruppo TIAA	Executive Vice President

Teresa Hassara TIAA	Executive Vice President

Jeff Hickling TIAA	Executive Vice President

Robert G. Leary TIAA	Executive Vice President

Ronald R. Pressman TIAA	Executive Vice President and Chief Operating Officer

Phillip Rollock TIAA	Senior Managing Director, Corporate Secretary

Otha Spriggs TIAA	Executive Vice President

Edward D. Van Dolsen TIAA	Executive Vice President

Paul J. Van Heest TIAA	Executive Vice President

Constance K. Weaver TIAA	Executive Vice President

Virginia M. Wilson TIAA	Executive Vice President

*	The principal business address for each individual is:

TIAA-CREF

730 Third Avenue

New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA. TIAA’s capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, after the enactment of the Laws of 1937, Chapter 880, New York State Law, approved by the Governor on June 3, 1937.

(2)	Teachers Insurance and Annuity Association of America (“TIAA”) is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. TIAA employs all TIAA entities staff except for Envisage Information Systems, LLC, GreenWood Resources, Inc., Kaspick & Company, LLC, ND Europe S.a.r.l., Nuveen Investments, Inc. and subsidiaries, TCAM Global Australia Pty Ltd, TCAM Global UK Limited, TIAA-CREF Alternatives Services, LLC, TIAA-CREF Trust Company, FSB, TIAA Europe S.a.r.l., TIAA Henderson Real Estate Limited and subsidiaries, and Westchester Group Investment Management, Inc. The TIAA Board of Overseers elects TIAA’s trustees.

•	TIAA Separate Account VA-1 (“VA-1”) is a separate account registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company that offers individual, variable, after-tax annuities. VA-1 has only one investment portfolio, the Stock Index Account.

•	TIAA Real Estate Account VA-2 (“VA-2”) is a separate account of TIAA that allows TIAA to offer a variable investment option based on real estate investments for TIAA’s pension annuities.

•	TIAA Separate Account VA-3 (“VA-3”) is registered with the SEC as an investment company under the Investment Company Act of 1940 and operates as a unit investment trust. VA-3 is designed to fund individual and group variable contracts in retirement plans.

•	TIAA Stable Value Separate Account – 1 (SVSA-1) created to support the obligations of TIAA under a group annuity contract offered to TIAA’s pension customers.

(3)	College Retirement Equities Fund is a New York not-for-profit corporation and an SEC registered investment company that issues variable annuity contracts for employees of nonprofit and government institutions. Art. II, Sec. 1 of CREF’s Constitution limits eligibility of the members of CREF to those persons who are members of TIAA Board of Overseers. The trustees of CREF are elected by CREF policyholders.

(4)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interests in Kaspick & Company, LLC and Covariance Capital Management, Inc.

(5)	Kaspick & Company, LLC a registered investment adviser providing investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(6)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, FSB, a federal savings bank.

(7)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice and retail banking and lending products for its customers.

(8)	TIAA-CREF Asset Management LLC, formerly, TIAA-CREF Asset Management, Inc. and TIAA-CREF Enterprises, Inc. is organized for the purpose of holding (i) the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc. and TIAA-CREF Tuition Financing, Inc. and (ii) membership interests of GTR Special Member Holdco LLC, TIAA Alternative Holdings, LLC and TIAA-CREF Investment Management LLC.

(9)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, which was organized as an open-end private investment fund which owns an interest in TCAM Core Property Fund REIT LLC (“REIT”). The REIT owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered fund organized as a vehicle for direct real estate investment by TCAM customers.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, the TIAA-CREF Life Funds, and other products. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer which distributes registered and unregistered investment products for its affiliated entities.

(12)	TIAA-CREF Tuition Financing, Inc. (“TFI”) provides program management services on behalf of state entities to qualified tuition programs (“529 Plans”) formed pursuant to Section 529 of the Internal Revenue Code (“IRC”). Under Section 529 of the IRC, only states and educational institutions may establish and maintain 529 Plans. As such, accounts purchased in the 529 Plan are products of the state offering the 529 Plan and are not products of TFI. TFI, with permission from the states, subcontracts with other entities to perform certain of its program management services.

(13)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(14)	TIAA-CREF Individual & Institutional Services, LLC (“Services”) is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s fixed and variable annuity and variable life products and TCAM Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products. Services also introduces self-directed brokerage accounts cleared through Pershing, LLC.

(15)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

•	TIAA-CREF Life Separate Account VA-1 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VA-1 offers variable investment options for its after-tax annuities. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds;

•	TIAA-CREF Life Separate Account VLI-1 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VLI-1 is used to provide values and benefits for life insurance policies. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds.

•	TIAA-CREF Life Separate Account VLI-2 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VLI-2 is used to provide values and benefits for life insurance policies. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds.

•	TIAA-CREF Life Separate Account (MVA-1) is a non-unitized separate account that will support a flexible premium deferred fixed annuity contract subject to withdrawal charges and a market value adjustment feature (“MVA Contract”). Since the MVA Contract is viewed as a security under the Securities Act of 1933, TC Life has filed a Registration Statement Form S-1 for TC Life MVA-1 with the SEC.

•	TIAA-CREF Life Stable Value Separate Account 1, TIAA-CREF Life Stable Value Separate Account 2, and TIAA-CREF Life Stable value Separate Account 3 are each an insulated, non-unitized separate account. The Separate Account will support one or more book value separate account agreements, group annuity contracts, guaranteed investment contracts or similar contracts (each a “Contract”). The Contract is intended to be issued in connection with pooled investment funds, stable value funds, retirement and other employee welfare, pension or college savings plans with a stable value investment option, and Qualified Trusts.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	Investment Subsidiaries:

•	The following corporations, trusts, and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account. Some may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these are Delaware entities

General Account Entities:
485 Properties, LLC

730 Carroll, LLC

730 Catsolar, LLC

730 Orion, LLC

730 Power Development, LLC

730 Texas Timberlands II, Ltd., a Texas limited partnership

730 Texas Timberlands, Ltd., a Texas limited partnership

8 Spruce Street GA Investor LLC

Actgas, LLC

Actoil Bakken, LLC

Actoil Colorado, LLC

Actoil Utica, LLC

Actoil, LLC

AGR Agricultural Investments LLC

Almond Processors, LLC

Alta Loma Vineyard LLC, a California limited liability company

Arroyo Loma, LLC, a California limited liability company

Boca 10 A & B LLC

Boca 10 C & D LLC

Boca 11 A LLC

Boca 54 Land Associates LLC

Boca 54 North LLC

Bridge View Land, LLC, a California limited liability company

Broadleaf Timberland Investments, LLC

Carillon Pointe, LLC

CCM Series, LLC

CCM Series 2, LLC

Ceres Agricultural Properties, LLC

Chalk Ridge Vineyard, LLC, a California limited liability company

Champlin Creek Vineyard, LLC, a California limited liability company

Clarendon Virginia IV, LLC

Concourse IV Associates, a Georgia partnership

CPPIB-TIAA U.S. Real Property Fund, L.P.

C-T REIT LLC

C-T Shenandoah LLC

Debt Holdings, LLC

Demeter Agricultural Properties II, LLC

Demeter Agricultural Properties, LLC

Dionysus Properties, LLC

Dos Hermanos, LLC, a California limited liability company

Force Canyon Vineyard, LLC, a California limited liability company

Global AG Properties USA LLC

Global AG US Corp.

Global Ag II US Corp.

Global Ag Properties II USA LLC

Global Agriculture II AIV, LP

Global Agriculture II AIV (US) LLC

Global Agriculture AIV (US) LLC

Global Timber Europe LLC

Global Timber SA LLC

GTR Special Member Holdco LLC

Hassett Lane Vineyard, LLC, a California limited liability company

Hobson Avenue Vineyard, LLC, a California limited liability company

I 595 Toll Road, LLC

IAI USA Fund II, LLC

IAI USA, LLC

Inception Partners III, LP

Inception Partners IV, LP

Inception Partners V, LP

Infra Alpha LLC

Insitor Holdings, LLC

International Agricultural Investors Fund II, LLC

International Agricultural Investors, LLC

JWL Properties, Inc.

Loma del Rio Vineyards LLC

Loma Pacific Vineyard LLC, a California limited liability company

Loma Verde, LLC, a California limited liability company

Marsino Vineyard, LLC, a California limited liability company

ND 70SMA LLC

ND Belgrave House LLC

ND Festival Place LLC

ND Properties, Inc.

Oak Knoll Napa Vineyards, LLC, a California limited liability company

Occator Agricultural Properties, LLC

Pennmuni-TIAA U.S. Real Estate Fund, LLC

Premiere Agricultural Properties, LLC

Premiere Columbia Properties, LLC

Premiere Farm Properties, LLC

Quercus Forestland Account, LLC, a North Carolina limited liability company

Quercus West Virginia LLC

Quercus Panama LLC

Renewable Timber Europe, LLC

Renewable Timber Resources LLC

Riverside Vineyards LLC, a California limited liability company

Rodgers Creek Vineyard LLC, a California limited liability company

Silverado Gonzales Vineyards, LLC, a California limited liability company

Silverado Hames Vineyards, LLC, a California limited liability company

Silverado Los Alamos Vineyards, LLC, a California limited liability company

Silverado Monterey Vineyards, LLC, a California limited liability company

Silverado Premium Properties, LLC

Silverado SLO Vineyards, LLC, a California limited liability company

Silverado Sonoma Vineyards, LLC, a California limited liability company

Silverado Suscol, LLC, a California limited liability company

Silverado Sweetwater Vineyards, LLC, a California limited liability company

Silverado Winegrowers Holdings, LLC

Silverado WineGrowers, LLC, a California limited liability company

SPP Napa Vineyards, LLC, a California limited liability company

Stage Gulch Ridge Vineyard, LLC, a California limited liability company

Stanly Ranch Vineyards, LLC, a California limited liability company

Sugarloaf Vineyard, LLC

Suscol Mountain Vineyards, LLC, a California limited liability company

SWG Delta Vineyards, LLC, a California limited liability company

SWG Paso Vineyards, LLC, a California limited liability company

SWG Sonoma Vineyards, LLC, a California limited liability company

T-C 2 Herald Square Member LLC

T-C 2 Herald Square Owner LLC

T-C 2 Herald Square Venture LLC

T-C 101 Miller Street Holding Company LLC

T-C 101 Miller Street LLC

T-C 20 Hunter Street (US) LLC

T-C 2300 Broadway LLC

T-C 33 Arch Street LLC

T-C 33 Arch Street Member LLC

T-C 33 Arch Street Venture LLC

T-C 3333 Wisconsin Avenue, LLC

T-C 40 Broad Street LLC

T-C 470 Park Avenue South Member LLC

T-C 470 Park Avenue South Owner LLC

T-C 470 Park Avenue South Venture LLC

T-C 475 Fifth Avenue LLC

T-C 475 Fifth Avenue Member LLC

T-C 475 Fifth Avenue Venture LLC

T-C 636 Sixth Avenue Retail LLC

T-C 680 Belleville LLC

T-C 699 Bourke Street LLC

T-C 685 Third Avenue Member LLC

T-C 800 17th Street NW Member LLC

T-C 800 17th Street NW Owner LLC

T-C 800 17th Street NW Venture LLC

T-C 815 Pine LLC

T-C 919 N. Michigan Avenue Retail LLC

T-C 1101 Pennsylvania Avenue LLC

T-C 1101 Pennsylvania Avenue Owner LLC

T-C 1101 Pennsylvania Avenue Venture LLC

T-C 1608 Chestnut General Partner LLC

T-C 1608 Chestnut Limited Partner LLC

T-C Aspira LLC

T-C Barton Springs LLC

T-C Century Plaza LLC

T-C Copley, LLC

T-C Cypress Park West LLC

T-C Des Peres Corners LLC

T-C Ellington, LLC

T-C Falls Center Townhouses LLC

T-C Franklin Square Member LLC

T-C Franklin Square Venture LLC

T-C GA Real Estate Holdings LLC

T-C Hall of States Member LLC

T-C Hall of States Owner LLC

T-C Hall of States Venture LLC

T-C HT Member LLC

T-C HT REIT LLC

T-C HT Venture LLC

T-C HV Member LLC

T-C JK I LLC

T-C JK II LLC

T-C King Street Station LLC

T-C Kings Crossing LLC

T-C Legacy Place Member LLC

T-C Mt. Ommaney Centre Holding Company LLC

T-C Mt. Ommaney Centre LLC

T-C Newbury Common LLC

T-C Park 19 LLC

T-C Port Northwest Development LLC

T-C Potomac Promenade LLC

T-C RDC, LLC

T-C Republic Square Member LLC

T-C Republic Square Owner LLC

T-C Republic Square Venture LLC

T-C Roosevelt Square LLC

T-C Savier Street Flats LLC

T-C SBMC Joint Venture LLC

T-C Scripps Ranch LLC

T-C Shoppes At Monarch Lakes LLC

T-C SMA 2, LLC

T-C Sports Co., Inc.

T-C State House On Congress Apartments LLC

T-C Stonecrest LLC

T-C Trio Apartments LLC

T-C Uptown Apartments, LLC

TCAM Core Property Fund Operating LP

TCAM Core Property Fund REIT LLC

TCPC Associates, LLC

Teachers Mayflower, LLC

Terra Ventosa Vineyards LLC, a California limited liability company

The Flats 130 DC Residential LLC

The Flats 140 DC Residential LLC

The Flats DC Grocery LLC

The Flats Holding Company LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Canada Retail Business Trust, a Pennsylvania trust

TIAA CMBS I, LLC

TIAA Diamond Investor, LLC

TIAA Franklin Square, LLC

TIAA Gemini Office, LLC

TIAA Global AG Special Member LLC

TIAA Global Ag II Special Member LLC

TIAA Global Equity Income, LLC

TIAA Global Public Investments, LLC

TIAA Infrastructure Investments, LLC

TIAA Oil And Gas Investments, LLC

TIAA Park Evanston, Inc.

TIAA Realty, LLC

TIAA SF One, LLC

TIAA Stafford-Harrison LLC

TIAA Super Regional Mall Member Sub LLC

TIAA SynGas, LLC

TIAA Timberlands I, LLC

TIAA Timberlands II, LLC

TIAA Union Place Phase I, LLC

TIAA Wind Investments LLC

TIAA-CPPIB Commercial Mortgage Company REIT LLC

TIAA-CPPIB Commercial Mortgage Company, L.P.

TIAA-CREF Global Agriculture II BR, LLC

TIAA-CREF Global Agriculture BR, LLC

TIAA-CREF Global Investments LLC

TIAA-CREF Real Property Fund LP

TIAA-CREF Real Property Fund REIT LLC

TIAA-Stonepeak Investments I, LLC

TIAA-Stonepeak Investments II, LLC

T-Investment Properties Corp.

Union Place Phase I, LLC

W R C Properties, LLC

•	The following INTERNATIONAL entities were organized by TIAA to hold investments for the General Account and Separate Accounts. All issued and outstanding stock is owned indirectly by TIAA.

International Entities:	Country
154 Rue de l’Universite SARL	France

36 Rue La Fayette SAS	France

Adeoti Emprendimentos Imobiliarios Ltda.	Brazil

Agrobio Investimentos e Participações S.A.	Brazil

Bruyeres I SAS	France

Bruyeres II SAS	France

Cerpon Participações S.A.	Brazil

Courcelles 70 SAS	France

Des Brateaux SARL	France

International Entities:	Country
Eko Topola Sp. z o.o.	Poland

Erlangen Arcaden GmbH & Co. KG	Germany

Erlangen Arcaden Verwaltungs GmbH	Germany

Festival Place Unit Trust	United Kingdom

Forestal Y Agricola Silvoligna Chile Limitada	Chile

Global Ag Properties Australia Pty Ltd.	Australia

Global Ag Properties Australia Trust	Australia

Global Timber Spain, SL	Spain

Gropius KG	Germany

Gropius Passagen Verwaltungs GmbH	Germany

Gropius S.a.r.l.	Luxembourg

IAI Australia Fund II Trust	Australia

IAI Australia Trust	Australia

IPOPEMA 87 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych	Poland

Ipopema 95 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych	Poland

Mansilla Participacoes Ltda	Brazil

ND Europe S.a.r.l.	Luxembourg

Norte Shopping – Centre Commercial S.A. Portguese SA	Portugal

Norteshopping Retail & Leisure B.V.	Netherlands

Nova Gaia Brasil Participaco Ltda	Brazil

Nova Ibiajara Propriedades Agrícolas S.A.	Brazil

Olympe EURL	France

Olympe Holding SARL	France

Rue de l’Universite 154 SAS	France

SAS Malachite	France

SAS Roosevelt	France

Servin EURL	France

Servin Holding SARL	France

SNC Garnet-TIAA	France

SNC La Defense	France

SNC Lazulli	France

SNC Peridot	France

SNC Roosevelt	France

T-C 20 Hunter Street (AUS) Trust	Australia

T-C Neuperlach Development S.a.r.l.	Luxembourg

T-C PEP Asset S.a.r.l.	Luxembourg

International Entities:	Country
T-C PEP Holdings S.a.r.l.	Luxembourg

T-C PEP Property S.a.r.l.	Luxembourg

Tellus Bahia Propriedades Agrícolas Ltda.	Brazil

Tellus Brasil Participaco S.A.	Brazil

Tellus Nordeste Propriedades Agrícolas Ltda.	Brazil

Terra do Sol Propriedades Agrícolas S.A.	Brazil

Terrainvest Propriedades Agrícolas S.A.	Brazil

Terraviva Brasil Participaco Ltda.	Brazil

TIAA Lux 11 S.a.r.l.	Luxembourg

TIAA Lux 5 S.a.r.l.	Luxembourg

TIAA Lux 8 S.a.r.l.	Luxembourg

TIAA Lux 9 S.a.r.l.	Luxembourg

Toperone Agrícola S.A.	Brazil

Topertwo Agrícola S.A.	Brazil

Topola Lasy spolka zoo	Poland

Villabe SAS	France

Tparone Participações S.A.	Brazil

Tpartwo Participações S.A.	Brazil

(18)	Separate Real Estate Account Subsidiaries:

•	The following subsidiaries own real estate or hold partnership interests in joint ventures that own commercial real estate for the benefit of the Separate Real Estate Account (VA-2). Unless otherwise indicated, these are Delaware entities:

Separate Account Entities:
50 Fremont Tower LLC

Blue Ridge PP Condominium Association, Inc., a Colorado corporation

Carolina Apartments Limited Partnership

Green River PP Condominium Association, Inc., a Colorado corporation

Light Street Partners, LLP, a Maryland partnership

Marketfair Holdings LLC

MDR L&M Apartments, LLC

Mima Investor Member LLC

One Boston Place LLC

One Boston Place Real Estate Investment Trust, a Maryland trust

Pepper Building Associates LP, a Pennsylvania limited partnership

Quiet Waters Apartments Limited Partnership

REA Europe S.a.r.l. organized in Luxembourg

Red Canyon PP Condominium Association, Inc., a Colorado corporation

SAS Provence 110 organized in France

Seneca Industrial Holdings, LLC

T-C 55 Second Street, LLC

T-C 1619 Walnut Street GP LLC

T-C 200 W 72nd Street LLC

T-C 401 West 14th Street Member LLC

T-C 425 Park Avenue LLC

T-C 4th & Madison LLC

T-C 701 Brickell LLC

T-C 780 Third Avenue Member LLC

T-C 780 Third Avenue Owner LLC

T-C Ashford Meadows LLC

T-C Charleston Plaza, LLC

T-C Five Oaks LLC

T-C Forum At Carlsbad LLC

T-C Foundry Square II Member LLC

T-C Foundry Square II Owner LLC

T-C Foundry Square II Venture LLC

T-C Four Oaks General Partner LLC

T-C Four Oaks Place LLC

T-C Legacy At Westwood LLC

T-C Legend At Kierland LLC

T-C Lenox Park LLC

T-C Mass Court, LLC

T-C Montecito LLC

T-C Palatine LLC

T-C Palomino Blue Ridge LLC

T-C Palomino Green River LLC

T-C Palomino Red Canyon LLC

T-C Pepper Building GP LLC

T-C Phoenician LLC

TC Rancho Cucamonga LLC

T-C Regents Court LLC

T-C San Montego TX LLC

T-C Southside at McEwen Retail LLC

T-C SP, Inc.

T-C The Caruth LLC

T-C The Colorado LLC

T-C The Manor LLC

T-C Tradition At Kierland LLC

T-C Valencia Town Center General Partner LLC

T-C Valencia Town Center Limited Partner LLC

T-C Wisconsin Place Member LLC

T-C Wisconsin Place Owner LLC

T-C Woodley DC Residential LLC

Teachers Belvidere Properties, LLC

Teachers REA II, LLC

Teachers REA III, LLC

Teachers REA, LLC

The Louis DC Residential LLC

TIAA Florida Mall, LLC

TIAA Miami International Mall, LLC

TIAA West Town Mall, LLC

TIAA-CREF Global Separate Real Estate Company LLC

TREA 1401 H, LLC

TREA Broadlands, LLC

TREA Florida Retail, LLC

TREA Pacific Plaza, LLC

TREA Retail Property Portfolio 2006 LLC

TREA Weston, LLC

TREA Wilshire Rodeo, LLC

Walnut Street Retail Investors, L.P.

(19)	TIAA-CREF International Holdings LLC was organized to hold the ownership interests in the following entities : (i) TIAA International Holdings I Limited, organized in United Kingdom to hold ownership interests in TIAA Henderson Real Estate Limited, (ii) TIAA International Holdings 2 Limited, (iii) TCAM Global UK Limited organized in United Kingdom to distribute financial products to institutional client and (iv) TCAM Global Australia Pty Ltd. organized in Australia to conduct sales and marketing activities. TIAA International Holdings 2 Limited was organized to hold the ownership interests in TIAA International Holdings 3 Limited, which was organized in the United Kingdom to hold ownership interests in TIAA Henderson Real Estate Limited.

(20)	TIAA Henderson Real Estate Limited was organized in the United Kingdom to hold directly/indirectly ownership interests in the following entities which were organized to own or manage real estate related investments:

Entity Name	Domestic Jurisdiction
AREFM (BVI) Limited	British Virgin Islands
CLOF II (No 1 Nominee) Limited	United Kingdom
Henderson Funds Management Vanquish II (Jersey) Limited	Jersey
Henderson Funds Management Vanquish (Jersey) Limited	Jersey
TIAA Henderson Real Estate Limited	United Kingdom

Henderson European Retail Property Fund Management S.a.r.l.	Luxembourg
Henderson Shopping Centre Verwaltungs GmbH	Germany
Henderson UK OM (LP1) Limited	United Kingdom
Henderson UK OM (LP2) Limited	United Kingdom
Henderson UK OM (LP3) Limited	United Kingdom
HGI Immobilien GmbH	Germany
Henderson Global Investors SGR S.p.A.	Italy
Henderson Property UK AIFM Limited (HPUAL)	United Kingdom
Henderson Property Management (Jersey) Limited	Jersey
Henderson Funds Management (Jersey) Limited	Jersey
Henderson Asia Pacific Indirect Property Fund Management S.a.r.l.	Luxembourg
Henderson Indirect Property Fund (Europe) Management S.a.r.l.	Luxembourg
Henderson European Retail Property Fund Management S.a.r.l.	Luxembourg
Henderson Property Management Company (Lux) No 1 S.a.r.l.	Luxembourg
Henderson Real Estate Asset Management Ltd (MidCo)	United Kingdom
TIAA-CREF Asset Management UK Limited	United Kingdom
Henderson Global Investors Immobilien Austria GmbH	Germany
HGI Immobilien GmbH	Germany
TIAA Henderson Real Estate Enhanced Debt (GP) S.à.r.l.	Luxembourg
Islazul General Partner S.à.r.l.	Luxembourg
Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	China
Henderson CLOF II (No 3 GP) Limited	United Kingdom
Henderson CLOF II (No 1 GP) Limited	United Kingdom
Henderson CLOF II (No 2 GP) Limited	United Kingdom
Henderson CLOF II (GP) Limited	United Kingdom
Henderson OMP (GP) Limited	United Kingdom
Henderson UK OM (LP1) (GP) Limited	United Kingdom
Henderson UK OM (LP2) (GP) Limited	United Kingdom
Henderson UK OM (LP3) (GP) Limited	United Kingdom
Henderson Matador LP General Partner Limited	United Kingdom
TH RE Operations Limited	United Kingdom
TH Real Estate (France) SAS	France
Henderson Joint Ventures Property Funds Management S.a.r.l.	Luxembourg
Henderson Beteiligung Verwaltungs GmbH	Germany
Henderson Administration Services Limited	United Kingdom
TH Real Estate (Australia) Limited	Australia
Henderson Real Estate Singapore Pte	Singapore
Henderson Property Nominees Limited	United Kingdom
SAS Henderson Global Investors (France)	France
Warburg Henderson KAG fur Immobilien GmbH	Germany
AREFM (BVI) Limited	British Virgin Islands
TH RE Corporate Secretarial Services Limited	United Kingdom
TIAA-CREF Luxembourg S.a.r.l.	Luxembourg
TH RE Administration US LLC	DE
TH Real Estate US LLC	DE
TH RE US Holdings LLC	DE
TH RE US Limited	United Kingdom
TH RE Administration Limited	United Kingdom
TH RE Group Holdings Limited	United Kingdom
TH RE FCACO Limited	United Kingdom
TH RE AIFM Group Limited	United Kingdom

(21)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Canadian Oil and Gas Holding, Inc., a Canadian entity.

(22)	Polar Star Canadian Oil and Gas Holding, Inc. was organized in Canada to hold the ownership interests in the following entities each organized in Canada: (i) Polar Star Canadian Oil and Gas, Inc. which is engaged in oil and gas exploration and production; and (ii) Adastra Management, Inc., the manager of Polar Star Canadian Oil and Gas, Inc.

(23)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in (i) TCAM DOF GP LLC and (ii) TIAA-CREF Real Property Fund GP, LLC.

•	TCAM DOF GP LLC was organized to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

•	TIAA-CREF Real Property Fund GP, LLC was organized to act as the general partner of TIAA-CREF Real Property Fund LP, which was organized to act as the member of TIAA-CREF Real Property Fund REIT, LLC which was organized to own real estate.

(24)	Active Extension Fund I, LLC and Active Extension Fund III, LLC were organized to hold investments and engage in investment strategies on behalf of the TIAA General Account.

(25)	T-C SMA I, LLC was organized to act as the general partner of CPPIB-TIAA U.S. Real Property Fund, L.P, which acts as a member of C-T REIT LLC, which acts as member of C-T Shenandoah which was organized to own real estate. T-C SMA III, LLC was organized to act as the general partner of TIAA-CPPIB Commercial Mortgage Company, L.P., which acts as a member of TIAA-CPPIB Commercial Mortgage Company REIT LLC which was organized to originate and manage mortgage loans secured by real estate.

(26)	Covariance Capital Management, Inc. was organized to (i) act as an investment adviser to mid-size endowments and foundations and (ii) own the membership interests in CCAP GP, LLC, which in turn acts as the general partner of CCAP Fund 3, L.P. a Cayman Islands limited partnership, which was organized to hold investments.

(27)	Westchester Group Investment Management Holding Company, Inc. was organized to hold the interest in Westchester Group Investment Management, Inc.

(28)	Westchester Group Investment Management, Inc. was organized to operate an agricultural asset management business. Westchester Group Investment Management, Inc. holds the ownership interests in the following entities which hold interests in agricultural related investments: (i) Westchester Group Asset Management, Inc., an Illinois corporation, (ii) Westchester Group Farm Management, Inc., an Illinois corporation, (iii) Westchester Group Real Estate, Inc., an Illinois corporation, (iv) Terra Land Company, an Illinois corporation, (v) The Plata Wine Partners Trust, a California trust, (vi) Westchester Group of Europe Limited, organized in the United Kingdom, (vii) Westchester Group of Australia Pty Ltd., organized in Australia, (viii) Premiere Agricultural Management International LLC and (ix) International Agricultural Management, LLC. Premiere Agricultural Management International LLC acts as the manager of International Agricultural Investors Fund II, LLC, which holds the ownership interests in IAI Australia Fund II Pty, Ltd., organized in Australia. International Agricultural Management, LLC acts as the manager of International Agricultural Investors, LLC which owns the interests in IAI Australia Pty, Ltd. organized in Australia.

(29)	TIAA GTR Holdco LLC was organized to hold the ownership interest in Global Timber Resources LLC (“GTR”) and Global Timber SA LLC. GTR was organized to hold the ownership interests in Global Timber Europe LLC which was organized to hold ownership interests in the following entities organized to hold alternative investments: (i) Brusno Maszny Sp. Zoo organized in Poland, (ii) Ipopema 95 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych organized in Poland and (iii) Global Timber Spain, S.L. Global Timber Spain S.L. was organized in Spain to hold the ownership interests in Forestal Monterrey Colombia SAS organized in Colombia to hold alternative investments. Global Timber SA LLC was organized to hold the ownership interests in Forestal GTR Chile Limitada organized in Brazil to hold alternative investments.

(30)	TIAA Global Ag Holdco LLC was organized to hold the ownership interest in TIAA-CREF Global Agriculture LLC (“Global Ag Fund”), TIAA-CREF Global Agriculture II LLC (“Global Ag II Fund”), Global Agriculture AIV (US) LLC and Global Agriculture II AIV (US) LLC. Global Ag Fund was organized to hold the ownership interests in the following entities that will own agricultural related investments: TIAA-CREF Global Agriculture BR, LLC, Global AG Properties Australia Pty, Ltd. organized in Australia, Global Ag Properties Australia Trust organized in Australia and Nova Gaia Brasil Participaco Ltda. organized in Brazil. Global Ag II Fund was organized to hold the ownership interests in the following entities that will own agricultural related investments: TIAA-CREF Global Agriculture II BR, LLC, Global Ag Properties II Australia Pty, Ltd. organized in Australia, Global Ag Properties II Australia Trust organized in Australia and Helios Brasil Participacoes, Ltda. organized in Brazil.

(31)

TIAA Alternative Holdings, LLC (“TAH”) was organized to hold ownership interests in the following entities: (i) Beaver Investment Holdings LLC which was organized to hold ownership interests in GreenWood Resources, Inc., (ii) Global Ag AIV (CN) GP LLC organized to act as a general partner of Global Agriculture AIV (CN), LP, (iii) Global Ag II AIV GP LLC organized to act as a general partner of Global Agriculture II AIV, LP, (iv) GTR Investor Fund GP LLC organized to act as the general partner of Global Timber Resources Investor Fund LP, (v) TCAM Core Property Fund GP LLC organized to act as a general partner of TIAA-CREF Asset Management Core Property Fund LP, (vi) TCGA BT AIV, LLC organized to act as the trustee of BCIMC (TCGA) Investment Trust organized in British Columbia, Canada, (vii) TCGA Investor Fund GP LLC organized to act as the general partner of TIAA-CREF Global Agriculture Investor Fund, LP, (viii) TCGA II Investor Fund GP LLC, which acts as the general partner of Global Agriculture II Investor Fund, LP, (ix) TH Property Holdings, L.L.C., (x) TIAA Global Ag Special Member LLC organized to act as a special member of Global Agriculture AIV LLC, (xi) TIAA-CREF Alternatives Advisors, LLC, (xii) TIAA-CREF Alternatives Services, LLC, (xiii) TIAA-CREF International Holdings LLC, (xiv) Westchester Group Investment Management Holding Company, Inc and (xv) Global Timber Resources Investor Fund LP organized to hold investments in a fund. TH Property Holdings, LLC was organized to own directly or indirectly ownership interests in the following entities organized to own or manage real estate related investments:

Entity Name	Domestic Jurisdiction
1931 Norman Drive, L.L.C.	DE
Barrington Apartments, LLC	DE
BOA Partnership GP, L.L.C.	DE
BOA Partnership, L.P.	TX
Boston Road Manager, LLC	DE
Boston Road, LLC	DE
Brook Apartments, LLC	DE
Burlington Apartments, LLC	DE
BV Apartments, L.L.C.	DE
CAPREIT Atrium Apartments Limited Partnership	MN
CASA Group, L.L.C.	DE
CASA III-Ross LLC	DE
CASA IV Acquisition, LLC	DE
CASA IV-Evets I Fund, LLC	DE
CASA Partners II, L.P.	IL
CASA Partners III, L.P.	IL
CASA Partners IV, L.P.	DE
CASA Partners V Holdings, L.L.C.	DE
CASA Partners V, LP	DE
CASA Partners VI GP, LLC	DE
CASA Partners VI Holdings, LLC	DE
CASA Partners VI, LP	DE
CASA Student Housing Fund GP, LLC	DE
CASA Student Housing Fund Holdings, LLC	DE
CASA Student Housing Fund, LP	DE
CASA VI 50WB, LLC	DE
Cascade Village Apartments, LLC	DE
CGL Banyan Bay, L.P.	DE
CGL Investments, LLC	DE
CGL Los Prados, L.P.	DE
CGL Management, LLC	DE
Chelmsford Commons Manager, LLC	DE
Chelmsford Commons, LLC	DE
Columbia Commons Apartments, L.P.	MD
Columbia Commons Funding, LLC	MD
Corners Apartments, LLC	DE
Country Village Shopping Center, LLC	DE
DDR-SAU Retail Fund, L.L.C.	DE
Druid Hills Apartments, LLC	DE
Fordham Glen Apartments, LLC	DE
Forestwood Apartments, LLC	DE
Glenlake Club I, LLC	DE
Global Investors GP II, L.L.C.	DE
Global Investors GP IV, L.L.C.	DE
Global Investors GP, L.L.C.	DE
Highland Pointe Apartments, LLC	DE
HPF-GLB Fund I, LLC	DE
Innesbrook Apartments, LLC	DE

Jefferson Place Apartments, LLC	DE
K W Apartments, LLC	DE
Lincoln Woods Apartments, LLC	DE
Mansion Apartments, LLC	DE
Metro Centre Office Park, L.L.C.	DE
ML CASA II Management, LLC	DE
ML CASA II, L.P.	DE
ML CASA III Management, LLC	DE
ML CASA III, L.P.	DE
ML CASA IV Management, LLC	DE
ML CASA IV, L.P.	DE
ML CASA V Management, LLC	DE
ML CASA V, L.P.	DE
ML CASA VI Management, LLC	DE
ML CASA VI, LP	DE
MLVI Boca Vista Apartments, LLC	DE
MLVI Hampton Apartments, LLC	DE
MLVI Martha’s Vineyard Apartments, LLC	DE
MLVI Park Lake Apartments, LLC	DE
MLVI Paseo Apartments, LLC	DE
MLVI Pointe At Crabtree Apartments, LLC	DE
MLVI Symphony Place Apartments, LLC	DE
NA Property Fund Holdings, L.L.C.	DE
North American Property Fund, L.P.	DE
Owings Park Apartments, LLC	DE
Park At City West Apartments, LLC	DE
Park At Winterset Apartments Funding, LLC	DE
Park At Winterset Apartments, LLC	DE
Pelican Cove Apartment Homes, LLC	DE
Pine Tree-SAU Retail Fund, L.L.C.	DE
Prairie Point Complex, L.L.C.	DE
Quail Ridge Apartments, LLC	DE
Reading Apartments, LLC	DE
Retail Housing IDF, LLC	DE
Rittenhouse Apartments, LLC	DE
Runaway Bay, LLC	DE
San Regis, LLC	DE
Santa Fe Ranch, LLC	DE
Silverwood Apartments, LLC	DE
Special Account-U, L.P.	DE
Spinnaker Cove, LLC	DE
Springing Druid, Inc.	DE
Stonegate Complex GP, L.L.C.	DE
Stonegate Complex, L.P.	DE
Sunpointe Cove, LLC	DE
The Pointe At Chapel Hill Apartments, LLC	DE
The Waves Apartments, LP	FL
Troy East Apartments, LLC	DE
TXCGL Properties, L.P.	DE
TXCGL Properties, L.P.	DE
Vista Pointe Apartments, LLC	DE
Walk Apartments, LLC	DE
Waterford at The Lakes Apartments, LLC	DE
Waterford Park Apartments, LLC	DE

(32)	TIAA-CREF Alternatives Advisors, LLC was organized to provide advice for alternative investments.

(33)	TIAA-CREF Alternatives Services, LLC was organized (i) to hold the ownership interests in TCAS Global Investments LLC, which was organized to act as an operating subsidiary and (ii) to provide administrative services for alternative investments.

(34)	CCM Series, LLC and CCM Series 2, LLC were organized to hold investments.

(35)	Beaver Investment Holdings, LLC was organized to hold ownership interests in GreenWood Resources, Inc.

(36)	GreenWood Resources, Inc. (“GWR”) is an advisor and manager of timber and related investments. GWR holds the ownership interest in the following entities: (i) GreenWood Resources Capital Management, LLC, a registered investment advisor; (ii) GWR-GTFF Investment LLC organized to act as the limited partner for GTFF LP; (iii) GTFF GP, LLC, organized to act as the general partner for GTFF LP; (iv) GWR International Ltd. , organized in the British Virgin Islands to hold the ownership interests in (a) GWR China Ltd. organized in the British Virgin Islands to hold the ownership interests in (1) GreenWood China Capital Partners Ltd. organized in Hong Kong and (2) GreenWood Resources China Ltd. organized in Hong Kong to hold the ownership interests in GreenWood Resources Beijing Forestry Co. organized in China; (b) GWR Europe Ltd. organized in the United Kingdom to hold the ownership interest in GreenWood Resources Poland sp z.o.o. organized in Poland.; (c) GWR SA, Ltd. (BVI) organized in the British Virgin Islands to hold the ownership interest in GreenWood Resources Chile SA organized in Chile.

(37)	730 Texas Forest Holdings, Inc. was organized to act as a general partner of the following entities which own alternative investments:730 Texas Timberlands, Ltd. and 730 Texas Timberlands II, Ltd.

(38)	Inception GP LLC was organized to act as general partner of the following entities which own interests in real estate funds: Inception Partners III, L.P., Inception Partners IV, L.P., Inception Partners V, L.P.

(39)	T-C 20 Hunter Street (AUS) Pty Ltd. was organized in Australia to act as the trustee of T-C 20 Hunter Street (AUS) Trust.

(40)	Envisage Holdings, Inc. was organized in New York and is a software development company.

(41)	T-C Europe Holdings, Inc. was organized to act as the general partner of T-C Europe, LP in connection with a joint venture.

(42)	TIAA Charitable, Inc. was organized for charitable, educational, scientific, literary, and religious purposes within the meaning of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(43)	TIAA Asset Management, LLC was organized to hold the ownership interests in (i) TIAA-CREF Asset Management LLC and (ii) TIAA Asset Management Finance Company, LLC, which was organized to hold the ownership interests in Nuveen Holdings, Inc.

(44)	Nuveen Holdings, Inc. was organized to hold the ownership interests in Nuveen Investments, Inc. (“NII or Nuveen”). NII indirectly or directly holds the ownership interests in the following entities:

a.	Gresham Asset Management LLC (“GAM”) which was organized to provide management services to collective investment vehicles for the following private funds formed to act as a vehicle for third party investors: (i) The ETAP Fund, Ltd.; (ii) The ETAP Master Fund, Ltd.; (iii) The Gresham A+Master Fund, Ltd; (iv) The Gresham EJ Master Fund, Ltd.; (v) The Gresham G+ Fund, Ltd.; (vi) The Gresham G+ Master Fund, Ltd.; (vii) The Strategic Commodities Fund II LLC; and (viii) The TAP WP Master Fund, Ltd.

b.	Gresham Investment Management LLC, a registered investment advisor, commodity pool operator, and commodity trading advisor, which was organized to provide investment advisory and management services (which may be sub-advisory services, segregated investment account, management and or services through a Nuveen-sponsored investment vehicle) for the following entities: (i) Gresham Investment Management Asia Pte. Ltd. organized in Singapore to provide sales and marketing services with respect to the investment advisory and management services offered by GAM; (ii) Gresham Qualifying Investor Funds plc; (iii) Strategic Commodities Fund, Ltd.; (iv) The ETAP Fund, LLC; (v) The Gresham A+ Fund LLC;(vi) The Gresham A+ Fund, Ltd.; (vii)The Gresham DJF CommodityBuilder Fund LLC; (viii) The Gresham DJF Fund, LLC; (ix) The Gresham EJ Fund LLC; (x) The Gresham EJ Fund, Ltd.; (xi) The Gresham G+ Fund, LLC; (xii)The Gresham Gold Plus Fund LLC (xiii) The Gresham Gold Plus Fund, Ltd.; (xiv) The Gresham MTAP Commodity Builder Fund LLC; (xv) The Onshore ETAP Fund, L.L.C.; (xvi) The Onshore Gresham A+ Fund, LLC; (xvii) The Strategic Commodities Fund LLC; (xviii) The Strategic Commodities Master Fund, Ltd.; (xix) The TAP CommodityBuilder Fund, L.L.C.; (xx) The Tap Fund, LLC.; (xxi) The Tap Master Fund Ltd.; (xxii) The TAP WP Fund, LLC.; (xxiv) The TAP WP Master Fund, Ltd.

c.	Nuveen Global Investors Funds PLC was organized to serve as an umbrella fund with segregated liability between sub-funds, established as an open-ended investment company with variable capital organized under the laws of Ireland and formed to act as a vehicle for third party investors.

d.	Montgomery Street CLO Debt Fund LLC is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity.

e.	Nuveen Fund Advisors, LLC, a registered investment advisor and commodity pool operator was organized to provide investment advisory and management services for, and to act as the sponsor and investment manager for Nuveen and non-Nuveen investment vehicles, including (i) Nuveen Asset Management, LLC, a registered investment advisor, which was organized to provide investment management services to Nuveen-sponsored investment vehicles; to manage segregated investment accounts and provide services to non-Nuveen-sponsored investment vehicles through sub-advisory role and acts as the managing member of Core Plus Bond Fund, LLC a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity and (ii) Symphony Specialty Finance LLC, a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity.

f.	Nuveen Commodities Asset Management, LLC, a registered commodity pool operator, was organized to provide management services to commodity pools and act as the manager of the following private funds organized to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity: (i) Nuveen Diversified Commodity Fund and (ii) Nuveen Long/Short Commodity Total Return Fund .

g.	Nuveen Global Investments Holdings, LLC was organized to hold the ownership interests in Nuveen Global Investments Ltd. which was organized in the United Kingdom FCA Registered Exempt CAD firm, to provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

h.	Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Nuveen Alternative Investments, LLC, Nuveen Asia Investments, Inc.,Nuveen Investments Advisers Inc. a registered investment advisor, Nuveen Investments Institutional Services Group LLC, Rittenhouse Asset Management, Inc., NWQ Energy Funds, LLC and NWQ Funds, LLC are inactive.

i.	Nuveen Investments Holdings, Inc. was organized to provide the shared platform for all members of the Nuveen Group. This shared service platform includes administrative and operational services for the members of the Nuveen group of entities. It also holds the ownership interests in Nuveen Investments Canada Co. which was organized in Canada to provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

j.	Nuveen NWQ Holdings, LLC was organized to hold the ownership interests in NWQ Investment Management Company, LLC, a registered investment advisor, which was organized to provide investment management services to Nuveen-sponsored investment vehicles, to manage segregated investment accounts and provide services to non-Nuveen-sponsored investment vehicles through sub-advisory role.

k.	Nuveen Securities, LLC, a registered broker-dealer and FINRA member, was organized to act as a broker-dealer that distributes and/or underwrites all of the Nuveen Funds and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients.

l.	Nuveen Tradewinds Holdings, LLC was organized to hold the ownership interests in Tradewinds Global Investors, LLC, a registered investment advisor, which was organized to provide investment management services to Nuveen-sponsored investment vehicles, to manage segregated investment accounts and provided services to non Nuveen-sponsored investment vehicles through a sub-advisory role. Tradewinds Global Investors, LLC has authority to provide instructions to trustees of The Tradewinds Institutional Investment Trust, a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity.

m.	Nuveen WCM Holdings, LLC was organized to hold the ownership interests in Winslow Capital Management LLC, a registered investment advisor, which was organized to provide investment management services to Nuveen-sponsored investment vehicles, to manage segregated investment accounts and provided services to non Nuveen-sponsored investment vehicles through a sub-advisory role.

n.	Santa Barbara Asset Management, LLC, a registered investment advisor, was organized to provide investment management services to Nuveen-sponsored investment vehicles, to manage segregated investment accounts and provided services to non Nuveen-sponsored investment vehicles through a sub-advisory role.

o.

Symphony Asset Management LLC, a registered investment advisor, was organized in California to provide investment management services to Nuveen-sponsored investment vehicles, to manage segregated investment accounts and provided services to non Nuveen-sponsored investment vehicles through a sub-advisory role and hold ownership interests in the following entities: (i) Symphony Funds LLC organized to provide management services to private funds sponsored by the Nuveen Group and act as the general partner of certain Nuveen Group sponsored private funds, including: Symphony Senior Loan Fund (Nuveen) L.P. a private fund organized to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (ii) Symphony GP LLC organized in California to provide management services to private funds sponsored by Nuveen and to act as the general partner of certain Nuveen Group sponsored private funds, including, Symphony Eureka Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (iii) Symphony Small Cap Core Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (iv) Symphony Long Short Credit Unit Trust is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (v) Bravura 99 Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (vi) Overture 7 Fund, L.P. is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (vii) (Rhapsody Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (viii) Symphony CLO Holdings, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (ix) Symphony CLO Opportunities Fund, LP organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (x) Symphony CLO Opportunities Master Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (xii) Symphony Convertible Arbitrage Master Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (xii) Symphony Convertible Bond Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (xiii) Symphony Event Driven Opportunities Fund, L.P. is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (xiv) Symphony Event Driven Opportunities Master Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity; (xv)Symphony Long Short Credit Fund, L.P. organized in California is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen entity.

Additional entities, comprised of joint ventures are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 27. Number of Contractowners

As of February 28, 2015 there were 153,273 owners of the contracts.

Item 28. Indemnification

Trustees, officers, and employees of TIAA may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Six of TIAA’s bylaws (see Exhibit 6(B)). Article Six provides that, to the extent permitted by law, TIAA will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a trustee, officer, or employee of TIAA or, while a trustee, officer, or employee of TIAA, served any other organization in any capacity at TIAA’s request. To the extent permitted by law, such indemnification could include judgments, fines, amounts paid in settlement, and expenses, including attorney’s fees. TIAA has in effect an insurance policy that will indemnify its trustees, officers, and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) TIAA-CREF Individual & Institutional Services, LLC acts as principal underwriter for Registrant, College Retirement Equities Fund, TIAA Real Estate Account, TIAA-CREF Life Insurance Company Separate Account VA-1, TIAA-CREF Life Insurance Company Separate Accounts VLI-I and VLI-2, and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Kathie Jane Andrade	Manager, President and Chief Executive Officer
Douglas Edward Chittenden	Manager
Eric Thomas Jones	Manager
Brian Richard Bohaty	Operations Manager
William Claire Bair	Vice President and Chief Financial Officer
Carol Ward Deckbar	Manager
Jorge Gutierrez	Treasurer
Peter Anthony Kennedy	Manager, Vice President and Chief Operating Officer
Samuel A. Turvey	Chief Compliance Officer
Marjorie Pierre-Merritt	Secretary
Pamela Lee Lewis Marlborough	Vice President, Chief Legal Officer, Assistant Secretary
Teresa Ann Hassara	Manager
Steven Butzine	AML Officer
Patricia Adams	Managing Director, Broker /Dealer Operations

*	The principal business address is: TIAA-CREF Individual & Institutional Services, LLC, 730 Third Avenue, New York, NY 10017.

(c) Not Applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, 22 Kimberly Road, East Brunswick, New Jersey 08816, Citistorage, 5 North 11th Street, Brooklyn, New York 11211, File Vault, 839 Exchange Street, Charlotte, North Carolina 28208, JP Morgan Chase Bank, N.A., 4 Chase Metrotech Center Brooklyn, New York 11245, and State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Representations

Teachers Insurance and Annuity Association of America represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Teachers Insurance and Annuity Association of America.

TIAA represents that the No-Action Letters issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance and August 30, 2012 to ING Life Insurance Company are being relied upon, and that the terms of those No-Action positions have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-3 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2015.

TIAA SEPARATE ACCOUNT VA-3

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (On behalf of Registrant and itself)

By:	/S/ EDWARD D. VAN DOLSEN
Name:	Edward D. Van Dolsen
Title:	Executive Vice President, President of Retirement & Individual Financial Services

As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons on April 24, 2015 in the capacities indicated.

Signature	Title

/S/ EDWARD D. VAN DOLSEN	Executive Vice President and President of Retirement & Individual Financial Services (Principal Executive Officer)
Edward D. Van Dolsen

/S/ VIRGINIA M. WILSON	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Virginia M. Wilson

SIGNATURE OF TRUSTEE	SIGNATURE OF TRUSTEE

*	*
Jeffrey R. Brown	Maureen O’Hara

*
James R. Chambers	Donald K. Peterson

*	*
Robert C. Clark	Sidney A Ribeau

*	*
Roger W. Ferguson, Jr.	Dorothy K. Robinson

*	*
Lisa W. Hess	David L. Shedlarz

*	*
Edward M. Hundert M.D.	Ronald L. Thompson

*	*
Lawrence H. Linden	Marta Tienda

*	Signed by Jonathan Feigelson as attorney-in-fact pursuant to powers of attorney filed herewith or previously with the SEC, which are incorporated herein by reference.

/s/ JONATHAN FEIGELSON
Jonathan Feigelson
Attorney-in-fact

Exhibit Index

(4)

	(W)	Supplement to TIAA Retirement Choice Annuity Certificate

	(X)	Supplement to TIAA Retirement Choice Plus Annuity Certificate

	(Y)	Supplement to TIAA Retirement Annuity Contract

	(Z)	Supplement to TIAA Supplemental Retirement Annuity Contract

	(A1)	Supplement to TIAA Group Retirement Annuity Certificate

	(A2)	Supplement to TIAA Group Supplemental Retirement Annuity Certificate

	(A3)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract

	(A4)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate

(6)	(A)	Restated Charter of Teachers Insurance and Annuity Association of America (as amended)

	(B)	Bylaws of Teachers Insurance and Annuity Association of America (as amended)

(8)	(A1)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America,
TIAA-CREF Funds, Teachers Advisors, Inc. and Teachers Personal Investors Services, Inc.

(9)		Opinion and consent of Jon Feigelson, Esquire

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(13)		Powers of Attorney (Powers of Attorney for certain Trustees only are included herein)